EXHIBIT 10.44

STANDARD LEASE AGREEMENT (OFFICE)

BETWEEN

LANDHOLD, INC., A CALIFORNIA CORPORATION,

AS “LANDLORD”

AND

HEALTH NET, INC., A DELAWARE CORPORATION,

AS “TENANT”

MARCH 5, 2001

(11971 FOUNDATION PLACE, RANCHO CORDOVA)

OFFICE GROSS LEASE AGREEMENT

Basic Lease Information

Terms and Definitions. For the purpose of this Lease, the following capitalized terms shall have the following definitions:

Lease Date:	March 5, 2001

Landlord:	Landhold, Inc., a California corporation 8413 Jackson Road, Suite B Sacramento, California 95826

Tenant:	Health Net, Inc., a Delaware Corporation

Tenant’s Notice Address:	Health Net, Inc. P. O. Box 2470, Rancho Cordova, CA 95741-2470 Attn: Director of Real Estate

Tenant’s Billing Address:	Health Net, Inc. P. O. Box 2470, Rancho Cordova, CA 95741-2470 Attn: Director of Real Estate

Tenant Contact:	Director of Real Estate Phone Number: (916) 463-7742 Fax Number: (916) 463-7747

Project:	That office development commonly known as Gold Pointe Corporate Center, which currently consists of two office buildings, but shall eventually be comprised of five office buildings.

Building:	The three story building commonly known as 11971 Foundation Place, Rancho Cordova, California. The location of the Building is shown on the site plan attached as Exhibit A.

Tenant’s Proportionate Share:	98.10%, based on a Building rentable area of approximately 147,801 square feet.

Premises:	The Premises referred to in this Lease consists of approximately 145,000 rentable square feet on the first, second and third floors of the Building, as shown on the floor plans attached hereto as Exhibit G.

Term:	The term shall be ten (10) years and six (6) months from the Commencement Date as defined in Section 4 below.

Scheduled Lease Commencement Date:	July 15, 2002

Business Hours:	The hours of 7:00 a.m. to 6:00 p. m, Monday through Friday, and 8:00 a.m. to 1:00 p.m. Saturday (excepting Federally recognized holidays).

Base Rent:	Months 01-06:	Free of Rent and Operating Expenses.
	Months 07-30:	$1.83 per rentable square foot per month.
	Months 31-54:	$1.88 per rentable square foot per month.
	Months 55-78:	$1.93 per rentable square foot per month.
	Months 79-102:	$1.98 per rentable square foot per month.
	Months 103-126:	$2.03 per rentable square foot per month.

Base Year:	2002 calendar year

Lease Year:	The calendar year in which the Term commences and each succeeding calendar year thereafter.

Use:	General office and any other lawful use approved in writing by Landlord, which shall not be unreasonably withheld, delayed or conditioned.

Security Deposit:	Waived

Broker for Landlord:	None

Broker for Tenant:	Aguer Pipgras Associates 655 University Avenue, Suite 215 Sacramento, California 95825-6747

LIST OF EXHIBITS:

A	Site Plan
A-l	Project Plans and Specs
B	Lease Improvement Agreement
C	First Amendment to Lease and Acknowledgment
D	Rules and Regulations
E	Janitorial Specifications
F	Exclusions From Operating Expenses and Real Estate Taxes
G	Floor Plans of Premises

STANDARD LEASE AGREEMENT

(OFFICE)

This Standard Lease Agreement (“Lease”) is made and entered into by the Landlord and Tenant referred to in the Basic Lease Information. The Basic Lease Information attached to this Lease as page 1 and page 2 is hereby incorporated into this Lease by this reference.

1.	PREMISES

(a) This Lease shall be effective as between Landlord and Tenant as of the full execution and delivery hereof by both Landlord and Tenant. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord upon the terms and conditions contained herein the Premises, which are more particularly described in Exhibit A attached hereto and made a part hereof (the “Premises”), including the tenant improvements (the “Tenant Improvements”) thereon presently existing or to be constructed in accordance with the “Lease Improvement Agreement” attached as Exhibit B, which is made a part hereof by this reference. As hereinafter used in this Lease, the term “Building” shall refer to the entire structure in which the Premises are located, the term “Lot” shall refer to the Assessor’s tax parcel on which the Building is situated, and the term “Project” shall collectively refer to the Lot, the Building, and the Project Common Areas. This Lease confers no rights either with regard to the subsurface of the land below the ground level of the Building or with regard to airspace above the roof of the Building.

(b) Tenant acknowledges that, as of the Lease Date, Landlord has begun development on the Building, which construction is intended to be completed by the Scheduled Lease Commencement Date. Prior to the Lease Date, Landlord and Tenant have agreed upon certain project plans (“Project Plans”), attached hereto as Exhibit A-1. Landlord agrees to construct the Building in compliance with the Project Plans and all applicable laws, statutes and ordinances, and such construction shall be consistent with the Project Specifications, subject to events preventing such compliance beyond the reasonable control of Landlord (provided that Landlord has advised Tenant in writing of such noncompliance, and the specific reasons (c) Tenant may, not later than the Commencement Date, at Tenant’s expense, have a licensed architect measure the Premises (using the Standard Method for Measuring Floor Area in Office Buildings, ANSI Z65.1-1996, published by BOMA International (the “BOMA Standard”)) to determine the rentable area and usable area of the Premises. Based on such measurement, the Base Rent, and Tenant Improvement Allowance shall be proportionately adjusted; provided, however, that in no event (i) will such measurement result in a Rent increase to Tenant of more than two percent (2%), or (ii) will the rentable area of the Premises be more than ten percent (10%) greater than the “Office Area” (as that term is defined in the BOMA Standard) of the Premises (the difference, expressed as a percentage of the Office Area of the Premises, between the Premises’ rentable area and the Office Area of the Premises is hereinafter referred to as the “Load Factor”).

2.	ACCEPTANCE OF PREMISES

Except as otherwise provided in this Lease, Tenant’s taking possession of the Premises shall constitute Tenant’s acknowledgment that, to Tenant’s actual knowledge, the Premises are in good condition and that the Tenant Improvements are constructed in accordance with the Lease Improvement Agreement, and that Tenant agrees to accept the same in its condition existing as of the date of such entry and subject to all applicable municipal, county, state and federal statutes, laws, ordinances, including zoning ordinances, and regulations governing and relating to the use, occupancy or possession of the Premises. Notwithstanding the foregoing, within fifteen (15) days following the Commencement Date, Tenant shall deliver to Landlord a list of items (“Punch List Items”) that Tenant reasonably deems that Landlord complete or correct in order for the Premises to be reasonably acceptable (which shall not include any items damaged by Tenant, its agents, employees, contractors and/or subcontractors). Within thirty (30) days following Landlord’s receipt of the Punch List Items, to the extent commercially possible, Landlord shall complete and/or correct such items set forth on the Punch List Items using its good faith efforts and due diligence. No promise of Landlord to alter, remodel, repair or improve the Premises or the Building and no representation, express or implied, respecting any matter or thing related to the Premises or Building or this Lease (including, without limitation, the condition of the Building or Premises) have been made to Tenant by Landlord, its agents or employees, other than as set forth in the Lease Improvement Agreement and as otherwise provided in this Lease. Nothing in this Section 2 shall, however, relieve Landlord of its obligation to correct any latent defects in the Premises, Building or Project, or to construct the Premises in compliance with all applicable laws.

3.	PROJECT COMMON AREAS

The term “Project Common Areas” shall refer to all areas and facilities outside the Premises and within the Project (including all appurtenant parking facilities) that are provided and designated by Landlord from time to time for the general nonexclusive use of Landlord, Tenant, and of other lessees in the Project and their respective employees, suppliers, shippers, customers, and invitees. Landlord hereby grants to Tenant, during the term of this Lease, the nonexclusive right to use, in common with others entitled to such use, the Project Common Areas as they exist from time to time, subject to any reasonable and nondiscriminatory rules, regulations, and restrictions governing the use of the Project as from time to time made or amended by Landlord. Under no circumstances shall the right granted herein to use the Project Common Areas be deemed to include the right to store any property in the Project Common Areas. Provided that Landlord, using its commercially reasonable efforts, does not unreasonably interfere with Tenant’s use of the Premises or the parking facilities, Landlord reserves the right at any time and from time to time, to: (i) make alterations in or additions to the Project and to the Project Common Areas; (ii) close the Project Common Areas to whatever extent required in the opinion of Landlord’s counsel to prevent a dedication of any of the Project Common Areas or the accrual of any rights of any person or of the public to the Project Common Areas; (iii) temporarily close any of the Project Common Areas for maintenance purposes; and (iv) promulgate reasonable and nondiscriminatory rules and regulations governing the use of the Project Common Areas.

4.	TERM AND POSSESSION

(a) Subject to and upon the terms and conditions set forth herein, the Term of this Lease shall be for the period specified in the Basic Lease Information, commencing upon the earlier of the following dates (the “Commencement Date”): (i) the date on which the Premises are Substantially Complete (as defined below); (ii) the date on which the Premises would have been Substantially Complete had there been no tenant Delays (as defined in Section 6.1 of the Lease Improvement Agreement); or (iii) the date upon which the Tenant takes possession of the Premises in order to conduct its business operations therein, with the Landlord’s written consent, provided, however, that in no event shall Tenant be obligated to accept a Commencement Date prior to July 15, 2002. Within thirty (30) days after the Commencement Date, Landlord and Tenant shall execute an amendment to this Lease (“First Amendment to Lease and Acknowledgment”) setting forth the Commencement Date and the expiration date of the term of the Lease, which shall be in the form attached hereto as Exhibit C. For purposes of the foregoing, the Premises shall be deemed to be “Substantially Complete” when (i) Tenant is tendered direct access to the Premises with building services (sanitary sewer, public water, electrical, elevator, HVAC service and fire suppression services operational) ready to be furnished to the Premises, and (ii) a certificate of occupancy (temporary or final) for the Premises has been issued by the appropriate governmental entity, and (iii) the identified construction to be provided by Landlord, as set forth in the Lease Improvement Agreement has been completed, with the exception of the Punch List Items. Landlord shall provide Tenant with not less than sixty (60) days prior written notice of the anticipated date that the Premises shall be Substantially Complete. Tenant shall be permitted sixty (60) days early occupancy prior to the Commencement Date to set up telecommunication equipment and panelized furnishings, to move in Tenant’s furniture, fixtures and equipment, and to otherwise prepare the Premises for Tenant’s use and occupancy, provided Tenant does not interfere or impede Landlord in construction of tenant improvements, and provided further that evidence of insurance as hereinafter required is delivered to Landlord prior to occupancy. Landlord shall Substantially Complete the Premises by the Scheduled Lease Commencement Date as set forth in the Basic Lease Information, plus extensions thereto equal to the durations of (i) any delays beyond the reasonable control of Landlord, such as acts of God, fire, earthquake, acts of a public enemy, riot, insurrection, unavailability of materials, governmental restrictions on the sale of materials or supplies or on the transportation of such materials or supplies, governmental delay in issuing permits, approvals, and inspections, strike or shortages directly affecting construction or transportation of materials or supplies, shortages of materials or labor resulting from government controls, weather conditions, or any other cause or events beyond the reasonable control of Landlord, provided that Landlord has advised Tenant in writing of such causes or events, within a reasonable period of time after learning of the same, and Landlord has used reasonable efforts to minimize the delay occasioned thereby (collectively, “Force Majeure Event”), or (ii) Tenant Delays caused by or attributable to the Tenant (“Tenant Delays”) (as defined in Section 6.1 of the Lease Improvement Agreement). The parties agree that if Landlord is unable to Substantially Complete the Premises by the Scheduled Lease Commencement Date, plus any extension thereto pursuant to this Section, this Lease shall not be void or voidable (except as expressly provided in this Section 4 below), nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, and the expiration date of the Term of this Lease shall be extended for such delay; but in such event, Tenant shall not be liable for any Rent until the day that is the first day of the seventh (7th) month following the Commencement Date; provided, however if such delays were caused or attributable to Tenant, Rent shall commence as of the day that is the first day of the seventh (7th) month following the date that the Commencement Date would have occurred but for Tenant Delays.

(b) If the Commencement Date has not occurred within thirty (30) days after the Scheduled Lease Commencement Date (the “Grace Period”) (unless such delays are caused by Force Majeure Events), for any reason other than Tenant Delays, Landlord shall grant Tenant a period of free Rent (including Base Rent and all Operating Expenses), commencing upon the expiration of the Rent abatement period provided in Section 5(b). This period of free Rent shall consist of one day for each day elapsing between the expiration of the Grace Period and the Commencement Date.

(c) If for any reason whatsoever, including but not limited to Force Majeure Events, but excluding Tenant Delays, the Commencement Date does not occur within one hundred eighty (180) days after the Scheduled Lease Commencement Date, Tenant may, upon ten (10) days’ written notice to Landlord, terminate this Lease without incurring any liability to Landlord, if the Commencement Date does not occur during such ten (l0)-day period.

5.	BASE RENT

(a) Tenant agrees to pay Landlord the Base Rent for the Premises, without prior notice, demand, deduction or offset (except as expressly set forth in this Lease or under applicable law) in the manner and amounts set forth in this Section 5. Landlord agrees to accept payment of Base Rent pursuant to wire transfer from Tenant. The term “Rent” as used in this Lease shall mean Base Rent, Tenant’s Proportionate Share of Operating Expenses, Excess Utilities Payments, and any other amounts owing from Tenant to Landlord pursuant to the provisions of this Lease. The Base Rent shall be payable in advance on or before the first day of each month throughout the term of this Lease. Base Rent for any period during the term hereof which is for less than one month shall be a prorated portion of the monthly installment based upon a thirty (30)-day month.

(b) The Base Rent shall be increased during the Term of this Lease as follows:

Months 01-06:	Free of rent and operating expenses and utility charges.
Months 07-30:	$1.83 per rentable square foot per month.
Months 31-54:	$1.88 per rentable square foot per month.
Months 55-78:	$1.93 per rentable square foot per month.
Months 79-102:	$1.98 per rentable square foot per month.
Months 103-126:	$2.03 per rentable square foot per month.

(c) If the amount of Rent or any other payments due under this Lease violates the terms of any governmental restrictions on such Rent or payment, then the Rent or payment due during the period of such restrictions shall be the maximum amount allowable under those restrictions.

6.	SECURITY DEPOSIT

Waived.

7.	OPERATING EXPENSES

(a) For the purpose of this Section 7(a) and this Lease, the following terms are defined as follows:

(1)	“Base Year” shall mean the calendar year set forth in the Basic Lease Information; provided, however, that if the Commencement Date occurs later than December 31, 2002, for any reason other than Tenant Delays, the “Base Year” shall be the calendar year 2003.

(2)	“Tenant’s Proportionate Share” of the total rentable area of the Building as set forth as a percentage in the Basic Lease Information, however, Landlord and Tenant acknowledge that if physical changes are made to the Premises or the Building or the configuration of any thereof, Landlord may at its discretion reasonably adjust Tenant’s Proportionate Share of the Building to reflect the change. Landlord’s determination of Tenant’s Proportionate Share of the Building shall be conclusive so long as it is reasonably and consistently applied and does not otherwise violate the provisions of this Lease.

(3)

“Operating Expenses” shall mean all reasonable and necessary costs and expenses paid or incurred by or on behalf of Landlord (whether directly or through independent contractors) in connection with the operation, repair, replacement and maintenance of the Building and the Project, including the following costs by way of illustration, but not limitation: (i) salaries, wages, compensation, benefits, pension or contributions and all medical, insurance and other fringe benefits paid to, for, or with respect to all persons, excluding management personnel (whether they be employees of Landlord, its managing agent or any independent contractor) for their services in the operation (including security services for the Project, allocated in an equitable manner to the Building), maintenance, repair or cleaning of the Project or Building, and payroll taxes, worker’s compensation, uniforms and dry cleaning costs for such persons; (ii) payments under service contracts with independent contractors for operating (including providing security services, if any), maintaining, repairing or cleaning the Project or Building or any portion thereof or any fixtures or equipment therein; (iii) all costs for water, steam, sewer and other utility services to the Project or Building, including any taxes on any such utilities (but excluding electricity and natural gas, as those expenses are addressed as Excess Utilities Payments pursuant to Section 7(a)(5) below); (iv) repairs and replacements which are appropriate to the continued operation of the Building as a first-class office building; (v) cost of lobby decoration, painting and decoration of non-tenant areas; (vi) cost of landscaping in, on or about the Project or Building; (vii) cost of building and cleaning supplies and equipment, cost of replacements for tools and equipment used in the operation, maintenance and repair of the Project or Building and charges for lobby and elevator telephone service for the Building; (viii) financial expenses incurred in connection with the operation of the Project or Building, such as insurance costs, including, but not limited to, any premiums, deductibles and other costs of insurance, as Landlord may, in its reasonable discretion, from time to time carry (including, without limitation, liability insurance, fire and casualty insurance, rental interruption insurance, flood and earthquake insurance, and any other insurance), attorneys’ fees and disbursements, auditing and other professional fees and expenses, association dues and any other ordinary and customary financial expenses incurred in the ordinary course in connection with the operation of the Project and Building; (ix) fees payable to a property management company (which may be owned or controlled by Landlord or Landlord’s principals) for the property and asset management of a first-class office building; (x) the cost of capital improvements made by Landlord in order (i) to conform to any changes enacted after the Commencement Date in laws, rules, regulations or requirements of any governmental authority having jurisdiction, or of the board of fire underwriters or similar insurance body, provided that such expense, if a capital expenditure as determined by generally accepted accounting procedures, shall be amortized on a straight line basis over such expenditure’s useful life, and only such amortized portion shall be included in Operating Expenses, not to exceed One Hundred Thousand and No/100ths Dollars ($100,000.00) in any given Lease Year (which limitation shall apply only during the initial Term of this Lease), or (ii) to effect a labor saving, energy saving or other economy, which cost shall be included in Operating Expenses for the Lease Year in which such improvement was made not in excess of the savings resulting from such expenditure; (xi) costs for accounting, legal and other professional services incurred in the operation of the Project and Building; (xii) rental payments made for equipment used in the operation and maintenance of the Project; (xiii) the cost of governmental licenses and permits, or renewals thereof, necessary for the operation of the Project and/or

Building; (xiv) sales, use and excise taxes on goods and services; (xv) real property taxes, assessments and bonds (collectively, “Real Estate Taxes”), which shall include, but not be limited to, any and all taxes, assessments, water and sewer charges and other similar governmental charges levied on or attributable to the Project, including the Building and the Lot, or their operation, ordinary and extraordinary, substitute and additional, unforeseen as well as foreseen, present and future, of any kind and nature whatsoever, including without limitation, (i) real property taxes or assessments levied or assessed against the Project, including the Building and the Lot, (ii) assessments or charges levied or assessed against the Project, including the Building and the Lot by any redevelopment agency, (iii) any tax measured by gross rentals received from the leasing of the Premises, Building or Project, excluding any documentary transfer taxes, net income, franchise, capital stock, estate or inheritance taxes imposed by the state or federal government or their agencies, branches or departments; provided that if at any time during the term any governmental entity levies, assesses or imposes on Landlord any (1) general or special, ad valorem or specific, excise, capital levy or other tax, assessment, levy or charge directly on the rent received under this Lease or on the rent received under any other leases of space in the Building or the Project, or (2) any license fee, excise or franchise tax, assessment, levy or charge measured by or based, in whole or in part upon such rent, or (3) any transfer, transaction, succession, gift, transit, or similar tax, assessment, levy or charge based directly or indirectly upon the transaction represented by this Lease or such other leases, or (4) any occupancy, use, per capita or other tax, assessment, levy or charge based directly or indirectly upon the use or occupancy of the Premises or other premises within the Building or the Project, then any such taxes, assessments, levies and charges shall be deemed to be included in real property taxes and assessments (real estate taxes and assessments shall also include the reasonable cost to Landlord of contesting the amount, validity, or applicability of any real estate taxes and assessments); (xvi) costs associated with the maintenance of the Building management offices or related facilities in the Building, including the fair rental value of any space occupied for such purposes in the event the Landlord performs such management services itself, or the rental paid to Landlord for such space by any management company in the event that Landlord employs a management company to provide such services (in no event, however, will such management office or related facility exceed 2,000 square feet); and (xvii) all other reasonable or necessary expenses paid in connection with the operation, maintenance, repair, replacement and cleaning of the Project and Building, that pursuant to sound property management practices consistently applied would be considered an operating expense. Please see Exhibit F for Operating Expense exclusions (in the event of any inconsistency between this Section 7(a)(3) and Exhibit F, the terms of Exhibit F shall control).

Any costs or expenses of the nature described above shall be included in Operating Expenses for any Lease Year no more than once, notwithstanding that such cost or expenses may fall under more than one of the categories listed above. Operating Expenses shall not be reduced as a result of Tenant performing for itself any of the services that Landlord provides for the Project or the tenants thereof. Landlord may use related or affiliated entities to provide service or furnish materials for the Project; provided the fees and charges of such related and affiliated entities do not exceed the reasonable fees charged in the applicable industry for a project similar to the Project.

The Operating Expenses that vary with occupancy (“Varying Operating Expenses”) and that are attributable to any Lease Year (including the Base Year) in which less than ninety-five percent (95.00%) of the rentable area of the Building is occupied by tenants will be adjusted by Landlord to the amount that Landlord reasonably believes they would have been if ninety-five percent (95.00%) of the rentable area of the Building had been occupied. Additionally, Real Estate Taxes for the Base Year shall be adjusted to be based upon a fully completed and assessed Building, with full completion of all tenant improvements constructed therein consistent with finishes generally utilized by similar first-class projects in the vicinity of the Building.

(4)	Tenant’s Proportionate Share of Operating Expenses shall be payable by Tenant to Landlord as follows:

(i)	Beginning with the Lease Year following the Base Year and for each Lease Year thereafter, Tenant shall pay Landlord an amount equal to Tenant’s Proportionate Share of the Operating Expenses incurred by Landlord in the Lease Year which exceeds the total amount of Operating Expenses payable by Landlord for the Base Year. This excess is referred to as the “Excess Expenses.”

(ii)

To provide for current payments of Excess Expenses, Tenant shall, at Landlord’s request, pay as additional rent during each Lease Year, an amount equal to Tenant’s Proportionate Share of the Excess Expenses payable during such Lease Year, as estimated and modified by Landlord from time to time, but not in excess of once per Lease Year. Such payments shall be made in monthly installments, commencing on the first day of the month following the month in which Landlord notifies Tenant of the amount it is to pay hereunder and continuing until the first day of the month following the month in which Landlord gives Tenant a new notice of estimated Excess Expenses. It is the intention hereunder to estimate from time to time the amount of the Excess Expenses for each Lease Year, including the Lease Year immediately following the Base Year, and Tenant’s Proportionate Share thereof, and then to make an adjustment in the following year based on the actual Excess Expenses incurred for that Lease Year.

(iii)	On or before April 1 of each Lease Year after the first Lease Year (or as soon thereafter as is practical), Landlord shall deliver to Tenant a statement (“Expense Statement”) setting forth Tenant’s Proportionate Share of the Excess Expenses and Excess Utilities Payments (as defined in Section 7(a)(5) below) for the preceding Lease Year; provided, however, that the failure of Landlord to supply such statement shall not constitute a waiver of Landlord’s rights to collect for such Excess Expenses or Excess Utilities Payments, except, however, in the event that Landlord’s failure to provide such statement exceeds two hundred seventy (270) days after the Lease Year in question, Landlord’s right to collect such Excess Expenses and Excess Utilities Payments shall terminate at such time. If Tenant’s Proportionate Share of the actual Excess Expenses or Excess Utilities Payments for the previous Lease Year exceeds the total of the estimated monthly payments made by Tenant for such year, Tenant shall pay Landlord the amount of the deficiency within thirty (30) days of the receipt of the statement. If such total exceeds Tenant’s Proportionate Share of the actual Excess Expenses or Excess Utilities Payments for such Lease Year, then Landlord shall credit against Tenant’s next ensuing monthly installment(s) of Base Rent and Excess Expense and Excess Utilities Payments an amount equal to the difference until the credit is exhausted. If a credit is due from Landlord on the Expiration Date, Landlord shall pay Tenant the amount of the credit within thirty (30) days following the determination of such amount. The obligations of Tenant and Landlord to make payments required under this Section 7 shall survive the Expiration Date. Tenant’s Proportionate Share of Excess Expenses and Excess Utilities Payments in any Lease Year having less than three hundred sixty-five (365) days shall be appropriately prorated.

(iv)	For a period of nine (9) months after receipt of the Expense Statement, Tenant, or its representatives, shall be entitled, upon ten (10) days prior written notice and during normal business hours, at the office of the Building’s property manager or such other place as Landlord shall reasonably designate, to inspect, copy and examine those books and records of Landlord relating to the determination of Excess Expenses and Excess Utilities Payments for the immediately preceding Lease Year. Failure of Tenant to request such inspection within such nine (9) month period shall render such Expense Statement conclusive and binding on Tenant. Notwithstanding any contrary provision of this Lease, the Base Year Operating Expenses shall be subject to audit at any time, without the aforementioned nine-month limitation or any other time limitation. If, after inspection and examination of such books and records, Tenant disputes the amounts of the Excess Expenses or Excess Utilities Payments charged by Landlord, Tenant may, by written notice to Landlord, request an independent audit of such books and records. The independent audit of the books and records shall be conducted by a certified public accountant, an independent property management company, or other reputable professional with the requisite experience regarding operating expenses (each, a “Qualified Auditor”) reasonably acceptable to both Landlord and Tenant. If, within thirty (30) days after Landlord’s receipt of Tenant’s notice requesting an audit, Landlord and Tenant are unable to agree on the Qualified Auditor to conduct such audit, then the presiding judge of the superior court may designate a Qualified Auditor not then employed by Landlord or Tenant to conduct such audit, The audit shall be limited to the determination of the amount of Excess Expenses and Excess Utilities Payments for the subject Lease Year. If the audit discloses that the amount of Excess Expenses or Excess Utilities Payments billed to Tenant was incorrect, the appropriate party shall pay to the other party the deficiency or overpayment, as applicable. Tenant shall pay all costs and expenses of the audit unless the audit shows that Landlord overstated Excess Expenses or Excess Utilities Payments for the subject Lease Year by more than five percent (5.00%), in which case Landlord shall pay all costs and expenses of the audit. Tenant and the Qualified Auditor shall keep any information gained from such audit confidential and shall not disclose it to any other party (other than Tenant’s attorneys, accountants and other consultants and advisors), except as necessary to enforce the terms of this Lease. The exercise by Tenant of the audit rights hereunder shall not relieve Tenant of its obligation to timely pay all sums due hereunder, including, without limitation, the disputed Excess Expenses or Excess Utilities Payments.

(v)	Multiple Buildings in Project. If Operating Expenses attributable to the Project as a whole (and not solely the Lot and Building), such as for example, security costs and Project Common Area landscaping costs, will be allocated to the Building in the proportion that the rentable area of the Building bears in relation to the total rentable area of the Project (as such rentable area may vary from time to time) that benefits from such cost. In no event will any expense (such as repair or replacement of a building) attributable solely to another building or parcel of land in the Project be included in Operating Expenses.

(vi)	Payment in Installments. All assessments and premiums which are not specifically charged to Tenant because of what Tenant has done, which can be paid by Landlord in installments, shall be paid by Landlord in the maximum number of installments permitted by law and not included as Operating Expenses except in the year in which the assessment or premium installment is actually paid; provided, however, that if the prevailing practice in comparable buildings is to pay such assessments or premiums on an earlier basis, and Landlord pays on such basis, such assessments or premiums shall be included in Operating Expenses as paid by Landlord.

(vii)	Line Item Detail. Each time Landlord provides Tenant with an actual and/or estimated statement of Operating Expenses or Excess Utilities Payments, such statement shall be itemized on a line item by line item basis, showing the applicable expense for the applicable year and the year prior to the applicable year; such format and detail shall be reasonably consistent from year to year in order to facilitate Tenant’s review.

(viii)	Reduction Due to Vacancy. In the event Tenant ceases to occupy a contiguous portion of the Premises constituting a full floor on any floor of the Premises for a period of more than thirty (30) consecutive days, then upon Tenant giving Landlord written notice thereof, Tenant shall receive a credit against Tenant’s Proportionate Share of Operating Expenses equal to the charges, on a per square foot of rentable area basis, not used by Tenant as a result of such vacancy during the period of such vacancy, but only to the extent of the actual reduction in Operating Expenses experienced by Landlord.

(ix)	Payment of Taxes and Insurance Premiums, Tenant shall not be required to pay its Proportionate Share of Real Estate Taxes or insurance premiums on the basis of estimates or in monthly installments, Tenant shall only be required to pay such Proportionate Share of Real Estate Taxes or insurance premiums ten (10) days prior to the due date Landlord is required to pay such taxes or insurance premiums. Landlord shall bill Tenant for Tenant’s Proportionate Share of Real Estate Taxes thirty (30) days before Landlord is required to make payments of such taxes to the appropriate taxing authorities. Landlord shall bill Tenant for Tenant’s Proportionate Share of insurance premiums; thirty (30) days before Landlord is required to make payment of such insurance premiums to the appropriate insurer(s).

(x)	Proposition 8. If Landlord receives a reduction in Real Estate Taxes attributable to the Base Year as a result of commonly called Proposition 8 application, then Real Estate Taxes for the Base Year and each Lease Year shall be calculated as if no Proposition 8 reduction in Real Estate Taxes were received.

(xi)	Service Agreements: If any portion of the Project Is covered by a service agreement at any time during the Base Year and to the extent the Project is not covered by such service agreement during a subsequent Lease Year, Operating Expenses for the Base Year shall be deemed increased by such amount as Landlord would have incurred during the Base Year with respect to the items or matters covered by the subject or service agreement, had such service agreement not been in effect at the time during the Base Year.

(xii)	Management Agreement. In the event that the property management agreement in effect during the Base Year changes in any subsequent year, and a service that was previously performed pursuant to, and as part of, such property management agreement is thereafter excluded from the scope of such management agreement, then such cost shall either be excluded from Operating Expenses or the Base Year shall be grossed up to reflect such cost of such performance.

(5)

In addition to the Excess Expenses, Tenant shall pay Tenant’s Proportionate Share of any actual natural gas and electricity charges for the Building and Lot (but excluding any other portions of the Project) which in any Lease Year exceed the sum of Two Dollars ($2.00) per rentable square foot of the Building (the “Energy Expense Stop”) (such excess over the Energy Expense Stop is hereinafter referred to as the “Excess Utilities Payments”), Landlord may estimate such Excess Utilities Payments in the same manner as Excess Expenses are estimated and billed under Section 7(a)(4)(ii) above (provided, however, that Tenant shall have no obligation to pay such Excess Utilities Payments until Landlord has already paid an amount equal to the Energy Expense Stop for the Lease Year in question). In order to assure that Tenant gets the benefit of a full six (6) months without electrical or gas charges (as contemplated by Section 5(b) above), the natural gas and electricity charges for the first six (6) months of the Term shall be treated as being “zero”. In calculating Tenant’s responsibility for Excess Utilities Payments, there shall be excluded any charge for natural gas or electricity attributable to the use of the Building or Lot by other occupants beyond the Building Hours or at level of occupancy in excess of that of general office use.

8.	USE

Tenant shall use the Premises for the uses set forth in the Basic Lease Information, and shall not use the Premises for any other purposes. Tenant shall be solely responsible for obtaining any necessary governmental approvals of such use that is of a non-office nature. Tenant shall not do, bring, or keep anything in or about the Premises that will cause a cancellation of any insurance covering the Premises. If the rate of any insurance carried by Landlord is increased as a result of Tenant’s use for non-office purposes, Tenant shall pay to Landlord within thirty (30) days before the date Landlord is obligated to pay a premium on the insurance, or within thirty (30) days after Landlord delivers to Tenant a certified statement from Landlord’s insurance carrier stating that the rate increase was caused solely by an activity of Tenant on the Premises as permitted in this Lease, whichever date is later, a sum equal to the difference between the original premium and the increased premium. Landlord reserves the right to prescribe the weight and position of all safes, fixtures and heavy installations that Tenant desires to place in the Premises so as to distribute properly the weight, or to require plans prepared by a qualified structural engineer for such heavy objects, which shall be prepared at Tenant’s sole cost and expense.

9.	COMPLIANCE WITH THE LAW

(a) Tenant shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, zoning restriction, ordinance or governmental law or rule, regulation, or requirement of any duly constituted public authorities now in force or which may hereafter be enacted or promulgated, or subject Landlord to any liability for injury to any person or property by reason of any business operation being conducted in or about the Premises. Subject to Section 9(b) below, to the extent required due to Tenant’s specific use of the Premises, alterations of the Premises, or as a result of Tenant’s application for permits or authorizations, as opposed to compliance required by office tenants in general, Tenant shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances, and governmental rules, regulations, including, but not limited to, the Americans with Disabilities Act (“ADA”) of 1990 (42 U.S.C. § 12101 et seq.), any amendment thereto or regulations promulgated thereunder, or state or local ordinances or codes enacted pursuant thereto; or requirements of any board or fire insurance underwriters or other similar bodies, now or hereafter constituted, relating to or affecting the condition, use, or occupancy of the Premises by Tenant, excluding structural changes not related to or affected by Tenant’s improvements or acts. The final judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any law, statute, ordinance, or governmental rule, regulation, or requirement, shall be conclusive of that fact as between Landlord and Tenant.

(b) Landlord represents and warrants that the Building, Premises and Project Common Area, as of the Commencement Date to the extent such were constructed by or caused to be constructed by Landlord, are in compliance with all laws, statutes, ordinances and governmental rules, regulations including, but not limited to ADA, and all laws governing hazardous materials or hazardous substances, air quality and other environmental regulations. The foregoing representation and warranty of Landlord does not (i) include any improvements constructed or caused to be constructed by any other tenant of the Project and/or Tenant, and/or (ii) affect the Tenant’s obligations pursuant to Section 9(a) above and/or (iii) apply to any non-office use to which Tenant will put the Premises. In the event Landlord’s representation or warranty in this section is finally determined to be incorrect, as Tenant’s sole remedy, Landlord shall be responsible for promptly taking actions to cause such compliance, at Landlord’s sole cost and expense.

10.	ALTERATIONS AND ADDITIONS

(a) Tenant shall not make or suffer to be made any non-structural alterations, additions, or improvements (collectively, “Alterations”) to or of the Premises, or any part thereof, without first obtaining the written consent of Landlord, which shall not be unreasonably withheld or delayed; provided, however, if the Alterations would adversely affect the structure or safety of the Building or its electrical, plumbing, HVAC, mechanical or safety systems, or if such Alterations would create an obligation on Landlord’s part to make modifications to the Building, and Tenant is not willing to pay the cost necessary to remediate such problems, Landlord may withhold its consent in its sole and absolute discretion. Notwithstanding the foregoing, without the prior consent of Landlord, but with the prior notice to Landlord, Tenant shall be entitled to make Alterations within the Premises, provided that (i) the cost of construction such Alterations does not exceed One Hundred Thousand and No/l00ths Dollars ($100,000.00) per project, and (ii) does not affect the plumbing, electrical, structural or mechanical systems of the Building, and (iii) Tenant otherwise complies with the provisions of this Section. In no event shall carpeting, painting or other work of a similar decorative nature (and which does not require a building permit) require the consent of, or notice to, the Landlord. All Alterations shall comply with all applicable laws, statutes and ordinances, which include, but are not limited to ADA. Any Alterations to or of said Premises, including, but not limited to, wall covering, paneling, and built-in cabinet work, but excepting movable furniture and trade fixtures, shall on the expiration of the Term become a part of the realty and belong to Landlord, and shall be surrendered with the Premises. However, Landlord shall provide written notice to Tenant (concurrently with Landlord’s approval of such Alteration) whether Tenant will be required to remove such Alteration. If Landlord so states in such written notice, Tenant, at its own cost shall remove such Alteration upon the expiration of the Term. Upon Landlord’s approval of the requested Alterations, Tenant shall secure all necessary permits, if applicable. Before Landlord’s consent to such Alterations, Tenant shall submit detailed specifications, floor plans and necessary permits (if applicable) to Landlord for review. In no event shall any Alterations affect the structure of the Building or its facade. As a condition to its consent, Landlord may request adequate assurance that all contractors who will perform such work have in force workman’s compensation and such other employee and public liability insurance as Landlord deems reasonably necessary. In the event Landlord consents to the making of any Alterations to the Premises by Tenant, the same shall be made by Tenant at Tenant’s sole cost and expense, completed to the reasonable satisfaction of Landlord, and the contractor or person selected by Tenant to make the same must first be approved in writing by Landlord which approval shall not be unreasonably withheld or delayed. If Tenant makes any Alterations to the Premises as provided in this Section, the Alterations shall not be commenced until ten (10) business days after Landlord has received notice from Tenant stating the date the installation of the Alterations is to commence so that Landlord can post and record an appropriate notice of non-responsibility. Tenant shall reimburse Landlord for any reasonable out-of-pocket expenses incurred by Landlord in connection with the Alterations made by Tenant, including any reasonable fees charged by Landlord’s contractors or consultants to review plans and specifications prepared by Tenant, and the cost of updating the existing as-built plans of the Building to reflect the Alterations, not to exceed One Thousand and No/l00ths Dollars ($1,000.00) in total per Alteration; Landlord must, at the time that Landlord consents to the Alteration, have provided Tenant with a binding estimate of such costs. Tenant shall indemnify, defend and hold the Landlord, the Building and the Premises free and harmless from any liability, loss, damage, cost, attorneys’ fees and other expenses incurred on account of such construction, or claims by any person performing work or furnishing materials or supplies for Tenant or any persons claiming under Tenant.

(b) Landlord agrees that, subject to Tenant’s compliance with Section 10(a) above, Tenant shall be entitled to install a satellite/microwave dish upon the roof of the Building in a location reasonably acceptable to Landlord and Tenant; no rent or license fee shall be charged. Tenant acknowledges that view aesthetics of the Building shall be considered in the placement of such dish. Tenant shall be responsible for the maintenance and repair of such dish and shall remove, at Tenant’s cost, such dish from the roof of the Building upon the expiration or earlier termination of this Lease and shall repair any damage caused thereby and reseal any roof penetrations.

11.	REPAIRS AND MAINTENANCE:

(a) By taking possession of the Premises, Tenant shall be deemed to have accepted the Premises as being in good and sanitary order, condition and repair, excepting the Punch List Items and latent defects in the construction done by Landlord, its agents, employees, contractors, and subcontractors. Except as provided in Section 11(c) (pursuant to which Landlord is to undertake various repair and maintenance), Tenant shall, at Tenant’s sole cost and expense, maintain the Premises, in clean and good condition and repair, ordinary wear and tear and casualty excepted. Without limiting the generality of the foregoing, Tenant shall be solely responsible for maintaining and repairing all fixtures, non-building standard electrical lighting (if identified as being non-building standard at the time that Landlord approves the Plans under the Lease Improvement Agreement), ceilings and floor coverings, doors, and interior walls within the Premises to the extent the foregoing are nonstructural elements of the Building, using the same quality of materials as used in the original construction. In addition, Tenant shall be responsible for all repairs made necessary by Tenant or Tenant’s invitees, Landlord acknowledges that Tenant shall have no obligation to repair or maintain any areas of the Project outside of the Premises, unless such repair or maintenance is required due to acts of Tenant, its agents, employees, contractors and subcontractors and the cost thereof is not covered by insurance carried by Landlord or required to be carried by Landlord under this Lease. Excepting maintenance, repairs or replacements required due to the negligence or willful misconduct of Landlord, its agents, employees, contractors and subcontractors, Tenant acknowledges that Landlord shall have no obligation to maintain, repair or replace any telecommunications or computer cabling or wiring which is located in the Premises or which exclusively serves the Premises (collectively, “Cabling”), except in the event that such would be required due to Landlord’s negligent acts or omissions. Tenant shall, at Tenant’s expense, contract with Pacific Bell or another reputable contractor to maintain the Cabling. Landlord shall have no obligation to alter, remodel, improve, repair, decorate or paint the Premises except as specifically set forth in this Lease. Under no circumstances shall Tenant make any repairs to the Building or to the mechanical, electrical or heating, ventilating or air conditioning systems of the Premises or the Building, unless such repairs are previously approved in writing by Landlord. Tenant waives the provisions of Sections 1931(1), 1941 and 1942 of the California Civil Code, and any similar or successor law regarding Tenant’s right to make repairs and deduct expenses of such repairs from the Rent due under this Lease, subject, however, to the terms of Section 11(d) below. In no event shall Tenant be responsible for repairs or replacements necessitated by ordinary wear and tear, damage by third party casualty or damage caused by Landlord or others for which Tenant is not responsible, nor shall Tenant be responsible for the correction or repair of any latent defect in the Premises, or any condition, dilapidation or defect of which Landlord has actual knowledge prior to the Commencement Date.

(b) Landlord shall operate the Building (and provide maintenance, repairs and replacements pursuant to Section 11(c) below) to a standard or quality consistent with that of other first-class projects in the immediate geographical area and shall (i) provide janitorial service to the Premises on a five (5)-day-a-week basis (excepting holidays described in the Basic Lease Information), consistent with the janitorial specification attached hereto as Exhibit E, (ii) provide nonexclusive, non-attended automatic passenger elevator service at all times, (iii) replace Building standard lamps, starters and ballasts (all nonstandard lighting within the Premises shall be the responsibility of Tenant).

(c) Landlord shall be responsible for maintaining and repairing all structural portions and latent defects of the Building, at Landlord’s sole expense (and not as part of Operating Expenses), and shall maintain the roof, side walls, and foundations of the Building in good, clean and safe condition and repair. Landlord shall be entitled to approve, in its sole discretion, the sealing of any roof penetrations caused by Tenant Improvements. Landlord shall also maintain all landscaping, driveways, parking lots, fences, signs, sidewalks and the Project Common Areas. Landlord shall be responsible for maintenance and repair of all washrooms, mechanical, electrical and common area telephone closets, windows, plate glass, exterior doors, plumbing, heating, electrical, air conditioning and ventilation and life safety systems, and elevators. Except as otherwise provided in this Lease, Landlord shall have no liability to Tenant, nor shall Tenant’s obligations under this Lease be reduced or abated in any manner whatsoever by reason of any inconvenience, annoyance, interruption or injury to business arising from Landlord making any repairs or changes which Landlord is required or permitted by this Lease or required by law to make in or to any portion of the Building or the Premises. Landlord shall use reasonable efforts to minimize any interference with Tenant’s business at the Premises. If Tenant fails to maintain the Premises as required in Section 11(a), Landlord may give Tenant thirty (30) days’ written notice to do such acts as are reasonably required to so maintain the Premises. If Tenant fails to promptly commence such work within such time period and diligently prosecute it to completion, then Landlord shall have the right to do such acts and expend such funds at the expense of Tenant as are reasonably required to perform such work. Any amount so expended by Landlord shall be paid by Tenant promptly after demand with interest at the Prime Rate plus two percent (2%) per annum, from the date of such work, but not to exceed the maximum amount then allowed by law. Landlord shall have no liability to Tenant for any damage, inconvenience, or interference with the use of the Premises by Tenant as the result of performing any such work. For the purpose of this Lease, the “Prime Rate” shall mean the rate, or base rate, reported in the Money Rates column or section of The Wall Street Journal as being the base rate on corporate loans at large U.S. money center commercial banks (whether or not such rate has actually been charged by any such bank) on the first date on which The Wall Street Journal is published in the month preceding the month in which the subject costs are incurred.

(d) If Landlord fails to provide repairs or maintenance as required under this Lease, and such failure interferes with Tenant’s use of the Premises, and Tenant has notified Landlord of the necessity of such repairs or maintenance in writing, then Tenant may perform such repairs or maintenance at Landlord’s cost by taking whatever action is reasonably necessary to do so, provided:

(1) Tenant gives Landlord (and any mortgagee whose address has been provided to Tenant) notice of Tenant’s intent to take such action at least ten (10) business days prior to taking any such action, Landlord further fails or refuses to commence repairs within three (3) business days after a second written notice to Landlord and such mortgagee (which notice cannot be effective until the lapse of the aforementioned ten (10) business day period) (if the nature of the required repair is such that Landlord’s failure to act is reasonably likely to result in injury to Tenant’s employees or visitors, or damage to Tenant’s personal property, the aforementioned notice period shall be one (1) business day, and there shall be no requirement that Tenant notify Landlord’s mortgagee);

(2) If such repairs or maintenance will affect the Building’s electrical or mechanical systems, or the structural integrity of the Building, Tenant shall use only those contractors used by Landlord in the Building that work on the Building’s systems, equipment or structure (unless such contractors are unwilling or unable to perform such work, or the urgent nature of the required repair makes using those contractors impractical, in which events Tenant may utilize the services of any other qualified contractor approved by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed).

If Landlord does not deliver a detailed written reasonable objection to Tenant within thirty (30) days after receipt of any invoice from Tenant of the reasonable costs and expenses incurred by Tenant in so repairing or maintaining (such invoice to contain a reasonably particularized breakdown of the costs and expenses incurred by Tenant in connection therewith) then Tenant shall be entitled to deduct from Rent next due the amount set forth in such invoice (to the extent not previously paid by Landlord).

12.	WASTE

Tenant shall not use the Premises in any manner that will constitute waste, nuisance, or unreasonable annoyance (which includes excessive noise and/or vibration) to owners or occupants of adjacent properties or to other tenants of the Building.

13.	LIENS

Tenant shall keep the Premises and the Project free from any liens arising out of any work performed, materials furnished, or obligations incurred by Tenant. Landlord may, at its election, and upon ten (10) days’ notice to Tenant, remove any liens, in which case Tenant shall pay to Landlord the cost of removing the lien, including reasonable attorneys’ fees. Landlord shall have the right at all times to post on the Premises any notices permitted or required by law for the protection of Landlord, the Premises, the Building or the Project from mechanics’ and materialmen’s liens. To the extent a lien arises out of any work performed, materials furnished, or obligations incurred by Tenant, Tenant shall have thirty (30) days to remove such lien, or provide a bond to Landlord in an amount sufficient to satisfy the lien.

14.	UTILITIES AND SERVICES

(a) Landlord agrees to furnish to the Premises during the Business Hours (and during non-Business Hours, subject to the terms of this Section 14), subject to the conditions and in accordance with the standards set forth in this Lease, adequate quantities of electric current for normal lighting and fractional horsepower office machines, water for lavatory and drinking purposes (hot and cold), heat and air conditioning required in the comfortable use and occupation of the Premises, and elevator service by non-attended automatic elevators. Tenant acknowledges and agrees that Landlord may impose a reasonable charge for the use of any additional or unusual janitorial services required by Tenant’s carelessness or the nature of Tenant’s business that is inconsistent with the Use permitted under this Lease. Landlord shall not be obligated to service, maintain, repair or replace any system or improvement in the Premises that has not been installed by Landlord at Landlord’s expense, or which is a specialized improvement requiring additional or extraordinary maintenance or repair (by way of example only, if the standard premises in the Building contain fluorescent light fixtures, Landlord’s obligation shall be limited to the replacement of fluorescent light tubes, irrespective of any incandescent fixtures that may have been installed in the Premises at Tenant’s expense). Landlord shall not be liable for, and (except as provided in Section 14(b) below) Tenant shall not be entitled to any abatement or reduction of rent by reason of Landlord’s failure to furnish any of the foregoing when such failure is caused by accident, breakage, repairs, strikes, lockouts or other labor disturbances or labor disputes of any character or for any other causes; provided, however, Landlord shall use its reasonable efforts to cause such services to be restored as soon as possible. Tenant hereby waives the provisions of California Civil Code Section 1932(1) or any other applicable existing or future law, ordinance or governmental regulation permitting the termination of this Lease due to the interruption or failure of any services to be provided under this Lease.

(b) If there shall be an interruption, curtailment or suspension of the Building’s elevator, electricity or HVAC service or water supply (and no reasonably equivalent alternative service or supply is provided by Landlord) (each, a “Service Interruption”), and if (i) such Service Interruption shall not have been caused, in whole or in part, by an act or omission or negligence of Tenant, or of Tenant’s agents, employees or contractors, (ii) such Service Interruption does not arise as a result of a matter, event or condition affecting the general area in which the Building is located, such as rolling electrical blackouts, (iii) such Service Interruption shall have been caused, in whole or in part, by an act or omission or negligence of Landlord, or of Landlord’s agents, employees or contractors, and (iv) Landlord shall have failed to cure such Service Interruption within five (5) business days after the occurrence thereof, Rent hereunder shall thereafter be abated in the same proportion as the portion of the Premises affected by the Service Interruption bears to the entire Premises from the end of such five (5) business day period until such time as such services or utilities are restored or Tenant begins using the Premises (or affected portion thereof) again, whichever shall first occur.

(c) Tenant acknowledges and agrees that Tenant’s use of the Premises during non-Business Hours imposes additional burden on the Project’s janitorial services, fluorescent light tubes, HVAC, and the Project Common Areas. Accordingly, non-Business Hours use of services will be made available to Tenant through an access or override switch accessible to Tenant from the Premises and will be billed as an after hours rent assessment (the “After Hours Charge”). After hours use will be metered and the After Hours Charge will be payable by Tenant to Landlord upon demand. The After Hours Charge is estimated to be $3.50 per hour and subject to change due to increases in maintenance costs. The After Hours Charge shall be limited to amount of the reasonable out-of-pocket costs that Landlord can substantiate that Landlord has incurred as a direct result of Tenant’s use of the Premises in excess of the Business Hours, and shall not include any costs of electricity or natural gas (except that, during the six month “free rent” period under Section 5(b) above, the After-Hours Charge shall include electrical costs, and during such six month period the After Hours Charge shall, the Landlord currently estimates, be $20.00 per hour, for each HVAC unit used). Tenant shall be entitled to access to the Premises, Building and Project Common Areas, twenty-four (24) hours a day, three hundred sixty-five (365) days a calendar year.

(d) Except as otherwise provided in the Lease Improvement Agreement, Tenant shall not, without the prior consent of Landlord, connect to the utility systems of the Building any apparatus, machinery or other equipment except typical office machines and devices such as electric typewriters, word processors, mini and micro-computers and office-size photocopiers. Nor shall Tenant, without the prior written consent of Landlord, connect to any electrical circuit in the Premises any apparatus or equipment with power requirements that exceed the designed electrical capacity of the Premises as described in the Lease Improvement Agreement; Landlord agrees, that in all events Tenant shall have the use of not fewer than six (6) watts of electricity per rentable square foot in the Premises for Tenant’s equipment, at no additional charge. Tenant shall pay the cost of all utilities and services supplied to Tenant in connection with Tenant’s use of additional office equipment approved by Landlord hereunder. Notwithstanding Landlord’s consent to such excess loading of circuits, Tenant shall pay the cost of any additional or above-standard capacity electrical circuits necessitated by such excess loading circuits and the installation thereof.

(e) All sums payable hereunder by Tenant for additional services or for excess utility usage shall be payable within thirty (30) days after written request from Landlord, including reasonable supporting documentation, except that Landlord may require Tenant to pay monthly for the estimated cost of Tenant’s excess utility usage if such usage occurs on a regular basis, and such estimated amounts shall be payable in advance on the first day of each month.

(f) [Intentionally omitted]

(g) Tenant may elect to hire its own cleaning and janitorial service, upon not less than thirty (30) days notice to Landlord. If Tenant makes such an election, Tenant shall receive a reduction in Base Rent equal to the cost that Landlord actually incurred in the Base Year in providing such janitorial service.

(h) Landlord shall provide commercially reasonable levels of security service for the Project, the cost of which shall be included in Operating Expenses.

(i) Landlord shall cause the Building’s windows to be washed, inside and out, as often as commercially reasonable, but in all events no less frequently than twice per calendar year; the cost of such window washing shall be included in Operating Expenses.

15.	ASSIGNMENT AND SUBLETTING

(a) Tenant shall not, without the prior written consent of Landlord, which shall not be unreasonably withheld or delayed as provided in this Section 15: (a) assign, mortgage, pledge, encumber or otherwise transfer this Lease, the term or estate hereby granted, or any interest hereunder; (b) permit the Premises or any part thereof to be utilized by anyone other than Tenant (whether as concessionaire, franchisee, licensee, permittee or otherwise); or (c) except as hereinafter provided, sublet or offer or advertise for subletting the Premises or any part thereof. Any assignment, mortgage, pledge, encumbrance, transfer or sublease without Landlord’s consent shall be voidable and, at Landlord’s election, shall constitute a default.

Notwithstanding the foregoing and Subsections (b) and (c) below, Tenant may assign this Lease or sublet the Premises or a portion thereof, without Landlord’s consent, but with prior written notice, to any corporation, partnership, individual or other entity which controls, is controlled by or is under common control with Tenant; or to any corporation, partnership, individual or other entity, resulting from the merger or consolidation with Tenant; or to any person or entity which acquires all of the assets of Tenant’s business going concern, provided that (i) the assignee or subtenant assumes, in full, the obligations of Tenant under this Lease (or, in the case of a sublease, the non-monetary obligations relevant to the portion of the Premises being subleased), (ii) Tenant remains fully liable under this Lease, (iii) the use of the Lease by such transferee conforms with the requirements of this Lease, and (iv) if Tenant is no longer a viable operating business, the proposed transferee shall have a net worth which is comparable to that of Tenant as of the Lease Date. Provided that Tenant is a corporation, and (i) the stock of Tenant is traded on a national exchange, the transfer of stock in Tenant shall not be considered an assignment, sublease or transfer under the Lease, or (ii) the stock of Tenant is not traded on a national exchange, the collective transfer of fifty percent (50.00%) or less of such stock shall not be considered an assignment, sublease or transfer under this Lease.

(b) If at any time or from time to time during the Term of this Lease, Tenant desires to assign this Lease with respect to, or to sublet, all or any part of the Premises, then at least twenty (20) days prior to the date when Tenant desires the assignment or subletting to be effective (the “Transfer Date”), Tenant shall give Landlord a notice (the “Transfer Notice”) which shall set forth the name, address and business of the proposed assignee or subtenant, information (including financial statements and references) concerning the character of the proposed assignee or subtenant, in the case of a proposed sublease, a detailed description of the space proposed to be sublet, which must be a single, self-contained unit (the “Space”), any rights of the proposed assignee or subtenant to use Tenant’s improvements and the like, the Transfer Date, and the fixed rent and/or other consideration and all other material terms and conditions of the proposed assignment or subletting, all in such detail as Landlord may reasonably require, if Landlord promptly (not later than ten (10) business days after receipt of the Transfer Notice) requests additional detail, the Transfer Notice shall not be deemed to have been received until Landlord receives such additional detail. If this Lease or any interest in this Lease is sold, assigned or transferred by Tenant, or Tenant subleases any part of the Premises, without Landlord’s consent, Landlord may, cumulative of any other right or remedy available to Landlord, elect to terminate this Lease (as it affects the portion of the Premises sought to be sublet or assigned) as of the effective date of the proposed transfer. Landlord’s acceptance of any name for listing on the Building directory will not be deemed, not will it substitute for, Landlord’s consent, as required by this Lease, to any sublease, assignment or other occupancy of the Premises.

(c) Landlord shall be permitted to consider any reasonable factor in determining whether or not to withhold its consent to a proposed assignment or sublease and Landlord shall make such determination within twenty (20) days following Landlord’s receipt of the Transfer Notice. The failure of Landlord to deliver written notice of such determination within such time period shall be deemed Landlord’s disapproval thereof. Without limiting the other instances in which it may be reasonable for Landlord to withhold its consent to an assignment or sublease, it shall be reasonable for Landlord to withhold its consent if Landlord establishes that any of the following conditions are not satisfied:

(1) The proposed use by the transferee shall (i) comply with Tenant’s permitted use, (ii) not materially increase the likelihood of damage or destruction, (iii) not materially increase the density of occupancy of the Premises or increase the amount of pedestrian and other traffic through the Building beyond the limits for which the Building was designed, (iv) not be likely to cause an increase in insurance premiums for insurance policies applicable to the Building, unless paid for by Tenant or the transferee, (v) not require new tenant improvements incompatible with then-existing Building systems and components, unless paid for by Tenant or the transferee, (vi) unless paid by Tenant or the transferee, not require Landlord to make material modifications to the Building outside of the Premises (in order, for example, to comply with laws such as the ADA), and (viii) not otherwise have or cause a material adverse impact on the Premises, the Building, the Project, or Landlord’s interest therein

(2) The proposed transferee shall not be a foreign government entity.

(3) Any ground lessor or mortgagee whose consent to such transfer is required fails to consent thereto, notwithstanding Landlord’s good faith and diligent efforts to obtain such consent.

(d) Provided Landlord has consented to such assignment or subletting, Tenant shall be entitled to enter into such assignment or sublease with the third party identified in the Transfer Notice subject to the following conditions:

(1) At the time of the transfer, no event of monetary default or monetary material default under this Lease (following the giving of notice and passage of the applicable cure period under Section 24) shall have occurred and be continuing;

(2) The assignment or sublease shall be on the same terms substantially set forth in the Transfer Notice given to Landlord;

(3) No assignment or sublease shall be valid and no assignee or sublessee shall take possession until an executed counterpart of the assignment or sublease has been delivered to Landlord;

(4) No assignee or sublessee shall have a right further to assign or sublet without Landlord’s consent thereto in each instance, which consent in the case of a future assignment should not be unreasonably withheld or delayed;

(5) Any assignee shall have assumed in writing the obligations of Tenant under this Lease;

(6) Any subtenant shall have agreed in writing to comply with all applicable terms and conditions of this Lease with respect to the Space;

(7) In the event Tenant sublets the entire Premises or any part thereof, and where the Landlord’s consent is otherwise required, Tenant shall deliver to Landlord fifty percent (50.00%) of any excess rent within thirty (30) days of Tenant’s receipt thereof pursuant to such subletting. As used herein, “excess rent” shall mean any sums or economic consideration per square foot of the Premises received by Tenant pursuant to such subletting in excess of the amount of the rent per square foot of the Premises payable by Tenant under this Lease applicable to the part or parts of the Premises so sublet; provided, however, that no excess payment shall be payable until Tenant shall have recovered therefrom all of the costs incurred by Tenant for brokerage commissions, tenant improvement work approved by Landlord, reasonable rent concessions, reasonable attorneys fees, and reasonable marketing fees, in conjunction with such sublease; and

(8) In the event Tenant assigns this Lease, and where the Landlord’s consent is otherwise required, Tenant shall deliver to Landlord fifty percent (50.00%) of any excess payment within thirty (30) days of Tenant’s receipt thereof pursuant to such assignment. As used herein, “excess payment” shall mean the amount of payment received for such assignment of this Lease in excess of the rent payable by Tenant under this Lease; provided, however, that no excess payment shall be payable until Tenant shall have recovered therefrom all of the costs incurred by Tenant for brokerage commissions, tenant improvement work approved by Landlord, rent concessions, reasonable attorneys fees, and reasonable marketing fees, in conjunction with such assignment.

(e) No subletting or assignment shall release Tenant of Tenant’s obligations under this Lease or alter the liability of Tenant to pay the rent and to perform all other obligations to be performed by Tenant hereunder. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by an assignee or subtenant of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee, subtenant or successor. Landlord may consent to subsequent assignments of the Lease or sublettings or amendments or modifications to the Lease with assignees of Tenant, after notifying Tenant, or any successor of Tenant, and after obtaining its or their consent thereto and any such actions shall not relieve Tenant of liability under this Lease.

(f) If Tenant assigns the Lease or sublets the Premises or requests the consent of Landlord to any assignment or subletting, then Tenant shall, upon demand, pay Landlord an administrative fee not to exceed Five Hundred and No/100ths Dollars ($500.00).

(g) Tenant may require, as part of its Transfer Notice, that a transferee receive a recognition agreement (the “Recognition Agreement”) from Landlord which provides that in the event this Lease is terminated, Landlord shall recognize the transferee (and such transferee shall be bound to and recognize Landlord), provided that Landlord shall only execute a Recognition Agreement with such transferee, under the following conditions (which conditions must be reflected in the Recognition Agreement): (i) such transfer is made upon the same terms and conditions set forth in this Lease, subject to equitable modifications based on the number of rentable square feet contained in the Space; provided, however, the economic terms of such transfer may be more favorable to Landlord than those set forth in this Lease, (ii) the Space contains only full floors in the Building, (iii) all Space is contiguous, (iv) the transferee is, as of the date this Lease is terminated, a party of reasonable financial worth and/or financial stability in light of the responsibilities involved under the subject transfer (it being agreed that it would be reasonable for Landlord to deny a Recognition Agreement to any transferee whose net worth is less than the product of $20,000,000 times the number of floors the transferee is leasing, but such specific minimum net worth requirement shall not, however, be imposed on transferees not requesting a Recognition Agreement), (v) Landlord shall not be liable for any act or omission of Tenant, (vi) Landlord shall not be subject to any offsets or defenses which the transferee might have as to Tenant or to any claims for damages against Tenant, (vii) Landlord shall not be required or obligated to credit the transferee with any rent or additional rent paid by the transferee to Tenant, (viii) Landlord shall not be bound by any terms or conditions of the transfer which are inconsistent with the terms and conditions of this Lease, (ix) Landlord shall be responsible for performance of only those covenants and obligations of Tenant pursuant to the transfer accruing after the termination of this Lease, (x) the transferee shall make full and complete attornment to Landlord, as lessor, pursuant to a written agreement executed by Landlord and the transferee, so as to establish direct privity of contract between Landlord and the transferee with the same force and effect as though the transfer was originally made directly between Landlord and the transferee, (xi) the transferee benefiting from the Recognition Agreement must agree to sign a commercially reasonable subordination, non-disturbance and attornment agreement (“SNDA”) in favor of any Superior Lienor (as defined in Section 31(d) below), which SNDA shall require the transferee to be bound to recognize the Superior Lienor and any successor thereto, and (xii) Tenant shall remain fully liable under this Lease, as provided in Sections 15(a)(ii) and 15(e) above.

Upon Landlord’s written request given any time after the termination of this Lease, the transferee shall execute a lease for the space subject to the applicable transfer upon the same terms and conditions as set forth in the Recognition Agreement. Tenant agrees that Landlord may consider, in exercising its reasonable discretion under Section 15(a) above whether or not to consent to a given transfer, the Tenant’s request for a Recognition Agreement under this Section 15(g). If it is reasonable do so, Landlord may reject the transfer on the grounds that the proposed transferee does not have sufficient creditworthiness to be entitled to a Recognition Agreement, in which event Tenant shall have the right to amend its Transfer Notice to delete the request for a Recognition Agreement.

(h) Notwithstanding anything to the contrary in this Lease, Tenant shall not be deemed to have waived any of its rights under California Civil Code Section 1995.310.

(i) Tenant may allow any person or company which is a client or customer of Tenant or which is providing service to Tenant or one of Tenant’s clients to occupy certain portions of the Premises (not to exceed, at any one time, a total of 20,000 rentable square feet), without such occupancy being deemed an assignment or subleasing as long as no new demising walls are constructed to accomplish such occupancy and as long as such relationship was not created as a subterfuge to avoid the obligations set forth in this Section 15.

16.	INDEMNITY

(a) Subject to the provisions of Section 18(e) below and to the extent not funded and paid to Landlord by any insurance maintained by Tenant, Tenant shall indemnify, defend and hold harmless Landlord against and from any and all claims, damages, liabilities, and expenses (including reasonable attorneys’ fees) to the extent arising from Tenant’s use of the Premises for the conduct of its business or from any activity, work or other thing done, permitted or suffered by the Tenant in or about the Building, and shall further indemnify, defend and hold harmless Landlord against and from any and all claims to the extent arising from any breach or default in the performance of any obligation on Tenant’s part to be performed under the terms of this Lease, or from any act or negligence of the Tenant, or any officer, agent, employee, guest or invitee of Tenant, and from all and against all reasonable cost, attorney’s fees, expenses and liabilities incurred in or about any such claim or any action or proceeding brought thereon, and, if any case, action or proceeding be brought against Landlord by reason of any such claim, Tenant upon notice from Landlord shall defend the same at Tenant’s expense by counsel selected by Tenant and approved in writing by Landlord such approval not to be unreasonably withheld or delayed. Notwithstanding the preceding sentence, such indemnification by Tenant and such assumption and waiver of claims shall not include damage or injury to the extent caused by the negligence or willful misconduct of Landlord, its agents, employees or contractors or which is covered by insurance carried by Landlord or required to be carried by Landlord under this Lease. Subject to Section 18(e) below and to the extent not funded and paid to Tenant by any insurance maintained by Landlord or Tenant, Landlord shall indemnify, defend and hold harmless Tenant against and from any and all claims, damages, liabilities, and expenses (including reasonable attorneys’ fees) to the extent arising from any breach or default in the performance of any obligation on Landlord’s part to be performed under the terms of this Lease, or from any act or negligence of Landlord, or any officer, agent, employee, guest or invitee of Landlord, and from and against all reasonable costs, attorneys’ fees, expenses and liabilities incurred in or about any such claim or any action or proceeding brought thereon, and, if any case, action or proceeding be brought against Tenant by reason of any such claim, Landlord upon notice from Tenant, shall defend same at Landlord’s expense by counsel selected by Landlord and approved in writing by Tenant, such approval not to be unreasonably withheld or delayed. Notwithstanding any other provision of this Lease to the contrary, Landlord shall not be responsible for any damages relating to Tenant’s loss of business resulting from an event requiring indemnification pursuant to this Section.

(b) Neither Landlord nor any of its Affiliates shall be liable for and there shall be no abatement of rent for (i) any damage to Tenant’s property stored with Affiliates of Landlord, (ii) loss of or damage to any property by theft or any other wrongful or illegal act, or (iii) any injury or damage to persons or property resulting from fire, explosion, wind, earthquake, falling plaster, steam, gas, electricity, flood, water or rain which may leak from any part of the Building or the Project or from the pipes, appliances, appurtenances or plumbing works therein or from the roof, street or sub-surface or from any other place or resulting from dampness or any other cause whatsoever or from the acts or omissions of other tenants, occupants or other visitors to the Building or the Project or from any other cause whatsoever, or (iv) any diminution or shutting off of light, air or view by any structure which may be erected on lands adjacent to the Building, whether within or outside of the Property. Tenant and Landlord agree that in no case shall the other ever be responsible or liable on any theory for any injury to such other party’s business, loss of profits, loss of income or any other form of consequential damage. Tenant shall give prompt notice to Landlord in the event of (a) the occurrence of a fire or accident in the Premises or in the Building, or (b) the discovery of any defect therein or in the fixtures or equipment thereof.

17.	DAMAGE TO PREMISES OR BUILDING

All injury to the Premises or the Building caused by moving the property of Tenant or its employees, agents, guests or invitees into, in or out of the Building and all breakage done by Tenant or the agents, servants, employees, and visitors of Tenant shall be repaired as determined by the Landlord at the expense of the Tenant (except to the extent paid by insurance carried by, or required to be carried by Landlord).

18.	TENANT’S INSURANCE

(a) All insurance required to be carried by Tenant hereunder shall be issued by responsible insurance companies which are rated by Best Insurance Reports as A-VII or better and reasonably acceptable to Landlord and Landlord’s lender and licensed or authorized to do business in the State of California. Each policy shall include Landlord, and at Landlord’s request any mortgagee of Landlord, as an additional insured (but only as to the liability policy carried by Tenant), as their respective interests may appear. Each policy shall contain (i) a separation of insureds condition, (ii) a provision that such policy and the coverage evidenced thereby shall, as to any loss resulting from Tenant’s negligent acts, be primary and non-contributing with respect to any policies carried by Landlord and that any coverage carried by Landlord shall be excess insurance for Landlord’s interest only, and (iii) a waiver by the insurer of any right of subrogation against Landlord, its agents, employees and representatives, which arises or might arise by reason of any payment under such policy or by reason of any act or omission of Landlord, its agents, employees or representatives (but only as to the property policy). A copy of each certificate of the insurer evidencing the existence and amount of each insurance policy required hereunder shall be delivered to Landlord before the date Tenant is given possession of the Premises, and annually thereafter, within thirty (30) days after any demand by Landlord therefor. No such policy shall be cancelable, materially changed or reduced in coverage except after endeavoring to provide thirty (30) days’ written notice to Landlord (and not less than ten (10) days, in the case of nonpayment of premiums). Tenant agrees that if Tenant does not take out and maintain such insurance following a written notice from Landlord and passage of the applicable cure period under Section 24, Landlord may (but shall not be required to) procure said insurance on Tenant’s behalf and charge the Tenant the premiums, which shall be payable upon demand. Tenant shall have the right to provide such insurance coverage pursuant to blanket policies obtained by the Tenant, provided such blanket policies expressly afford coverage to the Premises, Landlord, Landlord’s mortgagee and Tenant as required by this Lease.

(b) Beginning on the date Tenant is given access to the Premises for any purpose and continuing until expiration of the term of this Lease, Tenant shall procure, pay for and maintain in effect policies of property insurance covering (i) any alterations, additions or improvements as may be made and funded by Tenant pursuant to the provisions of Section 10 hereof, and (ii) trade fixtures, merchandise and other personal property from time to time, in, on or about the Premises, in an amount not less than one hundred percent (100%) of their actual replacement cost from time to time, providing protection against all risks of physical loss or damage. Upon termination of this Lease following a casualty as set forth herein, the proceeds shall be paid to Tenant.

(c) Beginning on the date Tenant is given access to the Premises for any purpose and continuing until expiration of the Term of the Lease, Tenant shall procure, pay for and maintain in effect workers’ compensation and employer’s liability insurance. In addition, Tenant shall carry commercial general liability insurance including coverage for personal injury and contractual liability with not less than Two Million and No/100ths Dollars ($2,000,000.00) per occurrence combined single limit, and a Five Million and No/l00ths Dollars ($5,000,000.00) aggregate limit, for bodily injury, personal injury or property damage liability.

(d) [Intentionally omitted]

(e) Landlord and Tenant each hereby waive all rights of recovery against the other and against the officers, employees, agents and representatives of the other, on account of loss by or damage to the waiving party of its property or the property of others under its control, to the extent that such loss or damage is insured against and payment is made under any “all risk” or “special form” insurance policy which either may have in force at the time of the loss or damage. Tenant and Landlord shall, upon obtaining the policies of insurance required under this Lease, give notice to its insurance carrier or carriers that the foregoing mutual waiver of subrogation as contained in this Lease.

(f) During the term of this Lease, Landlord shall maintain the following policies of insurance with insurers of recognized responsibility, licensed to do business in the State of California, rated by Best Insurance Reports as A-: VII or better: (i) commercial general liability of Two Million and No/100ths Dollars ($2,000,000.00) per occurrence combined single limit, and Five Million and No/100ths Dollars ($5,000,000.00) aggregate limit, for bodily injury, personal injury and property damage liability, (ii) workers’ compensation insurance, in accordance with applicable law, and employee’s liability insurance and bodily injury by accident of One Million and No/100ths Dollars ($1,000,000.00) per accident, and bodily injury by disease One Million and No/100ths Dollars ($1,000,000.00) policy limit, and (iii) property liability insurance, on “all risk” or “special form” basis, insuring the Building for the full replacement costs thereof. Landlord shall be responsible for insuring the Tenant Improvements funded and installed by Landlord pursuant to the provisions of the Lease Improvement Agreement.

(g) Provided that Tenant complies with the provisions of Section 18(a), Tenant shall have the right to self-insure the requirements of this Section 18, provided Tenant, along with any corporate parent, subsidiary or affiliate thereof, maintains a minimum net worth of $400 million as shown in the latest annual financial report for Tenant. Tenant shall provide Landlord with thirty (30) days prior written notice of such election to self-insure.

19.	AD VALOREM TAXES

Tenant shall pay, or cause to be paid, before delinquency, any and all taxes levied or assessed and which become payable during the term hereof upon all Tenant’s leasehold improvements (if not part of the improvements constructed pursuant to the Leasehold Improvement Agreement), equipment, furniture, fixtures, and personal property located in the Premises, except that which has been paid for by Landlord and is the standard of the Building. In the event any or all of the Tenant’s leasehold improvements (if not part of the improvements constructed pursuant to the Leasehold Improvement Agreement), equipment, furniture, fixtures, and personal property shall be assessed and taxed with the Building, Tenant shall pay to Landlord its share of such taxes within thirty (30) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant’s property with supporting documentation.

20.	WAIVER

No delay or omission in the exercise of any right or remedy of Landlord or Tenant on any default by Tenant or Landlord shall impair such a right or remedy or be construed as a waiver. The subsequent acceptance of Rent by Landlord after breach by Tenant of any covenant or term of this Lease shall not be deemed a waiver of such breach, other than a waiver of timely payment for the particular Rent involved, and shall not prevent Landlord from maintaining an unlawful detainer or other action based on such breach. No act or conduct of Landlord, including without limitation the acceptance of the keys to the Premises, shall constitute an acceptance of the surrender of the Premises by Tenant before the expiration of the term. Prior to the scheduled expiration of the term of the Lease, only a notice from Landlord to Tenant shall constitute acceptance of the surrender of the Premises and accomplish an early termination of this Lease Landlord’s consent to or approval of any act by Tenant requiring Landlord’s consent or approval shall not be deemed to waive or render unnecessary Landlord’s consent to or approval of any subsequent act by Tenant. Any waiver by Landlord or Tenant of any default must be in writing and shall not be a waiver of any other default concerning the same or any other provision of this Lease. The review, approval, or inspection by Landlord of any item to be reviewed, approved, or inspected by Landlord under the terms of this Lease shall not constitute the assumption of any responsibility by Landlord for the accuracy or sufficiency of any such item or the quality or suitability of such item for its intended use.

21.	ENTRY BY LANDLORD

Landlord reserves, and shall at any and all reasonable times with reasonable notice have the right to enter the Premises to inspect the same, to supply any service to be provided by Landlord to Tenant hereunder, to show the Premises to prospective purchasers or tenants (with regard to prospective tenants, such entrance shall not occur earlier than one hundred eighty (180) days prior to the expiration of the Term), to post notices of non-responsibility, and to maintain and repair the Premises and any portion of the Building that Landlord may deem necessary or desirable, without abatement of Rent, and may for that purpose erect scaffolding and other necessary structures, where reasonably required by the character of the work to be performed, always providing that the entrance to the Premises shall not be blocked thereby and further providing that the business of the Tenant shall not be interfered with unreasonably. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant’s vaults, safes, files, and other areas designated as secure by Tenant, and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in the event of an emergency (as determined by Landlord or its employees or representatives acting in good faith), in order to obtain entry to the Premises without liability to Landlord. Any entry to the Premises obtained by Landlord by any of said means or otherwise shall not under any circumstances be construed or be deemed to be a forcible or unlawful entry into, or a detainer of the Premises, or an eviction of Tenant from the Premises or any portion thereof.

22.	CASUALTY DAMAGE

(a) During the Term hereof, if the Premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give prompt written notice thereof to Landlord. In case the Building shall be so damaged by fire or other casualty that substantial alteration or reconstruction of the Building shall be required (whether or not the Premises shall have been damaged by such fire or other casualty), (i) if such damage cannot be repaired within two hundred seventy (270) days thereafter, as reasonably determined by Landlord, (ii) if any mortgagee under a mortgage or deed of trust covering the Building requires that the insurance proceeds payable as a result of said fire or other casualty be used to retire or reduce such mortgage debt, or (iii) if such damage is not covered by insurance carried by Landlord or required to be carried by Landlord under this Lease, Landlord may, at its option, terminate this Lease and the term and estate hereby granted by notifying Tenant in writing of such termination within fifty (50) days after the date of such damage, in which event the Rent shall be abated as of the date of such damage. If Landlord elects to repair the Premises and/or the Building, Landlord shall within sixty (60) days after the date of such damage commence to repair and restore the Building and shall proceed with reasonable diligence to restore the Building (except that Landlord shall not be responsible for delays outside its control) to substantially the same condition in which it was immediately prior to the happening of the casualty, except that Landlord shall not be required to rebuild, repair or replace any part of Tenant’s furniture and furnishings or fixtures and equipment removable by Tenant under the provisions of this Lease, but such work shall not exceed the scope of the work done by Landlord in originally constructing the Building. Tenant shall not be entitled to any compensation or damages from Landlord, and Landlord shall not be liable, for any loss of the use of the whole or any part of the Premises, the Building, Tenant’s personal property, or any inconvenience or annoyance occasioned by such loss of use, damage, repair, reconstruction or restoration, except that, Landlord shall allow Tenant a diminution of Rent during the time and to the extent the Premises are unfit or unavailable for occupancy. Any insurance which may be carried by Landlord or Tenant against loss or damage to the Building or to the Premises shall be for the sole benefit of the party carrying such insurance and under its sole control. Tenant hereby specifically waives any and all rights it may have under any law, statute, ordinance or regulation to terminate the Lease by reason of casualty or damage to the Premises or Building, and the parties hereto specifically agree that the Lease shall not automatically terminate by law upon destruction of the Premises. Except as otherwise provided in this Section 22, Tenant hereby waives the provisions of Sections 1932(2), 1933(4), 1941 and 1942 of the California Civil Code.

(b) In the event that Landlord elects to repair any damage to the Premises and/or Building (if such damage prevents Tenant from using the Premises pursuant to this Lease), Landlord shall deliver written notice to Tenant indicating Landlord’s good faith estimate of the number of days required to repair such damage within fifty (50) days following the date of such damage. If Landlord’s estimate is in excess of two hundred seventy (270) days, for a period of thirty (30) days following receipt of such notice, Tenant shall have the right, by delivery of written notice to Landlord, to terminate this Lease, which termination shall be effective upon delivery of such notice to

Tenant by Landlord. The failure of Tenant to provide such written notice within such time period, shall be deemed a waiver of Tenant’s right to terminate this Lease pursuant to the preceding sentence.

23.	CONDEMNATION

(a) If the whole of the Building or Premises should be condemned, this Lease shall terminate as of the date when physical possession of the Building or the Premises is taken by the condemning authority. If less than substantially the whole of the Building or the Premises is thus taken or sold, this Lease shall be unaffected by such taking, provided that (i) Tenant shall have the right to terminate this Lease by written notice to Landlord given within ninety (90) days after the date of such taking if twenty percent (20%) or more of the Premises is taken and the remaining area of the Premises is not reasonably sufficient for Tenant to continue operation of its business, and (ii) Landlord (whether or not the Premises are affected thereby) may terminate this Lease by giving written notice thereof to Tenant within sixty (60) days after the date of such taking, in which event this Lease shall terminate as of the date when physical possession of such portion of the Building or Premises is taken by the condemning authority. If, upon any such condemnation of less than substantially the whole of the Building or the Premises, this Lease shall not be thus terminated, the Rent payable hereunder shall be diminished by an amount representing that part of the Rent as shall properly be allocable to the portion of the Premises which was so condemned, and Landlord shall, at Landlord’s sole expense, restore and reconstruct the remainder of the Building and the Premises to substantially their former condition to the extent that the same, in Landlord’s reasonable judgment, may be feasible, but such work shall not exceed the scope of the work done in originally constructing the Building, nor shall Landlord in any event be required to spend for such work an amount in excess of the amount received by Landlord as compensation awarded upon a taking of any part or all of the Building or the Premises. Subject to the rights of any mortgagee under a mortgage or deed of trust covering the Building, Landlord shall be entitled to and shall receive the total amount of any award made with respect to condemnation of the Premises or Building, regardless of whether the award is based on a single award or a separate award as between the respective parties, and to the extent that any such award or awards shall be made to Tenant or to any person claiming through or under Tenant, Tenant hereby irrevocably assigns to Landlord all of its rights, title and interest in and to any such awards. No portion of any such award or awards shall be allocated to or paid to Tenant for any so-called bonus or excess value of this Lease by reason of the relationship between the rental payable under this Lease and what may at the time be a fair market rental for the Premises, nor for Tenant’s unamortized costs of leasehold improvements. The foregoing notwithstanding, and if Tenant be not in default for any reason, Landlord shall turn over to Tenant, promptly after receipt thereof by Landlord, that portion of any such award received by Landlord hereunder which is attributable to Tenant’s fixtures and equipment which are condemned as part of the property taken but which Tenant would otherwise be entitled to remove, and the appraisal of the condemning authority with respect to the amount of any such award allocable to such items shall be conclusive. The foregoing shall not, however, be deemed to restrict Tenant’s right to pursue a separate award specifically for its relocation expenses or the taking of Tenant’s personal property or trade fixtures so long as such separate award does not diminish any award otherwise due Landlord as a result of such condemnation or taking. Tenant hereby specifically waives any and all rights it may have under any law, statute, ordinance or regulation (including, without limitation, Sections 1265.120 and 1265.130 of the California Code of Civil Procedure), to terminate or petition to terminate this Lease upon partial condemnation of the Premises or Building, and the parties hereto specifically agree that this Lease shall not automatically terminate upon condemnation.

(b) Landlord may, without any obligation or liability to Tenant and without affecting the validity and existence of this Lease other than as hereafter expressly provided, agree to sell and/or convey to the condemnor the Premises or portion thereof sought by the condemnor, without first requiring that any action or proceeding be instituted, or if such action or proceeding shall have been instituted, without first requiring any trial or hearing thereof (and Landlord is expressly empowered to stipulate to judgment therein), free from this Lease and the rights of Tenant hereunder.

(c) If all or any portion of the Premises is condemned or otherwise taken for a period (i) of less than one hundred twenty (120) days, this Lease shall remain in full force and effect and Tenant shall continue to perform all terms and covenants of this Lease; provided, however, Rent shall abate during such limited period in proportion to the portion of the Premises that is rendered unusable as a result of such condemnation or other taking, or (ii) of one hundred twenty (120) days or more, Tenant shall have the right to terminate this Lease by providing written notice of such election within thirty (30) days of such condemnation, in which case Rent shall be abated as of the date of such condemnation.

(d) The words “condemnation” or “condemned” as used herein shall mean the taking for any public or quasi-public use under any governmental law, ordinance, or regulation, or the exercise of, or the intent to exercise, the power of eminent domain, expressed in writing, as well as the filing of any action or proceeding for such purpose, by any person, entity, body, agency, or authority having the right or power of eminent domain, and shall include a voluntary sale by Landlord to any such person, entity, body agency or authority, either under threat of condemnation expressed in writing or while condemnation proceedings are pending, and shall occur in point of time upon the actual physical taking of possession pursuant to the exercise of said power of eminent domain.

24.	TENANT’S DEFAULT

The occurrence of any one or more of the following events shall constitute a default and breach of this Lease by Tenant:

(a) The abandonment of the Premises by Tenant (failure to occupy and operate the Premises for ten (10) days or more shall be deemed an abandonment), unless Tenant continues to pay all Rent and other expenses as and when due.

(b) The failure by Tenant to make any payment of Rent or any other payment required to be made by Tenant hereunder as and when due, which such failure shall continue for a period of five business days following Tenant’s receipt of written demand from Landlord.

(c) Tenant’s failure to observe or perform any of the covenants, conditions, or provisions of this Lease to be observed or performed by Tenant, other than as described in subparagraph (b) above, where such failure shall continue for a period of fifteen (15) days after written notice thereof by Landlord to Tenant; provided, however, that if the nature of Tenant’s default is such that more than fifteen (15) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said fifteen (15) day period and thereafter diligently prosecutes such cure to completion; provided that such cure shall not be in excess of ninety (90) days.

(d) The making by Tenant of any general assignment or general arrangement for the benefit of creditors, or the appointment of a trustee or a receiver to take possession of substantially all of Tenant’s assets located at the Premises or of Tenant’s interest in this Lease, where possession is not restored to Tenant within sixty (60) days, or the attachment, execution, or other judicial seizure of substantially all of Tenant’s assets located at the Premises or of Tenant’s interest in this Lease, where such seizure is not discharged in sixty (60) days.

(e) The filing of any voluntary petition in bankruptcy by Tenant, or the filing of any involuntary petition by Tenant’s creditors, which involuntary petition remains undischarged for a period of sixty (60) days. In the event that under applicable law the trustee in bankruptcy or Tenant has the right to affirm this Lease and perform the obligations of Tenant hereunder, such trustee or Tenant shall, in such time period as may be permitted by the bankruptcy court having jurisdiction, cure all defaults of Tenant hereunder outstanding as of the date of the affirmance of this Lease, and provide to Landlord such adequate assurances as may be necessary to ensure Landlord of the continued performance of Tenant’s obligation under this Lease.

(f) Without the prior written consent of Landlord, which shall not be unreasonably withheld or delayed, selling, leasing, assigning, encumbering, hypothecating, transferring, or otherwise disposing of all or substantially all of the Tenant’s assets.

(g) If Tenant is a partnership or consists of more than one (1) person or entity, if any partner of the partnership or other person or entity is involved in any of the acts or events described in Sections (d) or (e) above.

25.	REMEDIES FOR TENANT’S DEFAULT

In the event of Tenant’s default, Landlord may:

(a) Terminate Tenant’s right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event, Landlord shall be entitled to recover from Tenant:

(1) the worth at the time of the award of any unpaid rent which had been earned at the time of such termination; plus

(2) the worth at the time of the award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss which Tenant proves could have been reasonably avoided; plus

(3) the worth at the time of the award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss which Tenant proves could be reasonably avoided; plus

(4) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant’s failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom (including, without limitation, the cost of recovering possession of the Premises, expenses of reletting including necessary renovation and alteration of the Premises, reasonable attorneys’ fees, and real estate commissions actually paid and that portion of the leasing commission paid by Landlord and applicable to the unexpired portion of this Lease); plus

(5) such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable California law.

As used in Subsections (1) and (2) above, the “worth at the time of the award” shall be computed by allowing interest at the lesser of ten percent (10%) per annum, or the maximum rate permitted by law per annum. As used in Subsection (3) above, the “worth at the time of award” shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

(b) Continue this Lease in full force and effect, and the Lease will continue in effect, as long as Landlord does not terminate Tenant’s right to possession, and Landlord shall have the right to collect Rent when due consistent with California Civil Code Section 1951.4. During the period Tenant is in default, Landlord may enter the Premises and relet them, or any part of them, to third parties for Tenant’s account. Tenant shall be liable immediately to Landlord for all costs Landlord reasonably incurs in reletting the Premises, including, without limitation, brokers’ commissions, expenses of remodeling the Premises required by the reletting, and like costs. Reletting can be for a period shorter or longer than the remaining term of this Lease. Tenant shall pay to Landlord the Rent due under this Lease on the dates the Rent is due, less the rent Landlord receives from any reletting. In no event shall Tenant be entitled to any excess rent received by Landlord. No act by Landlord allowed by this paragraph shall terminate this Lease unless Landlord notifies Tenant in writing that Landlord elects to terminate this Lease. After Tenant’s default and for as long as Landlord does not terminate Tenant’s right to possession of the Premises, if Tenant obtains Landlord’s consent, Tenant shall have the right to assign or sublet its interest in this Lease, but Tenant shall not be released from liability.

(c) Cause a receiver to be appointed to collect Rent. Neither the filing of a petition for the appointment of a receiver nor the appointment itself shall constitute an election by Landlord to terminate the Lease.

(d) Cure the default at Tenant’s cost. If Landlord at any time, by reason of Tenant’s default, reasonably pays any sum or does any act that requires the payment of any sum, the sum paid by Landlord shall be due immediately from Tenant to Landlord at the time the sum is paid, and if paid at a later date shall bear interest at the lesser of ten percent (10%) per annum, or the maximum rate an individual is permitted by law to charge from the date the sum is paid by Landlord until Landlord is reimbursed by Tenant. The sum, together with interest on it, shall be additional Rent.

The foregoing remedies are not exclusive; they are cumulative, in addition to any remedies now or later allowed by law, to any equitable remedies Landlord may have, and to any remedies Landlord may have under bankruptcy laws or laws affecting creditors’ rights generally. The waiver by Landlord of any breach of any term, covenant or condition of this Lease shall not be deemed a waiver of such term, covenant or condition or of any subsequent breach of the same or any other term, covenant or condition. Acceptance of Rent by Landlord subsequent to any breach hereof shall not be deemed a waiver of any proceeding breach other than a failure to pay the particular Rent so accepted, regardless of Landlord’s knowledge of any breach at the time of such acceptance of Rent. Landlord shall not be deemed to have waived any term, covenant or condition unless Landlord gives Tenant written notice of such waiver.

26.	SURRENDER OF PREMISES

On expiration of this Lease or within five (5) days after the earlier termination of the Term, Tenant shall surrender to Landlord the Premises in good condition (except for ordinary wear and tear, repair and maintenance which is the obligation of Landlord, and destruction to the Premises covered by Section 22). Tenant shall remove all its personal property within the above-stated time. Tenant shall perform all restoration made necessary by the removal of any alterations or Tenant’s personal property within the time periods stated in this paragraph.

Landlord may elect to retain or dispose of in any manner any alterations or any of Tenant’s personal property that Tenant does not remove from the Premises on expiration or termination of the term as allowed or required by this Lease by giving at least ten (10) days’ notice to Tenant. Title to any such alterations or any of Tenant’s personal property that Landlord elects to retain or dispose of on expiration of the ten (10)-day period shall vest in Landlord. Tenant waives all claims against Landlord for any damage to Tenant resulting from Landlord’s retention or disposition of any such alterations or any of Tenant’s personal property. Tenant shall be liable to Landlord for Landlord’s costs for storing, removing, and disposing of any alterations or any of Tenant’s personal property. If Tenant fails to surrender the Premises to Landlord on expiration or five (5) days after termination of the term as required by this paragraph, Tenant shall indemnify and hold Landlord harmless from all claims, liability and damages resulting from Tenant’s failure to surrender the Premises, including, without limitation, claims made by a succeeding tenant resulting from Tenant’s failure to surrender the Premises.

27.	SUBSTITUTION

Intentionally Deleted.

28.	PARKING

Tenant shall have the right to park in the Project’s parking facilities in common with other tenants of the Building and or Project upon terms and conditions as may from time to time be established by Landlord. In this regard, during the Term of the Lease, Tenant shall be entitled to the nonexclusive use of not less than four (4) parking spaces for every one thousand (1,000) rentable square feet within the Premises at no cost to Tenant or Tenant’s employees or visitors. If Tenant and Tenant’s employees and visitors consistently use more parking stalls than allotted to Tenant under this Lease, and as a result other occupants of the Building consistently do not have a sufficient parking spaces available to them, Landlord shall have the right to thereafter take commercially reasonable measures, (such as issuing parking permits, and towing vehicles) in order to ensure that Tenant and the other Building occupants do not use more spaces than allotted to them under their respective leases. Not more than thirty-five percent (35%) of the parking spaces shall be compact-sized, with the balance being full-sized. The parking layout shall include an adequate area reserved for car-pool parking. If Landlord grants reserved parking rights to any occupant of the Building, such occupant’s percentage of such reserved parking stalls shall not exceed such occupant’s proportionate share of the rentable area of the Building, and Tenant shall be entitled to that percentage of the total reserved parking stalls equal to Tenant’s Proportionate Share of the rentable area of the Building. Landlord shall use best efforts to ensure that the Tenant’s rights to the parking area are not infringed upon by others. Landlord shall ensure, at Landlord’s sole expense, that the exterior light levels satisfy all laws and prudent safety standards; Landlord shall, prior to completion of construction, provide the results of an exterior lighting survey to Tenant. Landlord shall not be liable for any claims, losses, damages, expenses or demands with respect to injury or damage to the vehicles of Tenant or Tenant’s customers or employees that park in the parking areas of the Project, except for such loss or damage as may be caused by Landlord’s gross negligence or willful misconduct. If Tenant leases additional space in the Building or Project, Tenant’s reserved and non-exclusive parking rights shall be increased on a proportionate basis.

29.	ESTOPPEL CERTIFICATE

(a) Tenant shall at any time and from time to time upon not less than fifteen (15) days’ prior written notice from Landlord execute, acknowledge, and deliver to Landlord a statement in writing, (a) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as modified is in full force and effect) and the date to which the Rental and other charges are paid in advance, if any; (b) certifying that the Premises have been accepted by Tenant; (c) confirming the Commencement Date and the expiration date of this Lease; (d) acknowledging that there are not, to Tenant’s knowledge, any uncured defaults on the part of the Landlord hereunder, or specifying such defaults, if any are claimed, and (e) such other matters reasonably requested by Landlord. Any such statement may be relied upon by a prospective purchaser or encumbrancer of all or any portion of the real property of which the Premises are a part.

(b) Landlord shall at any time and from time to time upon not less than fifteen (15) days’ prior written notice from Tenant execute, acknowledge, and deliver to Tenant a statement in writing, (a) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as modified is in full force and effect) and the date to which the Rental and other charges are paid in advance, if any; (b) confirming the Commencement Date and the expiration date of this Lease; (c) acknowledging that there are not, to Landlord’s knowledge, any uncured defaults on the part of the Tenant hereunder, or specifying such defaults, if any are claimed, and (d) such other matters reasonably requested by Tenant. Any such statement may be relied upon by a prospective transferee of Tenant’s interest in this Lease.

30.	SALE OF PREMISES

In the event of any sale of the Project, Landlord shall be and hereby is entirely freed and relieved of all further liability under any and all of its covenants and obligations contained in or derived from this Lease and accruing after such sale, and the purchaser, at such sale or any subsequent sale of the Premises, shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any such purchaser, to have assumed and agreed to carry out any and all of the covenants and obligations of Landlord under this Lease. If any Security Deposit or prepaid Rent has been paid by Tenant, Landlord will transfer’ the Security Deposit and prepaid Rent to Landlord’s successor and upon such transfer, Landlord shall be relieved of any and all further liability with respect thereto.

31.	SUBORDINATION, ATTORNMENT

(a) This Lease is and shall be subordinate to any encumbrance now of record or recorded after the date of this Lease affecting the Building, other improvements, and land of which the Premises are a part. Such subordination is effective without any further act of Tenant. If any mortgagee, trustee, or ground lessor shall elect to have this Lease and any options granted hereby prior to the lien of its mortgage, deed of trust, or ground lease, and shall give written notice thereof to Tenant, this Lease and such options shall be deemed prior to such mortgage, deed of trust, or ground lease, whether this Lease or such options are deeded prior or subsequent to the date of said mortgage, deed of trust, or ground lease, or the date of recording thereof.

(b) In the event any proceedings are brought for foreclosure, or in the event of a sale or exchange of the real property on which the Building is located, or in the event of the exercise of the power of sale under any mortgage or deed of trust made by Landlord covering the Premises, Tenant shall attorn to the purchaser upon any such foreclosure and sale and recognize such purchaser as the Landlord under this Lease.

(c) Tenant agrees to execute any documents reasonably required to effectuate an attornment or to make this Lease or any options granted herein prior to the lien of any mortgage, deed of trust, or ground lease, as the case may be, provided the rights of Tenant are not diminished or adversely affected as a result thereof.

(d) Landlord agrees that Tenant’s obligations to subordinate under this Section 31 to any existing and future ground lease, mortgage, or deed of trust (each, an “Encumbrance”) shall be conditioned upon Tenant’s receipt of a non-disturbance agreement from the party requiring such subordination (which party is referred to for the purposes of this Section as the “Superior Lienor”). Such non-disturbance agreement shall be in recordable form, and shall provide, at a minimum, that (i) Tenant’s possession of the Premises shall not be interfered with following a foreclosure, or other termination of the Encumbrance, provided Tenant is not in default beyond any applicable cure periods, (ii) there shall be no diminution in Tenant’s rights under this Lease as a result of a foreclosure or other termination of the Encumbrance, and (iii) the Superior Lienor or any other party acquiring Landlord’s interest in this Lease shall perform all of Landlord’s future obligations hereunder, and (iv) Landlord’s obligation with respect to such a non-disturbance agreement shall be limited to obtaining the non-disturbance agreement in such form as the Superior Lienor generally provides in connection with its standard commercial loans, however, Tenant shall have the right to negotiate, and Landlord shall use its good faith efforts and due diligence in assisting Tenant in the negotiation of, revisions to that non-disturbance directly with the Superior Lienor, Tenant agrees to use its good faith efforts to reach agreement with the Superior Lienor upon acceptable terms and conditions of a non-disturbance agreement.

(e) Tenant’s obligation to pay Rent under this Lease to Superior Lienor is conditioned upon Tenant’s receipt of a nondisturbance agreement, satisfying the requirements of Section 31 (d), from any Superior Lienor whose Encumbrance is superior to this Lease as of the Commencement Date.

32.	AUTHORITY OF TENANT

If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation, and that this Lease is binding upon said corporation in accordance with its terms.

33.	BROKER

(a) Landlord and Tenant each warrants that it has had no dealings with any real estate broker or agents in connection with the negotiation of this Lease except for the broker or brokers listed in the Basic Lease Information of this Lease (“Broker”), and it knows of no other real estate broker or agent who is entitled to a commission in connection with the Lease. Landlord agrees to pay any commission to which its Broker is entitled in connection with this Lease. Tenant agrees to indemnify and defend Landlord and hold Landlord harmless from any claims for brokerage commissions arising out of any discussion allegedly had by Tenant with any broker other than Broker.

(b) Landlord shall pay Tenant’s Broker a commission per a separate commission agreement.

34.	HOLDING OVER

Upon termination of the Lease or expiration of the Term hereof, if Tenant retains possession of the Premises without Landlord’s written consent first had and obtained, then Tenant’s possession shall be deemed a month-to-month tenancy upon all of the terms and conditions contained in this Lease, except the Base Rent portion of the Rent which shall be increased to one hundred twenty-five percent (125%) of the amount of the Base Rent portion of the Rent at the expiration or earlier termination of the Lease, as the case may be. Rent, as adjusted pursuant to this Section, shall be payable in advance on or before the first day of each month. If either party desires to terminate such month-to-month tenancy, it shall give the other party not less than thirty (30) days’ advance written notice of the date of termination.

35.	RULES AND REGULATIONS

Tenant shall faithfully observe and comply with the reasonable, nondiscriminatory rules and regulations that Landlord shall from time to time promulgate. Landlord reserves the right from time to time to make all reasonable nondiscriminatory modifications to said rules. The additions and modifications to those rules shall be binding upon Tenant upon delivery of a copy to them to Tenant (a copy of the present Rules and Regulations is attached hereto as Exhibit D). Landlord shall use its reasonable efforts to enforce compliance with such rules in a uniform manner, but shall not be responsible to Tenant for the nonperformance of any of said rules by other tenants or occupants. In the event of any inconsistency between such rules and regulations and this Lease, the terms of this Lease shall govern. Any consent required to be obtained by Tenant pursuant to the rules and regulations Shall not be unreasonably withheld or delayed.

36.	OTHER RIGHTS RESERVED BY LANDLORD

In addition to any other rights contained in this Lease, Landlord retains and shall have the rights set forth below, exercisable without notice and without liability to Tenant for damage or injury to property, person or business and without effecting an eviction, constructive or actual, or disturbance of Tenant’s use or possession of the Premises or giving rise to any claim for setoff or abatement of Rent: to install, affix and maintain any and all signs on the exterior and interior of the Building, except as limited by Section 37(p) below; to reduce, increase, enclose or otherwise change at any time and from time to time the size, number, location, layout and nature of the Project Common Area and facilities and other tenancies and premises in the Project and to create additional rentable areas through use or enclosure of Project Common Area, provided that such changes do not materially affect Tenant’s business, and parking layout, location and nature of parking spaces available, and the access to the Premises and visibility of Tenant’s signage is not impaired.

37.	GENERAL PROVISIONS

(a) Plats and Riders. Clauses, plats, and riders, if any, signed by the Landlord and Tenant and endorsed on or affixed to this Lease are a part hereof.

(b) Consents. Except as provided in this Lease, whenever this Lease requires the consent or approval of Landlord, Landlord agrees that such consent or approval shall not be unreasonably withheld or delayed.

(c) Joint Obligation. If there be more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several.

(d) Marginal Headings. The marginal headings and titles to the paragraphs of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

(e) Time. Time is of the essence in this Lease and with respect to each and all of its provisions in which performance is a factor.

(f) Quiet Possession. Upon Tenant paying the Rent reserved hereunder, and observing and performing all of the covenants, conditions, and provisions on Tenant’s part to be observed, and performed hereunder, Tenant shall have quiet possession of the Premises for the entire term hereof, subject to all the provisions of this Lease.

(g) Prior Agreements. This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreements or understanding pertaining to any such matters shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest. This Lease shall not be effective or binding on any party until fully executed by both parties hereto.

(h) Force Majeure. Except as provided in this Lease, in the event Landlord or Tenant, is delayed, interrupted or prevented from performing any of its obligations under this Lease, and such delay, interruption or prevention is due to fire, act of God, failure of utility service provider to provide such utility service, government regulation or restriction, governmental delay in issuing permits, approvals and inspections, weather which causes delay of construction, strike, labor dispute, unavailability of materials or any other cause outside the reasonable control of such party (excepting, however, such party’s financial inability), then the time for performance of the affected obligations of such party shall be extended for a period equivalent to the period of such delay, interruption or prevention (but in no event shall the time for performance of any obligation for payment of money be extended pursuant to this provision).

(i) Jury Trial. The parties hereto shall, and they hereby do, waive trial by jury in any action, proceeding, or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant’s use or occupancy of the Premises and/or any claim of injury or damage.

(j) Limitation on Liability. In consideration of the benefits accruing hereunder, Tenant and all successors and assigns covenant and agree that, in the event of any actual or alleged failure, breach or default hereunder by Landlord (except for a default under the Lease Improvement Agreement prior to the Commencement Date (1) Tenant’s sole and exclusive recourse shall be against Landlord’s interest in the Project. Tenant shall not have any right to satisfy any judgment which it may have against Landlord from any other assets of Landlord; (2) no partner, stockholder, director, officer, employee, beneficiary or trustee (collectively, “Partner”) of Landlord shall be sued or named as a party in any suit or action (except as may be necessary to secure jurisdiction over Landlord); (3) no service of process shall be made against any Partner of Landlord (except as may be necessary to secure jurisdiction over Landlord); (4) no Partner of Landlord shall be required to answer or otherwise plead to any service of process; (5) no judgment will be taken against any Partner of Landlord; (6) any judgment taken against any Partner of Landlord may be vacated and set aside at any time nunc pro tune; (7) no writ of execution will ever be levied against the assets of any Partner of Landlord; and (8) these covenants and agreements are enforceable both by Landlord and also by any Partner of Landlord.

(k) Limitation on Liability. The obligations of Tenant under this Lease do not constitute personal obligations of the individual officers and employees of Tenant.

(l) [Intentionally omitted]

(m) No Construction Against Drafter. The provisions of this Lease shall be construed in accordance with the fair meaning of the language used and shall not be strictly construed against either party.

(n) Separability. Any provisions of this Lease which shall prove to be invalid, void, and illegal shall in no way affect, impair, or invalidate any other provision hereof, and such other provisions shall remain in full force and effect.

(o) Choice of Law. This Lease shall be governed by the laws of the State in which the Premises are located.

(p) Signage.

(i)	If Landlord should install a monument (the “Monument”) (it being agreed that Landlord has no obligation to do so) on the Lot in accordance with the covenants, conditions and restrictions encumbering the Project, such Monument may be used for Tenant and Building identification, and Tenant shall (subject to clause (iii) below) have the exclusive right to install its identification signage. Tenant shall be responsible for all costs associated with the installation and maintenance of such signage. Upon the termination of this Lease, the Monument signage shall be removed by Landlord, at Tenant’s expense.

(ii)	Tenant shall be entitled, on an exclusive basis (subject to clause (iii) below), to Building parapet signage (“Building Signage”) to be located at a location acceptable to Landlord and Tenant. The size, style, material and attachment of such exterior signage shall be subject to the reasonable approval of Landlord and Tenant and such exterior signage shall comply with all applicable laws, statutes and ordinances, and the conditions, covenants and restrictions encumbering the Project (collectively, the “Sign Ordinances”). The Building signage shall be as large as such Sign Ordinances allow. Tenant shall be responsible for all costs associated with the installation and maintenance of such signage. Upon the termination of this Lease, the Building Signage shall be removed by Landlord, at Tenant’s expense.

(iii)	If Tenant exercises its contraction right pursuant to Section 39(d) below: (i) Tenant’s right to Monument signage and Building Signage shall, after the effective date of the contraction, no longer be exclusive, and (ii) Landlord shall have the right to install other signs on the Building, but Landlord will not permit any Competitor (as defined below) to place a sign on the Building or Monument. As used in this Section 39(p), a “Competitor” shall be any company that is commonly known to directly compete with Tenant’s health maintenance organization and health insurance businesses.

(q) Project Name. Tenant may use the name of the Project in which the Premises are located in all Tenant’s advertising in connection with Tenant’s business at the Premises and for no other purpose, except with Landlord’s consent.

(r) Late Charges. Tenant acknowledges that late payment by Tenant to Landlord of Rent will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impracticable to fix. Such costs include, without limitation, processing charges, accounting charges, and late charges that may be imposed on Landlord by the terms of any encumbrance and note secured by any encumbrance covering the Premises. Therefore, if any delinquent installment of Rent or other sums due from Tenant is not received by Landlord on or before the fifth day of each calendar month Tenant shall pay to Landlord an additional sum equal to six percent (6.00%) of such overdue amount as a late charge. The parties agree that this late charge represents a fair and reasonable estimate of the administrative and other costs that Landlord will incur by reason of late payment by Tenant. Acceptance of any late charge shall not constitute a waiver of Tenant’s default with respect to the overdue amount, nor prevent Landlord from exercising any of the other rights and remedies available to Landlord.

(s) Interest. Notwithstanding any other provisions of this Lease, any installment of Rent or other amounts due under this Lease not paid to Landlord when due shall bear interest from the date due or from the date of expenditure by Landlord for the account of Tenant, until the same have been fully paid, at the lessor often percent (10%) per annum or the maximum rate permitted under applicable law (the “Interest Rate”). The payment of such interest shall not constitute a waiver of any default by Tenant hereunder. Any sum owing from Landlord to Tenant under this Lease shall bear interest from the date due at the Interest Rate.

(t) Attorneys’ Fees. If Tenant or Landlord shall be in breach or default under this Lease, such party (the “Defaulting Party”) shall reimburse the other party (the “Non-Defaulting Party”) upon demand for any costs or expenses that the Non-Defaulting Party incurs in connection with any breach or default of the Defaulting Party under this Lease. Such costs shall include legal fees and costs incurred for the negotiation of a settlement, enforcement of rights or otherwise. Furthermore, if any action for breach of or to enforce the provisions of this Lease is commenced, the court in such action shall award to the party in whose favor a judgment is entered, a reasonable sum as attorneys’ fees and costs. The losing party in such action shall pay such attorneys’ fees and costs.

(u) Modification. This Lease and all exhibits attached hereto contain the entire agreement between the parties relating to the rights herein granted and the obligations herein assumed. Any oral representations or modifications concerning this Lease shall be of no force or effect, excepting a subsequent modification in writing signed by the party to be charged.

(v) Successors and Assigns. Subject to the provisions of Section 15, this Lease and each of its covenants and conditions shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors and assigns.

(w) Waiver of California Code Sections. Notwithstanding any other provision of this Lease and in addition to any waivers which may be contained in this Lease, Tenant waives the provisions of Civil Code Section 1932(2) and 1933(4) with respect to the destruction of the Premises; Civil Code Sections 1932(1), 1941 and 1942 with respect to Landlord’s repair duties and Tenant’s right of repair; and Code of Civil Procedure Section 1265.130 allowing either party to petition the Superior Court to terminate this Lease in the event of a partial taking of the Premises for public or quasi-public use by statute, by right of imminent domain, or by purchase in lieu of imminent domain; and any right of redemption or reinstatement of Tenant under any present of future case law or statutory provision (including Code of Civil Procedure Section 473, 1174(c) and 1179 and Civil Code Section 3275) in the event Tenant is dispossessed from the premises for any reason. This waiver applies to future statutes enacted in addition or in substitution to the statue specified herein, and this waiver shall apply even though Tenant may be the subject of a voluntary or involuntary petition in bankruptcy.

(x) Government Energy or Utility Controls. In the event of imposition of federal, state or local governmental controls, regulations or restrictions on the use or consumption of energy or other utilities during the term, both Landlord and Tenant shall be bound thereby.

(y) Accord and Satisfaction; Allocation of Payments. No payment by Tenant or receipt by Landlord of a lesser amount than the Rent provided for in this Lease shall be deemed to be other than account of the earliest due Rent, nor shall any endorsement or statement on any check or letter accompanying any check or payment as Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord’s right to recover the balance of the Rent or pursue any other remedy provided for in this Lease. In connection with the foregoing, Landlord shall have the absolute right in its sole discretion to apply any payment received from Tenant to any account or other payment of Tenant which is then due or delinquent.

(z) Furnishing Financial Statements. In order to induce Landlord to enter into this Lease, and at any time during the Term, Tenant agrees that it shall furnish to Landlord within 15 days, upon Landlord’s written request, with annual financial statements reflecting Tenant’s current financial condition, Tenant represents and warrants that all financial statements, records and information furnished by Tenant to Landlord in connection with the Lease are true, correct and complete in all respects as of the date of delivery.

(aa) Recording. Tenant shall not record this Lease or a memorandum thereof, or any other reference to this Lease, without the prior written consent of Landlord. Either party, upon the request of the other, shall execute and acknowledge a “short form” memorandum of this Lease for recording purposes.

(bb) Execution of Lease, No Options. The submission of this Lease to Tenant shall be for examination purposes only, and does not and shall not constitute a reservation of or option for Tenant to Lease, or otherwise created any interest of Tenant in the Premises or any other Premises within the Building. Execution of this Lease by Tenant and its return to Landlord shall not be binding on Landlord notwithstanding any time interval, until Landlord has in fact signed and delivered this Lease to Tenant.

38.	NOTICES

All notices and demands required to be sent to the Landlord or Tenant under the terms of this Lease shall be personally delivered or sent by certified or registered mail, postage prepaid or by overnight courier (i.e., Federal Express), to the addresses indicated in the Basic Lease Information, or to such other addresses as the parties may from time to time designate by notice pursuant to this paragraph. In addition, Notices to Tenant shall also be sent to the building premises. Notices shall be deemed received upon the earlier of (i) if personally delivered, the date of delivery to the address of the person to receive such notice (ii) if mailed, two (2) days following the date of posting by the U.S. Postal Service, and (iii) if by overnight courier, on the business day following the deposit of such notice with such courier.

39.	ADDENDA/ADDITIONAL PROVISIONS

(a) Telecommunications Carrier’s Access.

(1) Tenant’s right to select and utilize a telecommunications and data carrier (the “Carrier”) shall be conditioned on the execution by such Carrier of a mutually acceptable license agreement, such license agreement must be commercially reasonable, pursuant to which Landlord shall grant to the Carrier a license (which shall be coextensive with the rights and privileges granted to Tenant under this Lease) to install, operate, maintain, repair, replace, and remove cable and related equipment within the Premises and the Building’s main telephone/electrical closet and vertical and horizontal pathways within the Building but outside of the Premises that are necessary to provide telecommunications and data services to Tenant at the Premises.

(2) The license contemplated herein to be granted to the Carrier shall permit the Carrier to provide services only to Tenant and not to any other tenants or occupants of the Building and shall require all of the Carrier’s equipment (other than connecting wiring) to be located in the Tenant’s Premises. The License shall not grant an exclusive right to Tenant or to the Carrier. Landlord reserves the right, at its sole discretion, to grant, renew, or extend licenses to other telecommunications and data carriers for the purposes of locating telecommunications equipment in the Building which may serve Tenant or other tenants in the Building.

(3) Except to the extent expressly set forth herein, nothing herein shall grant to the Carrier any greater rights or privileges than Tenant is granted pursuant to the terms of this Lease or diminish Tenant’s obligations or Landlord’s rights hereunder.

(4) Tenant shall be responsible for ensuring that the Carrier complies with the terms and conditions or the license agreement relating to the use of the Premises or the making of any physical Alterations imposed upon Tenant under this Lease to the extent the Carrier operates or maintains any equipment or delivers any services in the Premises. Any failure by the Carrier to observe and comply with such terms, conditions, agreement, and covenants on behalf of Tenant, to the extent the Carrier operates or maintains any equipment or delivers any services in the Premises or the Licensed Areas, shall be a default under the Lease (following the giving of written notice and the passage of the applicable cure period under Section 24).

(b) Option(s) to Renew.

Tenant shall, provided this Lease is in full force and effect and Tenant is not then in monetary or nonmonetary material default under any of the terms and conditions of this Lease (following the giving of written notice and passage of the applicable cure period under Section 24), have three (3) successive option(s) to renew this Lease for a term of five (5) year(s) each, for the Premises in “as is” condition and on the same terms and conditions set forth in this Lease, except as modified by the terms, covenants and conditions set forth below:

(1) If Tenant elects to exercise such option, then Tenant shall provide Landlord with written notice no earlier than the date which is three hundred sixty-five (365) days prior to the expiration of the then current term of this Lease, but no later than 5:00 p.m. (Pacific Standard Time) on the date which is two hundred seventy (270) days prior to the expiration of the then current term of this Lease. If Tenant fails to provide such notice, Tenant shall have no further or additional right to extend or renew the term of this Lease.

(2) The Base Rent in effect at the expiration of the then current term of this Lease shall be adjusted to reflect the current fair market rental for comparable space in the Building or Project and in other similar buildings in the same rental market as of the date the renewal term is to commence, taking into account the specific provisions of this Lease which will remain constant, and the Building amenities, location, identity, quality, age, conditions, term of lease, tenant improvements, services provided, and other pertinent items. The “Base Year” shall be the calendar year in which the commencement of the renewal term occurs.

(3) Landlord shall advise Tenant of the new Base Rent for the Premises for the applicable renewal term which will be based on Landlord’s determination of fair market rental value no later than fifteen (15) days after receipt of notice of Tenant’s exercise of its option to renew. Tenant shall have forty-five (45) days after receipt of such notification from Landlord to accept the new Base Rent, terms and conditions.

If Landlord and Tenant are unable to agree upon the fair market rental value for Base Rent for the Extension Term within such forty-five (45) day period, then within fifteen (15) days after the expiration of the forty-five (45) day period, each party, by giving notice to the other party, shall appoint a commercial real estate broker who is active in the greater Sacramento office market, with at least ten (10) years of experience. “Fair Market Rental Value” shall mean the monthly amount per rentable square foot in the Premises that a willing, non-equity new tenant would pay and a willing landlord would accept at arm’s length for space in a comparable building or buildings, with comparable tenant improvements, in a comparable location, giving appropriate consideration to then-current monthly rental rates per rentable square foot, the presence or absence of rent escalation clauses such as operating expense and tax pass-throughs, length of lease term, size and location of premises being leased and other generally applicable terms and conditions of tenancy for a similar building or buildings. If the two (2) brokers are unable to agree on the Fair Market Rental Value for the Extension Term within twenty (20) days, they shall select a third broker meeting the qualifications stated in this Section within five (5) days after the last day the two (2) brokers are given to set the Fair Market Rental Value for the Extension Term, The third broker, however selected, shall be a person who has not previously acted in any capacity for either party. Within twenty (20) days after the selection of the third broker, a majority of the brokers shall set the Fair Market Rental Value for the Extension Term. If a majority of the brokers is unable to set the Fair Market Rental Value within the twenty (20) day period, the two (2) closest Fair Market Rental Values shall be added together and their total divided by two (2). The resulting quotient shall be the Fair Market Rental Value and Tenant shall pay to Landlord said Fair Market Rental Value for the Extension Term. Each party shall be responsible for the costs, charges and fees of the broker appointed by that party plus one-half of the cost of the third broker.

(4) Any exercise by Tenant of any option to renew under this Paragraph shall be irrevocable. If requested by Landlord, Tenant agrees to execute a lease amendment reflecting the foregoing terms and conditions, prior to the commencement of the renewal term. The option(s) to renew granted under this Paragraph is/are not transferable, except to an assignee of Tenant’s entire interest in this Lease in accordance with the terms of Section 15 of this Lease.

(5) If more than one renewal option is provided above, the exercise of each renewal option shall be contingent upon Tenant exercising the prior renewal option. Only one renewal option may be exercised at a time. As each renewal option provided for above is exercised, the number of renewal options remaining to be exercised is reduced by one and upon exercise of the last remaining renewal option Tenant shall have no further right to extend the term of this Lease.

(c) Expansion Option.

Within the first twelve (12) months following the Commencement Date, provided Tenant is not then in default if its monetary or nonmonetary, material obligations under this Lease, Tenant shall have the prior right of refusal to lease up to approximately 60,000 square feet or more, if available, within Gold Pointe Corporate Center Buildings D or E. Upon notification by Landlord in writing of the availability of space and the terms and conditions on which Landlord is willing to lease such additional space to Tenant, Tenant shall have ten (10) business days to notify Landlord in writing of Tenant’s desire to exercise Tenant’s prior right of refusal on the terms and conditions offered (the terms offered by Landlord must be at least as favorable to Tenant as (i) those terms offered by Landlord to the market in general, and (ii) those terms offered by bona fide third parties that Landlord wishes to accept). In the event Tenant fails to give Landlord notice of Tenant’s election to lease such additional space within such time period, Tenant shall have no further right, title or interest in such additional space and this prior right of refusal shall terminate. If, on the other hand, Tenant exercises its prior right of refusal in the manner prescribed, Tenant and Landlord shall consummate a lease respecting such space without delay in accordance with the terms and conditions set forth in Landlord’s notice. Such additional space shall be leased to Tenant on an “as is” basis and Landlord shall have no obligation to improve such additional space or grant Tenant any improvement allowance thereon. Notwithstanding anything to the contrary herein contained, Tenant’s right to the expansion premises shall be conditioned upon the following: (i) at the time Tenant agrees to accept the expansion premises and at the time of the commencement of the term for the expansion premises. Tenant (or an affiliate of Tenant) shall be in possession of and occupying the primary premises for the conduct of its business therein and the same shall not be occupied by any assignee, subtenant or licensee and, provided further, that the option for additional space shall be applicable hereunder only if the expansion premises will actually be occupied by Tenant (or an affiliate of Tenant) and (ii) the agreement of acceptance shall constitute a representation by Tenant to Landlord, effective as of the date of the agreement of acceptance and as of the date of commencement of the lease for the expansion premises, that Tenant does not intend to assign the lease for the expansion premises, in whole or in part or sublet all or any portion of the Premises, the election to expand being for the purpose of utilizing the expansion premises for Tenant’s purposes in the conduct of Tenant’s business (or the business of an affiliate of Tenant) therein. Tenant’s options to renew and contract shall continue in full force and effect notwithstanding Tenant’s failure to exercise is prior right of refusal.

(d) Contraction Option.

Provided that Tenant is not then in default of its monetary or nonmonetary, material obligations under this Lease, Tenant shall have the option to contract up to thirty-five thousand (35,000) square feet of rentable area of the Premises at any point during their initial lease term provided the following conditions are met: (i) Tenant shall give Landlord at least two hundred seventy (270) days prior written notice of its intent to exercise such contraction option; (ii) Such contraction space shall be in a mutually agreeable location in the Building, but in any event shall be in a location having a prominent lobby entrance; (iii) Tenant shall, no later than six (6) months prior to the effective date of the contraction, pay a lump sum lease termination fee to equal the sum of the unamortized tenant improvements, free rent, and brokerage commissions equal to the proportionate share of such contraction space, as well as reasonable costs to demise the subject space (amortized over months 7 through 126 of the initial term of this Lease). Such interest rate to be utilized for the amortization calculations shall be nine percent (9%) per annum, except for the Additional Allowance (as defined in Section 4.2 of the Lease Improvement Agreement), which shall be amortized at ten percent (10%) per annum); (iv) Tenant shall deliver the contraction space to Landlord in the same condition as received at lease commencement, normal wear and tear excepted, and in clean and sanitary condition; and (v) all Rent obligations of Tenant under this Lease for such contraction space are paid through the date of contraction. Landlord shall cause the contraction space to be separately metered for electricity following the effective date of such contraction, and Tenant shall thereafter have no responsibility for such electricity costs.

Notwithstanding the foregoing, Tenant shall still be obligated for reconciliation of Operating Expenses and Excess Utilities Payments under this Lease for the for the contraction space until such contraction was effective.

Tenant agrees that, should the contraction result in the addition of extra corridors or other nonleasable areas, the Load Factor (as defined in Section 1(b) above) may be increased, it being the parties’ intention that the Tenant’s exercise of the contraction option shall not result in a reduction in the area of the Building on which Landlord may collect Rent. If the contraction space is connected to Tenant’s security system, Tenant shall, at Tenant’s option, either remove that system from the contraction space or make whatever changes to the system are necessary to permit its use by the next occupant of the contraction space (in no event, however, shall Tenant have any liability to Landlord or any occupant of the contraction space by reason of failure of such security system).

(e) Conduit. Landlord shall install, at Landlord’s expense, four (4) conduits to accommodate fiber optic cable and other wiring connecting Building C to Building D, and Building C to Building A (12033 Foundation Place) not later than the Substantial Completion of the Base Building Work under the Lease Improvement Agreement. The specifications for such conduit shall be subject to Tenant’s prior approval (which shall not be unreasonably withheld, delayed or conditioned), and shall require, at minimum, that the conduit (x) be at least four (4) inches in diameter, and (y) comply with the minimum requirement then in effect for Pacific Bell to install fiber optic cable. Landlord shall prepare for Tenant’s approval (which shall not be unreasonably withheld, delayed or conditioned) an easement agreement respecting the conduit, and shall cause the same to be recorded against the Lot and other parcels which such conduit crosses, not later than the Commencement Date.

(f) Generator. Landlord shall permit Tenant to install and maintain, at Tenant’s expense, a back-up generator (and an associated fuel tank) for the Building, at a location (outside of the Building) mutually acceptable to Landlord and Tenant. Any such generator shall be subject to the requirements imposed on Alterations pursuant to Section 10 of this Lease (including, but not limited to, the requirements that Landlord approve the plans and that Tenant obtain all applicable governmental permits).

IN WITNESS WHEREOF, this Lease is executed on the date and year first above written.

LANDLORD:		TENANT:

LANDHOLD, INC., a California corporation		HEALTH NET, INC., a Delaware corporation

By:	/s/ LINDA STANLEY	By:	/s/ MICHAEL RADFORD

	Linda Stanley	Name:	Michael Radford
Title:	President	Title:	Vice President

STANDARD LEASE AGREEMENT (OFFICE)

BETWEEN

LANDHOLD, INC., A CALIFORNIA CORPORATION,

AS “LANDLORD”

AND

HEALTH NET, INC., A DELAWARE CORPORATION,

AS “TENANT”

MARCH 5, 2001

(11931 FOUNDATION PLACE, RANCHO CORDOVA)

OFFICE GROSS LEASE AGREEMENT

Basic Lease Information

Terms and Definitions. For the purpose of this Lease, the following capitalized terms shall have the following definitions:

Lease Date:	March 5, 2001

Landlord:	Landhold, Inc., a California corporation 8413 Jackson Road, Suite B Sacramento, California 95826

Tenant:	Health Net, Inc., a Delaware Corporation

Tenant’s Notice Address:	Health Net, Inc. P. 0. Box 2470, Rancho Cordova, CA 95741-2470 Attn: Director of Real Estate

Tenant’s Billing Address:	Health Net, Inc. P. O. Box 2470, Rancho Cordova, CA 95741-2470 Attn: Director of Real Estate

Tenant Contact:	Director of Real Estate Phone Number: (916) 463-7742 Fax Number: (916) 463-7747

Project:	That office development commonly known as Gold Pointe Corporate Center, which currently consists of two office buildings, but shall eventually be comprised of five office buildings.

Building:	The two story building commonly known as 11931 Foundation Place, Rancho Cordova, California. The location of the Building is shown on the site plan attached as Exhibit A.

Tenant’s Proportionate Share:	47.35%, based on a Building rentable area of approximately 63,355 square feet.

Premises:	The Premises referred to in this Lease consists of approximately 30,000 rentable square feet on the second floor of the Building, as shown on the floor plans attached hereto as Exhibit G.

Term:	The term shall be ten (10) years and six (6) months from the Commencement Date as defined in Section 4 below.

Scheduled Lease Commencement Date:	July 15, 2002

Business Hours:	The hours of 7:00 a.m. to 6:00 p. m, Monday through Friday, and 8:00 a.m. to 1:00 p.m. Saturday (excepting Federally recognized holidays).

Base Rent:	Months 01-06:	Free of Rent and Operating Expenses.

	Months 07-30:	$1.83 per rentable square foot per month.

	Months 31-54:	$1.88 per rentable square foot per month.

	Months 55-78:	$1.93 per rentable square foot per month.

	Months 79-102:	$1.98 per rentable square foot per month.

	Months 103-126:	$2.03 per rentable square foot per month.

Base Year:	2002 calendar year

Lease Year:	The calendar year in which the Term commences and each succeeding calendar year thereafter.

Use:	General office and any other lawful use approved in writing by Landlord, which shall not be unreasonably withheld, delayed or conditioned.

Security Deposit:	Waived

Broker for Landlord:	None

Broker for Tenant:	Aguer Pipgras Associates 655 University Avenue, Suite 215 Sacramento, California 95825-6747

LIST OF EXHIBITS:
A	Site Plan
A-l	Project Plans and Specs
B	Lease Improvement Agreement
C	First Amendment to Lease and Acknowledgment
D	Rules and Regulations
E	Janitorial Specifications
F	Exclusions From Operating Expenses and Real Estate Taxes
G	Floor Plans of Premises

STANDARD LEASE AGREEMENT

(OFFICE)

This Standard Lease Agreement (“Lease”) is made and entered into by the Landlord and Tenant referred to in the Basic Lease Information. The Basic Lease Information attached to this Lease as page 1 and page 2 is hereby incorporated into this Lease by this reference.

1.	PREMISES

(a) This Lease shall be effective as between Landlord and Tenant as of the full execution and delivery hereof by both Landlord and Tenant. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord upon the terms and conditions contained herein the Premises, which are more particularly described in Exhibit A attached hereto and made a part hereof (the “Premises”), including the tenant improvements (the “Tenant Improvements”) thereon presently existing or to be constructed in accordance with the “Lease Improvement Agreement” attached as Exhibit B, which is made a part hereof by this reference. As hereinafter used in this Lease, the term “Building” shall refer to the entire structure in which the Premises are located, the term “Lot” shall refer to the Assessor’s tax parcel on which the Building is situated, and the term “Project” shall collectively refer to the Lot, the Building, and the Project Common Areas. This Lease confers no rights either with regard to the subsurface of the land below the ground level of the Building or with regard to airspace above the roof of the Building.

(b) Tenant acknowledges that, as of the Lease Date, Landlord has begun development on the Building, which construction is intended to be completed by the Scheduled Lease Commencement Date. Prior to the Lease Date, Landlord and Tenant have agreed upon certain project plans (“Project Plans”), attached hereto as Exhibit A-l. Landlord agrees to construct the Building in compliance with the Project Plans and all applicable laws, statutes and ordinances, and such construction shall be consistent with the Project Specifications, subject to events preventing such compliance beyond the reasonable control of Landlord (provided that Landlord has advised Tenant in writing of such noncompliance, and the specific reasons (c) Tenant may, not later than the Commencement Date, at Tenant’s expense, have a licensed architect measure the Premises (using the Standard Method for Measuring Floor Area in Office Buildings, ANSI Z65.1-1996, published by BOMA International (the “BOMA Standard”)) to determine the rentable area and usable area of the Premises. Based on such measurement, the Base Rent, and Tenant Improvement Allowance shall be proportionately adjusted; provided, however, that in no event (i) will such measurement result in a Rent increase to Tenant of more than two percent (2%), or (ii) will the rentable area of the Premises be more than twelve percent (12%) greater than the “Office Area” (as that term is defined in the BOMA Standard) of the Premises (the difference, expressed as a percentage of the Office Area of the Premises, between the Premises’ rentable area and the Office Area of the Premises is hereinafter referred to as the “Load Factor”).

2.	ACCEPTANCE OF PREMISES

Except as otherwise provided in this Lease, Tenant’s taking possession of the Premises shall constitute Tenant’s acknowledgment that, to Tenant’s actual knowledge, the Premises are in good condition and that the Tenant Improvements are constructed in accordance with the Lease Improvement Agreement, and that Tenant agrees to accept the same in its condition existing as of the date of such entry and subject to all applicable municipal, county, state and federal statutes, laws, ordinances, including zoning ordinances, and regulations governing and relating to the use, occupancy or possession of the Premises. Notwithstanding the foregoing, within fifteen (15) days following the Commencement Date, Tenant shall deliver to Landlord a list of items (“Punch List Items”) that Tenant reasonably deems that Landlord complete or correct in order for the Premises to be reasonably acceptable (which shall not include any items damaged by Tenant, its agents, employees, contractors and/or subcontractors). Within thirty (30) days following Landlord’s receipt of the Punch List Items, to the extent commercially possible, Landlord shall complete and/or correct such items set forth on the Punch List Items using its good faith efforts and due diligence. No promise of Landlord to alter, remodel, repair or improve the Premises or the Building and no representation, express or implied, respecting any matter or thing related to the Premises or Building or this Lease (including, without limitation, the condition of the Building or Premises) have been made to Tenant by Landlord, its agents or employees, other than as set forth in the Lease Improvement Agreement and as otherwise provided in this Lease. Nothing in this Section 2 shall, however, relieve Landlord of its obligation to correct any latent defects in the Premises, Building or Project, or to construct the Premises in compliance with all applicable laws.

3.	PROJECT COMMON AREAS

The term “Project Common Areas” shall refer to all areas and facilities outside the Premises and within the Project (including all appurtenant parking facilities) that are provided and designated by Landlord from time to time for the general nonexclusive use of Landlord, Tenant, and of other lessees in the Project and their respective employees, suppliers, shippers, customers, and invitees. Landlord hereby grants to Tenant, during the term of this Lease, the nonexclusive right to use, in common with others entitled to such use, the Project Common Areas as they exist from time to time, subject to any reasonable and nondiscriminatory rules, regulations, and restrictions governing the use of the Project as from time to time made or amended by Landlord. Under no circumstances shall the right granted herein to use the Project Common Areas be deemed to include the right to store any property in the Project Common Areas. Provided that Landlord, using its commercially reasonable efforts, does not unreasonably interfere with Tenant’s use of the Premises or the parking facilities, Landlord reserves the right at any time and from time to time, to: (i) make alterations in or additions to the Project and to the Project Common Areas; (ii) close the Project Common Areas to whatever extent required in the opinion of Landlord’s counsel to prevent a dedication of any of the Project Common Areas or the accrual of any rights of any person or of the public to the Project Common Areas; (iii) temporarily close any of the Project Common Areas for maintenance purposes; and (iv) promulgate reasonable and nondiscriminatory rules and regulations governing the use of the Project Common Areas.

4.	TERM AND POSSESSION

(a) Subject to and upon the terms and conditions set forth herein, the Term of this Lease shall be for the period specified in the Basic Lease Information, commencing upon the earlier of the following dates (the “ Commencement Date”): (i) the date on which the Premises are Substantially Complete (as defined below); (ii) the date on which the Premises would have been Substantially Complete had there been no Tenant Delays (as defined in Section 6.1 of the Lease Improvement Agreement); or (iii) the date upon which the Tenant takes possession of the Premises in order to conduct its business operations therein, with the Landlord’s written consent, provided, however, that in no event shall Tenant be obligated to accept a Commencement Date prior to July 15,2002. Within thirty (30) days after the Commencement Date, Landlord and Tenant shall execute an amendment to this Lease (“First Amendment to Lease and Acknowledgment”) setting forth the Commencement Date and the expiration date of the term of the Lease, which shall be in the form attached hereto as Exhibit C. For purposes of the foregoing, the Premises shall be deemed to be “Substantially Complete” when (i) Tenant is tendered direct access to the Premises with building services (sanitary sewer, public water, electrical, elevator, HVAC service and fire suppression services operational) ready to be furnished to the Premises, and (ii) a certificate of occupancy (temporary or final) for the Premises has been issued by the appropriate governmental entity, and (iii) the identified construction to be provided by Landlord, as set forth in the Lease Improvement Agreement has been completed, with the exception of the Punch List Items. Landlord shall provide Tenant with not less than sixty (60) days prior written notice of the anticipated date that the Premises shall be Substantially Complete. Tenant shall be permitted sixty (60) days early occupancy prior to the Commencement Date to set up telecommunication equipment and panelized furnishings, to move in Tenant’s furniture, fixtures and equipment, and to otherwise prepare the Premises for Tenant’s use and occupancy, provided Tenant does not interfere or impede Landlord in construction of tenant improvements, and provided further that evidence of insurance as hereinafter required is delivered to Landlord prior to occupancy. Landlord shall Substantially Complete the Premises by the Scheduled Lease Commencement Date as set forth in the Basic Lease Information, plus extensions thereto equal to the durations of (i) any delays beyond the reasonable control of Landlord, such as acts of God, fire, earthquake, acts of a public enemy, riot, insurrection, unavailability of materials, governmental restrictions on the sale of materials or supplies or on the transportation of such materials or supplies, governmental delay in issuing permits, approvals, and inspections, strike or shortages directly affecting construction or transportation of materials or supplies, shortages of materials or labor resulting from government controls, weather conditions, or any other cause or events beyond the reasonable control of Landlord, provided that Landlord has advised Tenant in writing of such causes or events, within a reasonable period of time after learning of the same, and Landlord has used reasonable efforts to minimize the delay occasioned thereby (collectively, “Force Majeure Event”), or (ii) Tenant Delays caused by or attributable to the Tenant (“Tenant Delays”) (as defined in Section 6.1 of the Lease Improvement Agreement). The parties agree that if Landlord is unable to Substantially Complete the Premises by the Scheduled Lease Commencement Date, plus any extension thereto pursuant to this Section, this Lease shall not be void or voidable (except as expressly provided in this Section 4 below), nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, and the expiration date of the Term of this Lease shall be extended for such delay; but in such event, Tenant shall not be liable for any Rent until the day that is the first day of the seventh (7th) month following the Commencement Date; provided, however if such delays were caused or attributable to Tenant, Rent shall commence as of the day that is the first day of the seventh (7th) month following the date that the Commencement Date would have occurred but for Tenant Delays.

(b) If the Commencement Date has not occurred within thirty (30) days after the Scheduled Lease Commencement Date (the “Grace Period”) (unless such delays are caused by Force Majeure Events), for any reason other than Tenant Delays, Landlord shall grant Tenant a period of free Rent (including Base Rent and all Operating Expenses), commencing upon the expiration of the Rent abatement period provided in Section 5(b). This period of free Rent shall consist of one day for each day elapsing between the expiration of the Grace Period and the Commencement Date.

(c) If for any reason whatsoever, including but not limited to Force Majeure Events, but excluding Tenant Delays, the Commencement Date does not occur within one hundred eighty (180) days after the Scheduled Lease Commencement Date, Tenant may, upon ten (10) days’ written notice to Landlord, terminate this Lease without incurring any liability to Landlord, if the Commencement Date does not occur during such ten (10)-day period.

5.	BASE RENT

(a) Tenant agrees to pay Landlord the Base Rent for the Premises, without prior notice, demand, deduction or offset (except as expressly set forth in this Lease or under applicable law) in the manner and amounts set forth in this Section 5. Landlord agrees to accept payment of Base Rent pursuant to wire transfer from Tenant. The term “Rent” as used in this Lease shall mean Base Rent, Tenant’s Proportionate Share of Operating Expenses, Excess Utilities Payments, and any other amounts owing from Tenant to Landlord pursuant to the provisions of this Lease. The Base Rent shall be payable in advance on or before the first day of each month throughout the term of this Lease. Base Rent for any period during the term hereof which is for less than one month shall be a prorated portion of the monthly installment based upon a thirty (30)-day month.

(b) The Base Rent shall be increased during the Term of this Lease as follows:

Months 01-06:	Free of rent and operating expenses and utility charges.
Months 07-30:	$1.83 per rentable square foot per month.
Months 31-54:	$1.88 per rentable square foot per month.
Months 55-78:	$1.93 per rentable square foot per month.
Months 79-102:	$1.98 per rentable square foot per month.
Months 103-126:	$2.03 per rentable square foot per month.

(c) If the amount of Rent or any other payments due under this Lease violates the terms of any governmental restrictions on such Rent or payment, then the Rent or payment due during the period of such restrictions shall be the maximum amount allowable under those restrictions.

6.	SECURITY DEPOSIT

      Waived.

7.	OPERATING EXPENSES

(a) For the purpose of this Section 7(a) and this Lease, the following terms are defined as follows:

(1)	“Base Year” shall mean the calendar year set forth in the Basic Lease Information; provided, however, that if the Commencement Date occurs later than December 31, 2002, for any reason other than Tenant Delays, the “Base Year” shall be the calendar year 2003.

(2)	“Tenant’s Proportionate Share” of the total rentable area of the Building as set forth as a percentage in the Basic Lease Information, however, Landlord and Tenant acknowledge that if physical changes are made to the Premises or the Building or the configuration of any thereof, Landlord may at its discretion reasonably adjust Tenant’s Proportionate Share of the Building to reflect the change. Landlord’s determination of Tenant’s Proportionate Share of the Building shall be conclusive so long as it is reasonably and consistently applied and does not otherwise violate the provisions of this Lease.

(3)

“Operating Expenses” shall mean all reasonable and necessary costs and expenses paid or incurred by or on behalf of Landlord (whether directly or through independent contractors) in connection with the operation, repair, replacement and maintenance of the Building and the Project, including the following costs by way of illustration, but not limitation: (i) salaries, wages, compensation, benefits, pension or contributions and all medical, insurance and other fringe benefits paid to, for, or with respect to all persons, excluding management personnel (whether they be employees of Landlord, its managing agent or any independent contractor) for their services in the operation (including security services for the Project, allocated in an equitable manner to the Building), maintenance, repair or cleaning of the Project or Building, and payroll taxes, worker’s compensation, uniforms and dry cleaning costs for such persons; (ii) payments under service contracts with independent contractors for operating (including providing security services, if any), maintaining, repairing or cleaning the Project or Building or any portion thereof or any fixtures or equipment therein; (iii) all costs for water, steam, sewer and other utility services to the Project or Building, including any taxes on any such utilities (but excluding electricity and natural gas, as those expenses are addressed as Excess Utilities Payments pursuant to Section 7(a)(5) below); (iv) repairs and replacements which are appropriate to the continued operation of the Building as a first-class office building; (v) cost of lobby decoration, painting and decoration of non-tenant areas; (vi) cost of landscaping in, on or about the Project or Building; (vii) cost of building and cleaning supplies and equipment, cost of replacements for tools and equipment used in the operation, maintenance and repair of the Project or Building and charges for lobby and elevator telephone service for the Building; (viii) financial expenses incurred in connection with the operation of the Project or Building, such as insurance costs, including, but not limited to, any premiums, deductibles and other costs of insurance, as Landlord may, in its reasonable discretion, from time to time carry (including, without limitation, liability insurance, fire and casualty insurance, rental interruption insurance, flood and earthquake insurance, and any other insurance), attorneys’ fees and disbursements, auditing and other professional fees and expenses, association dues and any other ordinary and customary financial expenses incurred in the ordinary course in connection with the operation of the Project and Building; (ix) fees payable to a property management company (which may be owned or controlled by Landlord or Landlord’s principals) for the property and asset management of a first-class office building; (x) the cost of capital improvements made by Landlord in order (i) to conform to any changes enacted after the Commencement Date in laws, rules, regulations or requirements of any governmental authority having jurisdiction, or of the board of fire underwriters or similar insurance body, provided that such expense, if a capital expenditure as determined by generally accepted accounting procedures, shall be amortized on a straight line basis over such expenditure’s useful life, and only such amortized portion shall be included in Operating Expenses, not to exceed One Hundred Thousand and No/l00ths Dollars ($100,000.00) in any given Lease Year (which limitation shall apply only during the initial Term of this Lease), or (ii) to effect a labor saving, energy saving or other economy, which cost shall be included in Operating Expenses for the Lease Year in which such improvement was made not in excess of the savings resulting from such expenditure; (xi) costs for accounting, legal and other professional services incurred in the operation of the Project and Building; (xii) rental payments made for equipment used in the operation and maintenance of the Project; (xiii) the cost of governmental licenses and permits, or renewals thereof, necessary for the operation of the Project and/or

Building; (xiv) sales, use and excise taxes on goods and services; (xv) real property taxes, assessments and bonds (collectively, “Real Estate Taxes”), which shall include, but not be limited to, any and all taxes, assessments, water and sewer charges and other similar governmental charges levied on or attributable to the Project, including the Building and the Lot, or their operation, ordinary and extraordinary, substitute and additional, unforeseen as well as foreseen, present and future, of any kind and nature whatsoever, including without limitation, (i) real property taxes or assessments levied or assessed against the Project, including the Building and the Lot, (ii) assessments or charges levied or assessed against the Project, including the Building and the Lot by any redevelopment agency, (iii) any tax measured by gross rentals received from the leasing of the Premises, Building or Project, excluding any documentary transfer taxes, net income, franchise, capital stock, estate or inheritance taxes imposed by the state or federal government or their agencies, branches or departments; provided that if at any time during the term any governmental entity levies, assesses or imposes on Landlord any (1) general or special, ad valorem or specific, excise, capital levy or other tax, assessment, levy or charge directly on the rent received under this Lease or on the rent received under any other leases of space in the Building or the Project, or (2) any license fee, excise or franchise tax, assessment, levy or charge measured by or based, in whole or in part upon such rent, or (3) any transfer, transaction, succession, gift, transit, or similar tax, assessment, levy or charge based directly or indirectly upon the transaction represented by this Lease or such other leases, or (4) any occupancy, use, per capita or other tax, assessment, levy or charge based directly or indirectly upon the use or occupancy of the Premises or other premises within the Building or the Project, then any such taxes, assessments, levies and charges shall be deemed to be included in real property taxes and assessments (real estate taxes and assessments shall also include the reasonable cost to Landlord of contesting the amount, validity, or applicability of any real estate taxes and assessments); (xvi) costs associated with the maintenance of the Building management offices or related facilities in the Building, including the fair rental value of any space occupied for such purposes in the event the Landlord performs such management services itself, or the rental paid to Landlord for such space by any management company in the event that Landlord employs a management company to provide such services (in no event, however, will such management office or related facility exceed 2,000 square feet); and (xvii) all other reasonable or necessary expenses paid in connection with the operation, maintenance, repair, replacement and cleaning of the Project and Building, that pursuant to sound property management practices consistently applied would be considered an operating expense. Please see Exhibit F for Operating Expense exclusions (in the event of any inconsistency between this Section 7(a)(3) and Exhibit F, the terms of Exhibit F shall control).

Any costs or expenses of the nature described above shall be included in Operating Expenses for any Lease Year no more than once, notwithstanding that such cost or expenses may fall under more than one of the categories listed above. Operating Expenses shall not be reduced as a result of Tenant performing for itself any of the services that Landlord provides for the Project or the tenants thereof. Landlord may use related or affiliated entities to provide service or furnish materials for the Project; provided the fees and charges of such related and affiliated entities do not exceed the reasonable fees charged in the applicable industry for a project similar to the Project.

The Operating Expenses that vary with occupancy (“Varying Operating Expenses”) and that are attributable to any Lease Year (including the Base Year) in which less than ninety-five percent (95.00%) of the rentable area of the Building is occupied by tenants will be adjusted by Landlord to the amount that Landlord reasonably believes they would have been if ninety-five percent (95.00%) of the rentable area of the Building had been occupied. Additionally, Real Estate Taxes for the Base Year shall be adjusted to be based upon a fully completed and assessed Building, with full completion of all tenant improvements constructed therein consistent with finishes generally utilized by similar first-class projects in the vicinity of the Building.

(4)	Tenant’s Proportionate Share of Operating Expenses shall be payable by Tenant to Landlord as follows:

(i)	Beginning with the Lease Year following the Base Year and for each Lease Year thereafter, Tenant shall pay Landlord an amount equal to Tenant’s Proportionate Share of the Operating Expenses incurred by Landlord in the Lease Year which exceeds the total amount of Operating Expenses payable by Landlord for the Base Year. This excess is referred to as the “Excess Expenses.”

(ii)

To provide for current payments of Excess Expenses, Tenant shall, at Landlord’s request, pay as additional rent during each Lease Year, an amount equal to Tenant’s Proportionate Share of the Excess Expenses payable during such Lease Year, as estimated and modified by Landlord from time to time, but not in excess of once per Lease Year. Such payments shall be made in monthly installments, commencing on the first day of the month following the month in which Landlord notifies Tenant of the amount it is to pay hereunder and continuing until the first day of the month following the month in which Landlord gives Tenant a new notice of estimated Excess Expenses. It is the intention hereunder to estimate from time to time the amount of the Excess Expenses for each Lease Year, including the Lease Year immediately following the Base Year, and Tenant’s Proportionate Share thereof, and then to make an adjustment in the following year based on the actual Excess Expenses incurred for that Lease Year.

(iii)	On or before April 1 of each Lease Year after the first Lease Year (or as soon thereafter as is practical), Landlord shall deliver to Tenant a statement (“Expense Statement”) setting forth Tenant’s Proportionate Share of the Excess Expenses and Excess Utilities Payments (as defined in Section 7(a)(5) below) for the preceding Lease Year; provided, however, that the failure of Landlord to supply such statement shall not constitute a waiver of Landlord’s rights to collect for such Excess Expenses or Excess Utilities Payments, except, however, in the event that Landlord’s failure to provide such statement exceeds two hundred seventy (270) days after the Lease Year in question, Landlord’s right to collect such Excess Expenses and Excess Utilities Payments shall terminate at such time. If Tenant’s Proportionate Share of the actual Excess Expenses or Excess Utilities Payments for the previous Lease Year exceeds the total of the estimated monthly payments made by Tenant for such year, Tenant shall pay Landlord the amount of the deficiency within thirty (30) days of the receipt of the statement. If such total exceeds Tenant’s Proportionate Share of the actual Excess Expenses or Excess Utilities Payments for such Lease Year, then Landlord shall credit against Tenant’s next ensuing monthly installment(s) of Base Rent and Excess Expense and Excess Utilities Payments an amount equal to the difference until the credit is exhausted. If a credit is due from Landlord on the Expiration Date, Landlord shall pay Tenant the amount of the credit within thirty (30) days following the determination of such amount. The obligations of Tenant and Landlord to make payments required under this Section 7 shall survive the Expiration Date. Tenant’s Proportionate Share of Excess Expenses and Excess Utilities Payments in any Lease Year having less than three hundred sixty-five (365) days shall be appropriately prorated.

(iv)	For a period of nine (9) months after receipt of the Expense Statement, Tenant, or its representatives, shall be entitled, upon ten (10) days prior written notice and during normal business hours, at the office of the Building’s property manager or such other place as Landlord shall reasonably designate, to inspect, copy and examine those books and records of Landlord relating to the determination of Excess Expenses and Excess Utilities Payments for the immediately preceding Lease Year. Failure of Tenant to request such inspection within such nine (9) month period shall render such Expense Statement conclusive and binding on Tenant. Notwithstanding any contrary provision of this Lease, the Base Year Operating Expenses shall be subject to audit at any time, without the aforementioned nine-month limitation or any other time limitation. If, after inspection and examination of such books and records, Tenant disputes the amounts of the Excess Expenses or Excess Utilities Payments charged by Landlord, Tenant may, by written notice to Landlord, request an independent audit of such books and records. The independent audit of the books and records shall be conducted by a certified public accountant, an independent property management company, or other reputable professional with the requisite experience regarding operating expenses (each, a “Qualified Auditor”) reasonably acceptable to both Landlord and Tenant. If, within thirty (30) days after Landlord’s receipt of Tenant’s notice requesting an audit, Landlord and Tenant are unable to agree on the Qualified Auditor to conduct such audit, then the presiding judge of the superior court may designate a Qualified Auditor not then employed by Landlord or Tenant to conduct such audit. The audit shall be limited to the determination of the amount of Excess Expenses and Excess Utilities Payments for the subject Lease Year. If the audit discloses that the amount of Excess Expenses or Excess Utilities Payments billed to Tenant was incorrect, the appropriate party shall pay to the other party the deficiency or overpayment, as applicable. Tenant shall pay all costs and expenses of the audit unless the audit shows that Landlord overstated Excess Expenses or Excess Utilities Payments for the subject Lease Year by more than five percent (5.00%), in which case Landlord shall pay all costs and expenses of the audit. Tenant and the Qualified Auditor shall keep any information gained from such audit confidential and shall not disclose it to any other party (other than Tenant’s attorneys, accountants and other consultants and advisors), except as necessary to enforce the terms of this Lease. The exercise by Tenant of the audit rights hereunder shall not relieve Tenant of its obligation to timely pay all sums due hereunder, including, without limitation, the disputed Excess Expenses or Excess Utilities Payments.

(v)	Multiple Buildings in Project. If Operating Expenses attributable to the Project as a whole (and not solely the Lot and Building), such as for example, security costs and Project Common Area landscaping costs, will be allocated to the Building in the proportion that the rentable area of the Building bears in relation to the total rentable area of the Project (as such rentable area may vary from time to time) that benefits from such cost. In no event will any expense (such as repair or replacement of a building) attributable solely to another building or parcel of land in the Project be included in Operating Expenses.

(vi)	Payment in Installments. All assessments and premiums which are not specifically charged to Tenant because of what Tenant has done, which can be paid by Landlord in installments, shall be paid by Landlord in the maximum number of installments permitted by law and not included as Operating Expenses except in the year in which the assessment or premium installment is actually paid; provided, however, that if the prevailing practice in comparable buildings is to pay such assessments or premiums on an earlier basis, and Landlord pays on such basis, such assessments or premiums shall be included in Operating Expenses as paid by Landlord.

(vii)	Line Item Detail. Each time Landlord provides Tenant with an actual and/or estimated statement of Operating Expenses or Excess Utilities Payments, such statement shall be itemized on a line item by line item basis, showing the applicable expense for the applicable year and the year prior to the applicable year; such format and detail shall be reasonably consistent from year to year in order to facilitate Tenant’s review.

(viii)	Reduction Due to Vacancy. In the event Tenant ceases to occupy a contiguous portion of the Premises constituting a full floor on any floor of the Premises for a period of more than thirty (30) consecutive days, then upon Tenant giving Landlord written notice thereof, Tenant shall receive a credit against Tenant’s Proportionate Share of Operating Expenses equal to the charges, on a per square foot of rentable area basis, not used by Tenant as a result of such vacancy during the period of such vacancy, but only to the extent of the actual reduction in Operating Expenses experienced by Landlord.

(ix)	Payment of Taxes and Insurance Premiums. Tenant shall not be required to pay its Proportionate Share of Real Estate Taxes or insurance premiums on the basis of estimates or in monthly installments. Tenant shall only be required to pay such Proportionate Share of Real Estate Taxes or insurance premiums ten (10) days prior to the due date Landlord is required to pay such taxes or insurance premiums. Landlord shall bill Tenant for Tenant’s Proportionate Share of Real Estate Taxes thirty (30) days before Landlord is required to make payments of such taxes to the appropriate taxing authorities. Landlord shall bill Tenant for Tenant’s Proportionate Share of insurance premiums thirty (30) days before Landlord is required to make payment of such insurance premiums to the appropriate insurer(s).

(x)	Proposition 8. If Landlord receives a reduction in Real Estate Taxes attributable to the Base Year as a result of commonly called Proposition 8 application, then Real Estate Taxes for the Base Year and each Lease Year shall be calculated as if no Proposition 8 reduction in Real Estate Taxes were received.

(xi)	Service Agreements: If any portion of the Project is covered by a service agreement at any time during the Base Year and to the extent the Project is not covered by such service agreement during a subsequent Lease Year, Operating Expenses for the Base Year shall be deemed increased by such amount as Landlord would have incurred during the Base Year with respect to the items or matters covered by the subject or service agreement, had such service agreement not been in effect at the time during the Base Year.

(xii)	Management Agreement. In the event that the property management agreement in effect during the Base Year changes in any subsequent year, and a service that was previously performed pursuant to, and as part of, such property management agreement is thereafter excluded from the scope of such management agreement, then such cost shall either be excluded from Operating Expenses or the Base Year shall be grossed up to reflect such cost of such performance.

(5)

In addition to the Excess Expenses, Tenant shall pay Tenant’s Proportionate Share of any actual natural gas and electricity charges for the Building and Lot (but excluding any other portions of the Project) which in any Lease Year exceed the sum of Two Dollars ($2.00) per rentable square foot of the Building (the “Energy Expense Stop”) (such excess over the Energy Expense Stop is hereinafter referred to as the “Excess Utilities Payments”). Landlord may estimate such Excess Utilities Payments in the same manner as Excess Expenses are estimated and billed under Section 7(a)(4)(ii) above (provided, however, that Tenant shall have no obligation to pay such Excess Utilities Payments until Landlord has already paid an amount equal to the Energy Expense Stop for the Lease Year in question). In order to assure that Tenant gets the benefit of a full six (6) months without electrical or gas charges (as contemplated by Section 5(b) above), the natural gas and electricity charges for the first six (6) months of the Term shall be treated as being “zero”. In calculating Tenant’s responsibility for Excess Utilities Payments, there shall be excluded any charge for natural gas or electricity attributable to the use of the Building or Lot by other occupants beyond the Building Hours or at level of occupancy in excess of that of general office use.

8.	USE

Tenant shall use the Premises for the uses set forth in the Basic Lease Information, and shall not use the Premises for any other purposes. Tenant shall be solely responsible for obtaining any necessary governmental approvals of such use that is of a non-office nature. Tenant shall not do, bring, or keep anything in or about the Premises that will cause a cancellation of any insurance covering the Premises. If the rate of any insurance carried by Landlord is increased as a result of Tenant’s use for non-office purposes, Tenant shall pay to Landlord within thirty (30) days before the date Landlord is obligated to pay a premium on the insurance, or within thirty (30) days after Landlord delivers to Tenant a certified statement from Landlord’s insurance carrier stating that the rate increase was caused solely by an activity of Tenant on the Premises as permitted in this Lease, whichever date is later, a sum equal to the difference between the original premium and the increased premium. Landlord reserves the right to prescribe the weight and position of all safes, fixtures and heavy installations that Tenant desires to place in the Premises so as to distribute properly the weight, or to require plans prepared by a qualified structural engineer for such heavy objects, which shall be prepared at Tenant’s sole cost and expense.

9.	COMPLIANCE WITH THE LAW

(a) Tenant shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, zoning restriction, ordinance or governmental law or rule, regulation, or requirement of any duly constituted public authorities now in force or which may hereafter be enacted or promulgated, or subject Landlord to any liability for injury to any person or property by reason of any business operation being conducted in or about the Premises. Subject to Section 9(b) below, to the extent required due to Tenant’s specific use of the Premises, alterations of the Premises, or as a result of Tenant’s application for permits or authorizations, as opposed to compliance required by office tenants in general. Tenant shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances, and governmental rules, regulations, including, but not limited to, the Americans with Disabilities Act (“ADA”) of 1990 (42 U.S.C. § 12101 et seq.), any amendment thereto or regulations promulgated thereunder, or state or local ordinances or codes enacted pursuant thereto; or requirements of any board or fire insurance underwriters or other similar bodies, now or hereafter constituted, relating to or affecting the condition, use, or occupancy of the Premises by Tenant, excluding structural changes not related to or affected by Tenant’s improvements or acts. The final judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any law, statute, ordinance, or governmental rule, regulation, or requirement, shall be conclusive of that fact as between Landlord and Tenant.

(b) Landlord represents and warrants that the Building, Premises and Project Common Area, as of the Commencement Date to the extent such were constructed by or caused to be constructed by Landlord, are in compliance with all laws, statutes, ordinances and governmental rules, regulations including, but not limited to ADA, and all laws governing hazardous materials or hazardous substances, air quality and other environmental regulations. The foregoing representation and warranty of Landlord does not (i) include any improvements constructed or caused to be constructed by any other tenant of the Project and/or Tenant, and/or (ii) affect the Tenant’s obligations pursuant to Section 9(a) above and/or (iii) apply to any non-office use to which Tenant will put the Premises. In the event Landlord’s representation or warranty in this section is finally determined to be incorrect, as Tenant’s sole remedy, Landlord shall be responsible for promptly taking actions to cause such compliance, at Landlord’s sole cost and expense.

10.	ALTERATIONS AND ADDITIONS

(a) Tenant shall not make or suffer to be made any non-structural alterations, additions, or improvements (collectively, “Alterations”) to or of the Premises, or any part thereof, without first obtaining the written consent of Landlord, which shall not be unreasonably withheld or delayed; provided, however, if the Alterations would adversely affect the structure or safety of the Building or its electrical, plumbing, HVAC, mechanical or safety systems, or if such Alterations would create an obligation on Landlord’s part to make modifications to the Building, and Tenant is not willing to pay the cost necessary to remediate such problems, Landlord may withhold its consent in its sole and absolute discretion. Notwithstanding the foregoing, without the prior consent of Landlord, but with the prior notice to Landlord, Tenant shall be entitled to make Alterations within the Premises, provided that (i) the cost of construction such Alterations does not exceed One Hundred Thousand and No/l00ths Dollars ($100,000.00) per project, and (ii) does not affect the plumbing, electrical, structural or mechanical systems of the Building, and (iii) Tenant otherwise complies with the provisions of this Section. In no event shall carpeting, painting or other work of a similar decorative nature (and which does not require a building permit) require the consent of, or notice to, the Landlord. All Alterations shall comply with all applicable laws, statutes and ordinances, which include, but are not limited to ADA. Any Alterations to or of said Premises, including, but not limited to, wall covering, paneling, and built-in cabinet work, but excepting movable furniture and trade fixtures, shall on the expiration of the Term become a part of the realty and belong to Landlord, and shall be surrendered with the Premises. However, Landlord shall provide written notice to Tenant (concurrently with Landlord’s approval of such Alteration) whether Tenant will be required to remove such Alteration. If Landlord so states in such written notice, Tenant, at its own cost shall remove such Alteration upon the expiration of the Term. Upon Landlord’s approval of the requested Alterations, Tenant shall secure all necessary permits, if applicable. Before Landlord’s consent to such Alterations, Tenant shall submit detailed specifications, floor plans and necessary permits (if applicable) to Landlord for review. In no event shall any Alterations affect the structure of the Building or its facade. As a condition to its consent, Landlord may request adequate assurance that all contractors who will perform such work have in force workman’s compensation and such other employee and public liability insurance as Landlord deems reasonably necessary. In the event Landlord consents to the making of any Alterations to the Premises by Tenant, the same shall be made by Tenant at Tenant’s sole cost and expense, completed to the reasonable satisfaction of Landlord, and the contractor or person selected by Tenant to make the same must first be approved in writing by Landlord which approval shall not be unreasonably withheld or delayed. If Tenant makes any Alterations to the Premises as provided in this Section, the Alterations shall not be commenced until ten (10) business days after Landlord has received notice from Tenant stating the date the installation of the Alterations is to commence so that Landlord can post and record an appropriate notice of non-responsibility. Tenant shall reimburse Landlord for any reasonable out-of-pocket expenses incurred by Landlord in connection with the Alterations made by Tenant, including any reasonable fees charged by Landlord’s contractors or consultants to review plans and specifications prepared by Tenant, and the cost of updating the existing as-built plans of the Building to reflect the Alterations, not to exceed One Thousand and No/100ths Dollars ($1,000.00) in total per Alteration; Landlord must, at the time that Landlord consents to the Alteration, have provided Tenant with a binding estimate of such costs. Tenant shall indemnify, defend and hold the Landlord, the Building and the Premises free and harmless from any liability, loss, damage, cost, attorneys’ fees and other expenses incurred on account of such construction, or claims by any person performing work or furnishing materials or supplies for Tenant or any persons claiming under Tenant.

(b) Landlord agrees that, subject to Tenant’s compliance with Section 10(a) above, Tenant shall be entitled to install a satellite/microwave dish upon the roof of the Building in a location reasonably acceptable to Landlord and Tenant; no rent or license fee shall be charged. Tenant acknowledges that view aesthetics of the Building shall be considered in the placement of such dish. Tenant shall be responsible for the maintenance and repair of such dish and shall remove, at Tenant’s cost, such dish from the roof of the Building upon the expiration or earlier termination of this Lease and shall repair any damage caused thereby and reseal any roof penetrations.

11.	REPAIRS AND MAINTENANCE:

(a) By taking possession of the Premises, Tenant shall be deemed to have accepted the Premises as being in good and sanitary order, condition and repair, excepting the Punch List Items and latent defects in the construction done by Landlord, its agents, employees, contractors, and subcontractors. Except as provided in Section 11(c) (pursuant to which Landlord is to undertake various repair and maintenance), Tenant shall, at Tenant’s sole cost and expense, maintain the Premises, in clean and good condition and repair, ordinary wear and tear and casualty excepted. Without limiting the generality of the foregoing, Tenant shall be solely responsible for maintaining and repairing all fixtures, non-building standard electrical lighting (if identified as being non-building standard at the time that Landlord approves the Plans under the Lease Improvement Agreement), ceilings and floor coverings, doors, and interior walls within the Premises to the extent the foregoing are nonstructural elements of the Building, using the same quality of materials as used in the original construction. In addition, Tenant shall be responsible for all repairs made necessary by Tenant or Tenant’s invitees. Landlord acknowledges that Tenant shall have no obligation to repair or maintain any areas of the Project outside of the Premises, unless such repair or maintenance is required due to acts of Tenant, its agents, employees, contractors and subcontractors and the cost thereof is not covered by insurance carried by Landlord or required to be carried by Landlord under this Lease. Excepting maintenance, repairs or replacements required due to the negligence or willful misconduct of Landlord, its agents, employees, contractors and subcontractors, Tenant acknowledges that Landlord shall have no obligation to maintain, repair or replace any telecommunications or computer cabling or wiring which is located in the Premises or which exclusively serves the Premises (collectively, “Cabling”), except in the event that such would be required due to Landlord’s negligent acts or omissions. Tenant shall, at Tenant’s expense, contract with Pacific Bell or another reputable contractor to maintain the Cabling. Landlord shall have no obligation to alter, remodel, improve, repair, decorate or paint the Premises except as specifically set forth in this Lease. Under no circumstances shall Tenant make any repairs to the Building or to the mechanical, electrical or heating, ventilating or air conditioning systems of the Premises or the Building, unless such repairs are previously approved in writing by Landlord. Tenant waives the provisions of Sections 1931(1), 1941 and 1942 of the California Civil Code, and any similar or successor law regarding Tenant’s right to make repairs and deduct expenses of such repairs from the Rent due under this Lease, subject, however, to the terms of Section 11(d) below. In no event shall Tenant be responsible for repairs or replacements necessitated by ordinary wear and tear, damage by third party casualty or damage caused by Landlord or others for which Tenant is not responsible, nor shall Tenant be responsible for the correction or repair of any latent defect in the Premises, or any condition, dilapidation or defect of which Landlord has actual knowledge prior to the Commencement Date.

(b) Landlord shall operate the Building (and provide maintenance, repairs and replacements pursuant to Section 11(c) below) to a standard or quality consistent with that of other first-class projects in the immediate geographical area and shall (i) provide janitorial service to the Premises on a five (5)-day-a-week basis (excepting holidays described in the Basic Lease Information), consistent with the janitorial specification attached hereto as Exhibit E, (ii) provide nonexclusive, non-attended automatic passenger elevator service at all times, (iii) replace Building standard lamps, starters and ballasts (all nonstandard lighting within the Premises shall be the responsibility of Tenant).

(c) Landlord shall be responsible for maintaining and repairing all structural portions and latent defects of the Building, at Landlord’s sole expense (and not as part of Operating Expenses), and shall maintain the roof, side walls, and foundations of the Building in good, clean and safe condition and repair. Landlord shall be entitled to approve, in its sole discretion, the sealing of any roof penetrations caused by Tenant Improvements. Landlord shall also maintain all landscaping, driveways, parking lots, fences, signs, sidewalks and the Project Common Areas. Landlord shall be responsible for maintenance and repair of all washrooms, mechanical, electrical and common area telephone closets, windows, plate glass, exterior doors, plumbing, heating, electrical, air conditioning and ventilation and life safety systems, and elevators. Except as otherwise provided in this Lease, Landlord shall have no liability to Tenant, nor shall Tenant’s obligations under this Lease be reduced or abated in any manner whatsoever by reason of any inconvenience, annoyance, interruption or injury to business arising from Landlord making any repairs or changes which Landlord is required or permitted by this Lease or required by law to make in or to any portion of the Building or the Premises. Landlord shall use reasonable efforts to minimize any interference with Tenant’s business at the Premises. If Tenant fails to maintain the Premises as required in Section 11(a), Landlord may give Tenant thirty (30) days’ written notice to do such acts as are reasonably required to so maintain the Premises. If Tenant fails to promptly commence such work within such time period and diligently prosecute it to completion, then Landlord shall have the right to do such acts and expend such funds at the expense of Tenant as are reasonably required to perform such work. Any amount so expended by Landlord shall be paid by Tenant promptly after demand with interest at the Prime Rate plus two percent (2%) per annum, from the date of such work, but not to exceed the maximum amount then allowed by law. Landlord shall have no liability to Tenant for any damage, inconvenience, or interference with the use of the Premises by Tenant as the result of performing any such work. For the purpose of this Lease, the “Prime Rate” shall mean the rate, or base rate, reported in the Money Rates column or section of The Wall Street Journal as being the base rate on corporate loans at large U.S. money center commercial banks (whether or not such rate has actually been charged by any such bank) on the first date on which The Wall Street Journal is published in the month preceding the month in which the subject costs are incurred.

(d) If Landlord fails to provide repairs or maintenance as required under this Lease, and such failure interferes with Tenant’s use of the Premises, and Tenant has notified Landlord of the necessity of such repairs or maintenance in writing, then Tenant may perform such repairs or maintenance at Landlord’s cost by taking whatever action is reasonably necessary to do so, provided:

(1) Tenant gives Landlord (and any mortgagee whose address has been provided to Tenant) notice of Tenant’s intent to take such action at least ten (10) business days prior to taking any such action, Landlord further fails or refuses to commence repairs within three (3) business days after a second written notice to Landlord and such mortgagee (which notice cannot be effective until the lapse of the aforementioned ten (10) business day period) (if the nature of the required repair is such that Landlord’s failure to act is reasonably likely to result in injury to Tenant’s employees or visitors, or damage to Tenant’s personal property, the aforementioned notice period shall be one (1) business day, and there shall be no requirement that Tenant notify Landlord’s mortgagee);

(2) If such repairs or maintenance will affect the Building’s electrical or mechanical systems, or the structural integrity of the Building, Tenant shall use only those contractors used by Landlord in the Building that work on the Building’s systems, equipment or structure (unless such contractors are unwilling or unable to perform such work, or the urgent nature of the required repair makes using those contractors impractical, in which events Tenant may utilize the services of any other qualified contractor approved by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed).

If Landlord does not deliver a detailed written reasonable objection to Tenant within thirty (30) days after receipt of any invoice from Tenant of the reasonable costs and expenses incurred by Tenant in so repairing or maintaining (such invoice to contain a reasonably particularized breakdown of the costs and expenses incurred by Tenant in connection therewith) then Tenant shall be entitled to deduct from Rent next due the amount set forth in such invoice (to the extent not previously paid by Landlord).

12.	WASTE

Tenant shall not use the Premises in any manner that will constitute waste, nuisance, or unreasonable annoyance (which includes excessive noise and/or vibration) to owners or occupants of adjacent properties or to other tenants of the Building.

13.	LIENS

Tenant shall keep the Premises and the Project free from any liens arising out of any work performed, materials furnished, or obligations incurred by Tenant. Landlord may, at its election, and upon ten (10) days’ notice to Tenant, remove any liens, in which case Tenant shall pay to Landlord the cost of removing the lien, including reasonable attorneys’ fees. Landlord shall have the right at all times to post on the Premises any notices permitted or required by law for the protection of Landlord, the Premises, the Building or the Project from mechanics’ and materialmen’s liens. To the extent a lien arises out of any work performed, materials furnished, or obligations incurred by Tenant, Tenant shall have thirty (30) days to remove such lien, or provide a bond to Landlord in an amount sufficient to satisfy the lien.

14.	UTILITIES AND SERVICES

(a) Landlord agrees to furnish to the Premises during the Business Hours (and during non-Business Hours, subject to the terms of this Section 14), subject to the conditions and in accordance with the standards set forth in this Lease, adequate quantities of electric current for normal lighting and fractional horsepower office machines, water for lavatory and drinking purposes (hot and cold), heat and air conditioning required in the comfortable use and occupation of the Premises, and elevator service by non-attended automatic elevators. Tenant acknowledges and agrees that Landlord may impose a reasonable charge for the use of any additional or unusual janitorial services required by Tenant’s carelessness or the nature of Tenant’s business that is inconsistent with the Use permitted under this Lease. Landlord shall not be obligated to service, maintain, repair or replace any system or improvement in the Premises that has not been installed by Landlord at Landlord’s expense, or which is a specialized improvement requiring additional or extraordinary maintenance or repair (by way of example only, if the standard premises in the Building contain fluorescent light fixtures, Landlord’s obligation shall be limited to the replacement of fluorescent light tubes, irrespective of any incandescent fixtures that may have been installed in the Premises at Tenant’s expense). Landlord shall not be liable for, and (except as provided in Section 14(b) below) Tenant shall not be entitled to any abatement or reduction of rent by reason of Landlord’s failure to furnish any of the foregoing when such failure is caused by accident, breakage, repairs, strikes, lockouts or other labor disturbances or labor disputes of any character or for any other causes; provided, however, Landlord shall use its reasonable efforts to cause such services to be restored as soon as possible. Tenant hereby waives the provisions of California Civil Code Section 1932(1) or any other applicable existing or future law, ordinance or governmental regulation permitting the termination of this Lease due to the interruption or failure of any services to be provided under this Lease.

(b) If there shall be an interruption, curtailment or suspension of the Building’s elevator, electricity or HVAC service or water supply (and no reasonably equivalent alternative service or supply is provided by Landlord) (each, a “Service Interruption”), and if (i) such Service Interruption shall not have been caused, in whole or in part, by an act or omission or negligence of Tenant, or of Tenant’s agents, employees or contractors, (ii) such Service Interruption does not arise as a result of a matter, event or condition affecting the general area in which the Building is located, such as rolling electrical blackouts, (iii) such Service Interruption shall have been caused, in whole or in part, by an act or omission or negligence of Landlord, or of Landlord’s agents, employees or contractors, and (iv) Landlord shall have failed to cure such Service Interruption within five (5) business days after the occurrence thereof, Rent hereunder shall thereafter be abated in the same proportion as the portion of the Premises affected by the Service Interruption bears to the entire Premises from the end of such five (5) business day period until such time as such services or utilities are restored or Tenant begins using the Premises (or affected portion thereof) again, whichever shall first occur.

(c) Tenant acknowledges and agrees that Tenant’s use of the Premises during non-Business Hours imposes additional burden on the Project’s janitorial services, fluorescent light tubes, HVAC, and the Project Common Areas. Accordingly, non-Business Hours use of services will be made available to Tenant through an access or override switch accessible to Tenant from the Premises and will be billed as an after hours rent assessment (the “After Hours Charge”). After hours use will be metered and the After Hours Charge will be payable by Tenant to Landlord upon demand. The After Hours Charge is estimated to be $3.50 per hour and subject to change due to increases in maintenance costs. The After Hours Charge shall be limited to amount of the reasonable out-of-pocket costs that Landlord can substantiate that Landlord has incurred as a direct result of Tenant’s use of the Premises in excess of the Business Hours, and shall not include any costs of electricity or natural gas (except that, during the six month “free rent” period under Section 5(b) above, the After-Hours Charge shall include electrical costs, and during such six month period the After Hours Charge shall, the Landlord currently estimates, be $20.00 per hour, for each HVAC unit used). Tenant shall be entitled to access to the Premises, Building and Project Common Areas, twenty-four (24) hours a day, three hundred sixty-five (365) days a calendar year.

(d) Except as otherwise provided in the Lease Improvement Agreement, Tenant shall not, without the prior consent of Landlord, connect to the utility systems of the Building any apparatus, machinery or other equipment except typical office machines and devices such as electric typewriters, word processors, mini and micro computers and office-size photocopiers. Nor shall Tenant, without the prior written consent of Landlord, connect to any electrical circuit in the Premises any apparatus or equipment with power requirements that exceed the designed electrical capacity of the Premises as described in the Lease Improvement Agreement; Landlord agrees, that in all events Tenant shall have the use of not fewer than six (6) watts of electricity per rentable square foot in the Premises for Tenant’s equipment, at no additional charge. Tenant shall pay the cost of all utilities and services supplied to Tenant in connection with Tenant’s use of additional office equipment approved by Landlord hereunder. Notwithstanding Landlord’s consent to such excess loading of circuits, Tenant shall pay the cost of any additional or above-standard capacity electrical circuits necessitated by such excess loading circuits and the installation thereof.

(e) All sums payable hereunder by Tenant for additional services or for excess utility usage shall be payable within thirty (30) days after written request from Landlord, including reasonable supporting documentation, except that Landlord may require Tenant to pay monthly for the estimated cost of Tenant’s excess utility usage if such usage occurs on a regular basis, and such estimated amounts shall be payable in advance on the first day of each month.

(f) [Intentionally omitted]

(g) Tenant may elect to hire its own cleaning and janitorial service, upon not less than thirty (30) days notice to Landlord. If Tenant makes such an election, Tenant shall receive a reduction in Base Rent equal to the cost that Landlord actually incurred in the Base Year in providing such janitorial service.

(h) Landlord shall provide commercially reasonable levels of security service for the Project, the cost of which shall be included in Operating Expenses.

(i) Landlord shall cause the Building’s windows to be washed, inside and out, as often as commercially reasonable, but in all events no less frequently than twice per calendar year; the cost of such window washing shall be included in Operating Expenses.

15.	ASSIGNMENT AND SUBLETTING

(a) Tenant shall not, without the prior written consent of Landlord, which shall not be unreasonably withheld or delayed as provided in this Section 15: (a) assign, mortgage, pledge, encumber or otherwise transfer this Lease, the term or estate hereby granted, or any interest hereunder; (b) permit the Premises or any part thereof to be utilized by anyone other than Tenant (whether as concessionaire, franchisee, licensee, permittee or otherwise); or (c) except as hereinafter provided, sublet or offer or advertise for subletting the Premises or any part thereof. Any assignment, mortgage, pledge, encumbrance, transfer or sublease without Landlord’s consent shall be voidable and, at Landlord’s election, shall constitute a default.

Notwithstanding the foregoing and Subsections (b) and (c) below, Tenant may assign this Lease or sublet the Premises or a portion thereof, without Landlord’s consent, but with prior written notice, to any corporation, partnership, individual or other entity which controls, is controlled by or is under common control with Tenant; or to any corporation, partnership, individual or other entity, resulting from the merger or consolidation with Tenant; or to any person or entity which acquires all of the assets of Tenant’s business going concern, provided that (i) the assignee or subtenant assumes, in full, the obligations of Tenant under this Lease (or, in the case of a sublease, the non-monetary obligations relevant to the portion of the Premises being subleased), (ii) Tenant remains fully liable under this Lease, (iii) the use of the Lease by such transferee conforms with the requirements of this Lease, and (iv) if Tenant is no longer a viable operating business, the proposed transferee shall have a net worth which is comparable to that of Tenant as of the Lease Date. Provided that Tenant is a corporation, and (i) the stock of Tenant is traded on a national exchange, the transfer of stock in Tenant shall not be considered an assignment, sublease or transfer under the Lease, or (ii) the stock of Tenant is not traded on a national exchange, the collective transfer of fifty percent (50.00%) or less of such stock shall not be considered an assignment, sublease or transfer under this Lease.

(b) If at any time or from time to time during the Term of this Lease, Tenant desires to assign this Lease with respect to, or to sublet, all or any part of the Premises, then at least twenty (20) days prior to the date when Tenant desires the assignment or subletting to be effective (the “Transfer Date”), Tenant shall give Landlord a notice (the “Transfer Notice”) which shall set forth the name, address and business of the proposed assignee or subtenant, information (including financial statements and references) concerning the character of the proposed assignee or subtenant, in the case of a proposed sublease, a detailed description of the space proposed to be sublet, which must be a single, self-contained unit (the “Space”), any rights of the proposed assignee or subtenant to use Tenant’s improvements and the like, the Transfer Date, and the fixed rent and/or other consideration and all other material terms and conditions of the proposed assignment or subletting, all in such detail as Landlord may reasonably require, if Landlord promptly (not later than ten (10) business days after receipt of the Transfer Notice) requests additional detail, the Transfer Notice shall not be deemed to have been received until Landlord receives such additional detail. If this Lease or any interest in this Lease is sold, assigned or transferred by Tenant, or Tenant subleases any part of the Premises, without Landlord’s consent, Landlord may, cumulative of any other right or remedy available to Landlord, elect to terminate this Lease (as it affects the portion of the Premises sought to be sublet or assigned) as of the effective date of the proposed transfer. Landlord’s acceptance of any name for listing on the Building directory will not be deemed, not will it substitute for, Landlord’s consent, as required by this Lease, to any sublease, assignment or other occupancy of the Premises.

(c) Landlord shall be permitted to consider any reasonable factor in determining whether or not to withhold its consent to a proposed assignment or sublease and Landlord shall make such determination within twenty (20) days following Landlord’s receipt of the Transfer Notice. The failure of Landlord to deliver written notice of such determination within such time period shall be deemed Landlord’s disapproval thereof. Without limiting the other instances in which it may be reasonable for Landlord to withhold its consent to an assignment or sublease, it shall be reasonable for Landlord to withhold its consent if Landlord establishes that any of the following conditions are not satisfied:

(1) The proposed use by the transferee shall (i) comply with Tenant’s permitted use, (ii) not materially increase the likelihood of damage or destruction, (iii) not materially increase the density of occupancy of the Premises or increase the amount of pedestrian and other traffic through the Building beyond the limits for which the Building was designed, (iv) not be likely to cause an increase in insurance premiums for insurance policies applicable to the Building, unless paid for by Tenant or the transferee, (v) not require new tenant improvements incompatible with then-existing Building systems and components, unless paid for by Tenant or the transferee, (vi) unless paid by Tenant or the transferee, not require Landlord to make material modifications to the Building outside of the Premises (in order, for example, to comply with laws such as the ADA), and (viii) not otherwise have or cause a material adverse impact on the Premises, the Building, the Project, or Landlord’s interest therein

(2) The proposed transferee shall not be a foreign government entity,

(3) Any ground lessor or mortgagee whose consent to such transfer is required fails to consent thereto, notwithstanding Landlord’s good faith and diligent efforts to obtain such consent.

(d) Provided Landlord has consented to such assignment or subletting, Tenant shall be entitled to enter into such assignment or sublease with the third party identified in the Transfer Notice subject to the following conditions:

(1) At the time of the transfer, no event of monetary default or monetary material default under this Lease (following the giving of notice and passage of the applicable cure period under Section 24) shall have occurred and be continuing;

(2) The assignment or sublease shall be on the same terms substantially set forth in the Transfer Notice given to Landlord;

(3) No assignment or sublease shall be valid and no assignee or sublessee shall take possession until an executed counterpart of the assignment or sublease has been delivered to Landlord;

(4) No assignee or sublessee shall have a right further to assign or sublet without Landlord’s consent thereto in each instance, which consent in the case of a future assignment should not be unreasonably withheld or delayed;

(5) Any assignee shall have assumed in writing the obligations of Tenant under this Lease;

(6) Any subtenant shall have agreed in writing to comply with all applicable terms and conditions of this Lease with respect to the Space;

(7) In the event Tenant sublets the entire Premises or any part thereof, and where the Landlord’s consent is otherwise required, Tenant shall deliver to Landlord fifty percent (50.00%) of any excess rent within thirty (30) days of Tenant’s receipt thereof pursuant to such subletting. As used herein, “excess rent” shall mean any sums or economic consideration per square foot of the Premises received by Tenant pursuant to such subletting in excess of the amount of the rent per square foot of the Premises payable by Tenant under this Lease applicable to the part or parts of the Premises so sublet; provided, however, that no excess payment shall be payable until Tenant shall have recovered therefrom all of the costs incurred by Tenant for brokerage commissions, tenant improvement work approved by Landlord, reasonable rent concessions, reasonable attorneys fees, and reasonable marketing fees, in conjunction with such sublease; and

(8) In the event Tenant assigns this Lease, and where the Landlord’s consent is otherwise required, Tenant shall deliver to Landlord fifty percent (50.00%) of any excess payment within thirty (30) days of Tenant’s receipt thereof pursuant to such assignment. As used herein, “excess payment” shall mean the amount of payment received for such assignment of this Lease in excess of the rent payable by Tenant under this Lease; provided, however, that no excess payment shall be payable until Tenant shall have recovered therefrom all of the costs incurred by Tenant for brokerage commissions, tenant improvement work approved by Landlord, rent concessions, reasonable attorneys fees, and reasonable marketing fees, in conjunction with such assignment.

(e) No subletting or assignment shall release Tenant of Tenant’s obligations under this Lease or alter the liability of Tenant to pay the rent and to perform all other obligations to be performed by Tenant hereunder. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by an assignee or subtenant of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee, subtenant or successor. Landlord may consent to subsequent assignments of the Lease or sublettings or amendments or modifications to the Lease with assignees of Tenant, after notifying Tenant, or any successor of Tenant, and after obtaining its or their consent thereto and any such actions shall not relieve Tenant of liability under this Lease.

(f) If Tenant assigns the Lease or sublets the Premises or requests the consent of Landlord to any assignment or subletting, then Tenant shall, upon demand, pay Landlord an administrative fee not to exceed Five Hundred and No/100ths Dollars ($500.00).

(g) Tenant may require, as part of its Transfer Notice, that a transferee receive a recognition agreement (the “Recognition Agreement”) from Landlord which provides that in the event this Lease is terminated, Landlord shall recognize the transferee (and such transferee shall be bound to and recognize Landlord), provided that Landlord shall only execute a Recognition Agreement with such transferee, under the following conditions (which conditions must be reflected in the Recognition Agreement): (i) such transfer is made upon the same terms and conditions set forth in this Lease, subject to equitable modifications based on the number of rentable square feet contained in the Space; provided, however, the economic terms of such transfer may be more favorable to Landlord than those set forth in this Lease, (ii) the Space contains only full floors in the Building, (iii) all Space is contiguous, (iv) the transferee is, as of the date this Lease is terminated, a party of reasonable financial worth and/or financial stability in light of the responsibilities involved under the subject transfer (it being agreed that it would be reasonable for Landlord to deny a Recognition Agreement to any transferee whose net worth is less than the product of $20,000,000 times the number of floors the transferee is leasing, but such specific minimum net worth requirement shall not, however, be imposed on transferees not requesting a Recognition Agreement), (v) Landlord shall not be liable for any act or omission of Tenant, (vi) Landlord shall not be subject to any offsets or defenses which the transferee might have as to Tenant or to any claims for damages against Tenant, (vii) Landlord shall not be required or obligated to credit the transferee with any rent or additional rent paid by the transferee to Tenant, (viii) Landlord shall not be bound by any terms or conditions of the transfer which are inconsistent with the terms and conditions of this Lease, (ix) Landlord shall be responsible for performance of only those covenants and obligations of Tenant pursuant to the transfer accruing after the termination of this Lease, (x) the transferee shall make full and complete attornment to Landlord, as lessor, pursuant to a written agreement executed by Landlord and the transferee, so as to establish direct privity of contract between Landlord and the transferee with the same force and effect as though the transfer was originally made directly between Landlord and the transferee, (xi) the transferee benefiting from the Recognition Agreement must agree to sign a commercially reasonable subordination, non-disturbance and attornment agreement (“SNDA”) in favor of any Superior Lienor (as defined in Section 31(d) below), which SNDA shall require the transferee to be bound to recognize the Superior Lienor and any successor thereto, and (xii) Tenant shall remain fully liable under this Lease, as provided in Sections 15(a)(ii) and 15(e) above.

Upon Landlord’s written request given any time after the termination of this Lease, the transferee shall execute a lease for the space subject to the applicable transfer upon the same terms and conditions as set forth in the Recognition Agreement. Tenant agrees that Landlord may consider, in exercising its reasonable discretion under Section 15(a) above whether or not to consent to a given transfer, the Tenant’s request for a Recognition Agreement under this Section 15(g). If it is reasonable do so, Landlord may reject the transfer on the grounds that the proposed transferee does not have sufficient creditworthiness to be entitled to a Recognition Agreement, in which event Tenant shall have the right to amend its Transfer Notice to delete the request for a Recognition Agreement.

(h) Notwithstanding anything to the contrary in this Lease, Tenant shall not be deemed to have waived any of its rights under California Civil Code Section 1995.310.

(i) Tenant may allow any person or company which is a client or customer of Tenant or which is providing service to Tenant or one of Tenant’s clients to occupy certain portions of the Premises (not to exceed, at any one time, a total of 20,000 rentable square feet), without such occupancy being deemed an assignment or subleasing as long as no new demising walls are constructed to accomplish such occupancy and as long as such relationship was not created as a subterfuge to avoid the obligations set forth in this Section 15.

16.	INDEMNITY

(a) Subject to the provisions of Section 18(e) below and to the extent not funded and paid to Landlord by any insurance maintained by Tenant, Tenant shall indemnify, defend and hold harmless Landlord against and from any and all claims, damages, liabilities, and expenses (including reasonable attorneys’ fees) to the extent arising from Tenant’s use of the Premises for the conduct of its business or from any activity, work or other thing done, permitted or suffered by the Tenant in or about the Building, and shall further indemnify, defend and hold harmless Landlord against and from any and all claims to the extent arising from any breach or default in the performance of any obligation on Tenant’s part to be performed under the terms of this Lease, or from any act or negligence of the Tenant, or any officer, agent, employee, guest or invitee of Tenant, and from all and against all reasonable cost, attorney’s fees, expenses and liabilities incurred in or about any such claim or any action or proceeding brought thereon, and, if any case, action or proceeding be brought against Landlord by reason of any such claim, Tenant upon notice from Landlord shall defend the same at Tenant’s expense by counsel selected by Tenant and approved in writing by Landlord such approval not to be unreasonably withheld or delayed. Notwithstanding the preceding sentence, such indemnification by Tenant and such assumption and waiver of claims shall not include damage or injury to the extent caused by the negligence or willful misconduct of Landlord, its agents, employees or contractors or which is covered by insurance carried by Landlord or required to be carried by Landlord under this Lease. Subject to Section 18(e) below and to the extent not funded and paid to Tenant by any insurance maintained by Landlord or Tenant, Landlord shall indemnify, defend and hold harmless Tenant against and from any and all claims, damages, liabilities, and expenses (including reasonable attorneys’ fees) to the extent arising from any breach or default in the performance of any obligation on Landlord’s part to be performed under the terms of this Lease, or from any act or negligence of Landlord, or any officer, agent, employee, guest or invitee of Landlord, and from and against all reasonable costs, attorneys’ fees, expenses and liabilities incurred in or about any such claim or any action or proceeding brought thereon, and, if any case, action or proceeding be brought against Tenant by reason of any such claim, Landlord upon notice from Tenant, shall defend same at Landlord’s expense by counsel selected by Landlord and approved in writing by Tenant, such approval not to be unreasonably withheld or delayed. Notwithstanding any other provision of this Lease to the contrary, Landlord shall not be responsible for any damages relating to Tenant’s loss of business resulting from an event requiring indemnification pursuant to this Section.

(b) Neither Landlord nor any of its Affiliates shall be liable for and there shall be no abatement of rent for (i) any damage to Tenant’s property stored with Affiliates of Landlord, (ii) loss of or damage to any property by theft or any other wrongful or illegal act, or (iii) any injury or damage to persons or property resulting from fire, explosion, wind, earthquake, falling plaster, steam, gas, electricity, flood, water or rain which may leak from any part of the Building or the Project or from the pipes, appliances, appurtenances or plumbing works therein or from the roof, street or sub-surface or from any other place or resulting from dampness or any other cause whatsoever or from the acts or omissions of other tenants, occupants or other visitors to the Building or the Project or from any other cause whatsoever, or (iv) any diminution or shutting off of light, air or view by any structure which may be erected on lands adjacent to the Building, whether within or outside of the Property. Tenant and Landlord agree that in no case shall the other ever be responsible or liable on any theory for any injury to such other party’s business, loss of profits, loss of income or any other form of consequential damage. Tenant shall give prompt notice to Landlord in the event of (a) the occurrence of a fire or accident in the Premises or in the Building, or (b) the discovery of any defect therein or in the fixtures or equipment thereof.

17.	DAMAGE TO PREMISES OR BUILDING

All injury to the Premises or the Building caused by moving the property of Tenant or its employees, agents, guests or invitees into, in or out of the Building and all breakage done by Tenant or the agents, servants, employees, and visitors of Tenant shall be repaired as determined by the Landlord at the expense of the Tenant (except to the extent paid by insurance carried by, or required to be carried by Landlord).

18.	TENANT’S INSURANCE

(a) All insurance required to be carried by Tenant hereunder shall be issued by responsible insurance companies which are rated by Best Insurance Reports as A-VI1 or better and reasonably acceptable to Landlord and Landlord’s lender and licensed or authorized to do business in the State of California. Each policy shall include Landlord, and at Landlord’s request any mortgagee of Landlord, as an additional insured (but only as to the liability policy carried by Tenant), as their respective interests may appear. Each policy shall contain (i) a separation of insureds condition, (ii) a provision that such policy and the coverage evidenced thereby shall, as to any loss resulting from Tenant’s negligent acts, be primary and non-contributing with respect to any policies carried by Landlord and that any coverage carried by Landlord shall be excess insurance for Landlord’s interest only, and (iii) a waiver by the insurer of any right of subrogation against Landlord, its agents, employees and representatives, which arises or might arise by reason of any payment under such policy or by reason of any act or omission of Landlord, its agents, employees or representatives (but only as to the property policy). A copy of each certificate of the insurer evidencing the existence and amount of each insurance policy required hereunder shall be delivered to Landlord before the date Tenant is given possession of the Premises, and annually thereafter, within thirty (30) days after any demand by Landlord therefor. No such policy shall be cancelable, materially changed or reduced in coverage except after endeavoring to provide thirty (30) days’ written notice to Landlord (and not less than ten (10) days, in the case of nonpayment of premiums). Tenant agrees that if Tenant does not take out and maintain such insurance following a written notice from Landlord and passage of the applicable cure period under Section 24, Landlord may (but shall not be required to) procure said insurance on Tenant’s behalf and charge the Tenant the premiums, which shall be payable upon demand. Tenant shall have the right to provide such insurance coverage pursuant to blanket policies obtained by the Tenant, provided such blanket policies expressly afford coverage to the Premises, Landlord, Landlord’s mortgagee and Tenant as required by this Lease.

(b) Beginning on the date Tenant is given access to the Premises for any purpose and continuing until expiration of the term of this Lease, Tenant shall procure, pay for and maintain in effect policies of property insurance covering (i) any alterations, additions or improvements as may be made and funded by Tenant pursuant to the provisions of Section 10 hereof, and (ii) trade fixtures, merchandise and other personal property from time to time, in, on or about the Premises, in an amount not less than one hundred percent (100%) of their actual replacement cost from time to time, providing protection against all risks of physical loss or damage. Upon termination of this Lease following a casualty as set forth herein, the proceeds shall be paid to Tenant.

(c) Beginning on the date Tenant is given access to the Premises for any purpose and continuing until expiration of the Term of the Lease, Tenant shall procure, pay for and maintain in effect workers’ compensation and employer’s liability insurance. In addition, Tenant shall carry commercial general liability insurance including coverage for personal injury and contractual liability with not less than Two Million and No/100ths Dollars ($2,000,000.00) per occurrence combined single limit, and a Five Million and No/100ths Dollars ($5,000,000.00) aggregate limit, for bodily injury, personal injury or property damage liability.

(d) [Intentionally omitted]

(e) Landlord and Tenant each hereby waive all rights of recovery against the other and against the officers, employees, agents and representatives of the other, on account of loss by or damage to the waiving party of its property or the property of others under its control, to the extent that such loss or damage is insured against and payment is made under any “all risk” or “special form” insurance policy which either may have in force at the time of the loss or damage. Tenant and Landlord shall, upon obtaining the policies of insurance required under this Lease, give notice to its insurance carrier or carriers that the foregoing mutual waiver of subrogation as contained in this Lease.

(f) During the term of this Lease, Landlord shall maintain the following policies of insurance with insurers of recognized responsibility, licensed to do business in the State of California, rated by Best Insurance Reports as A-: VII or better: (i) commercial general liability of Two Million and No/100ths Dollars ($2,000,000.00) per occurrence combined single limit, and Five Million and No/100ths Dollars ($5,000,000.00) aggregate limit, for bodily injury, personal injury and property damage liability, (ii) workers’ compensation insurance, in accordance with applicable law, and employee’s liability insurance and bodily injury by accident of One Million and No/100ths Dollars ($1,000,000.00) per accident, and bodily injury by disease One Million and No/100ths Dollars ($1,000,000.00) policy limit, and (iii) property liability insurance, on “all risk” or “special form” basis, insuring the Building for the full replacement costs thereof. Landlord shall be responsible for insuring the Tenant Improvements funded and installed by Landlord pursuant to the provisions of the Lease Improvement Agreement.

(g) Provided that Tenant complies with the provisions of Section 18(a), Tenant shall have the right to self-insure the requirements of this Section 18, provided Tenant, along with any corporate parent, subsidiary or affiliate thereof, maintains a minimum net worth of $400 million as shown in the latest annual financial report for Tenant. Tenant shall provide Landlord with thirty (30) days prior written notice of such election to self- insure.

19.	AD VALOREM TAXES

Tenant shall pay, or cause to be paid, before delinquency, any and all taxes levied or assessed and which become payable during the term hereof upon all Tenant’s leasehold improvements (if not part of the improvements constructed pursuant to the Leasehold Improvement Agreement), equipment, furniture, fixtures, and personal property located in the Premises, except that which has been paid for by Landlord and is the standard of the Building. In the event any or all of the Tenant’s leasehold improvements (if not part of the improvements constructed pursuant to the Leasehold Improvement Agreement), equipment, furniture, fixtures, and personal property shall be assessed and taxed with the Building, Tenant shall pay to Landlord its share of such taxes within thirty (30) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant’s property with supporting documentation.

20.	WAIVER

No delay or omission in the exercise of any right or remedy of Landlord or Tenant on any default by Tenant or Landlord shall impair such a right or remedy or be construed as a waiver. The subsequent acceptance of Rent by Landlord after breach by Tenant of any covenant or term of this Lease shall not be deemed a waiver of such breach, other than a waiver of timely payment for the particular Rent involved, and shall not prevent Landlord from maintaining an unlawful detainer or other action based on such breach. No act or conduct of Landlord, including without limitation the acceptance of the keys to the Premises, shall constitute an acceptance of the surrender of the Premises by Tenant before the expiration of the term. Prior to the scheduled expiration of the term of the Lease, only a notice from Landlord to Tenant shall constitute acceptance of the surrender of the Premises and accomplish an early termination of this Lease. Landlord’s consent to or approval of any act by Tenant requiring Landlord’s consent or approval shall not be deemed to waive or render unnecessary Landlord’s consent to or approval of any subsequent act by Tenant. Any waiver by Landlord or Tenant of any default must be in writing and shall not be a waiver of any other default concerning the same or any other provision of this Lease. The review, approval, or inspection by Landlord of any item to be reviewed, approved, or inspected by Landlord under the terms of this Lease shall not constitute the assumption of any responsibility by Landlord for the accuracy or sufficiency of any such item or the quality or suitability of such item for its intended use.

21.	ENTRY BY LANDLORD

Landlord reserves, and shall at any and all reasonable times with reasonable notice have the right to enter the Premises to inspect the same, to supply any service to be provided by Landlord to Tenant hereunder, to show the Premises to prospective purchasers or tenants (with regard to prospective tenants, such entrance shall not occur earlier than one hundred eighty (180) days prior to the expiration of the Term), to post notices of non-responsibility, and to maintain and repair the Premises and any portion of the Building that Landlord may deem necessary or desirable, without abatement of Rent, and may for that purpose erect scaffolding and other necessary structures, where reasonably required by the character of the work to be performed, always providing that the entrance to the Premises shall not be blocked thereby and further providing that the business of the Tenant shall not be interfered with unreasonably. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant’s vaults, safes, files, and other areas designated as secure by Tenant, and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in the event of an emergency (as determined by Landlord or its employees or representatives acting in good faith), in order to obtain entry to the Premises without liability to Landlord. Any entry to the Premises obtained by Landlord by any of said means or otherwise shall not under any circumstances be construed or be deemed to be a forcible or unlawful entry into, or a detainer of the Premises, or an eviction of Tenant from the Premises or any portion thereof.

22.	CASUALTY DAMAGE

(a) During the Term hereof, if the Premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give prompt written notice thereof to Landlord. In case the Building shall be so damaged by fire or other casualty that substantial alteration or reconstruction of the Building shall be required (whether or not the Premises shall have been damaged by such fire or other casualty), (i) if such damage cannot be repaired within two hundred seventy (270) days thereafter, as reasonably determined by Landlord, (ii) if any mortgagee under a mortgage or deed of trust covering the Building requires that the insurance proceeds payable as a result of said fire or other casualty be used to retire or reduce such mortgage debt, or (iii) if such damage is not covered by insurance carried by Landlord or required to be carried by Landlord under this Lease, Landlord may, at its option, terminate this Lease and the term and estate hereby granted by notifying Tenant in writing of such termination within fifty (50) days after the date of such damage, in which event the Rent shall be abated as of the date of such damage. If Landlord elects to repair the Premises and/or the Building, Landlord shall within sixty (60) days after the date of such damage commence to repair and restore the Building and shall proceed with reasonable diligence to restore the Building (except that Landlord shall not be responsible for delays outside its control) to substantially the same condition in which it was immediately prior to the happening of the casualty, except that Landlord shall not be required to rebuild, repair or replace any part of Tenant’s furniture and furnishings or fixtures and equipment removable by Tenant under the provisions of this Lease, but such work shall not exceed the scope of the work done by Landlord in originally constructing the Building. Tenant shall not be entitled to any compensation or damages from Landlord, and Landlord shall not be liable, for any loss of the use of the whole or any part of the Premises, the Building, Tenant’s personal property, or any inconvenience or annoyance occasioned by such loss of use, damage, repair, reconstruction or restoration, except that, Landlord shall allow Tenant a diminution of Rent during the time and to the extent the Premises are unfit or unavailable for occupancy. Any insurance which may be carried by Landlord or Tenant against loss or damage to the Building or to the Premises shall be for the sole benefit of the party carrying such insurance and under its sole control. Tenant hereby specifically waives any and all rights it may have under any law, statute, ordinance or regulation to terminate the Lease by reason of casualty or damage to the Premises or Building, and the parties hereto specifically agree that the Lease shall not automatically terminate by law upon destruction of the Premises. Except as otherwise provided in this Section 22, Tenant hereby waives the provisions of Sections 1932(2), 1933(4), 1941 and 1942 of the California Civil Code.

(b) In the event that Landlord elects to repair any damage to the Premises and/or Building (if such damage prevents Tenant from using the Premises pursuant to this Lease), Landlord shall deliver written notice to Tenant indicating Landlord’s good faith estimate of the number of days required to repair such damage within fifty (50) days following the date of such damage. If Landlord’s estimate is in excess of two hundred seventy (270) days, for a period of thirty (30) days following receipt of such notice, Tenant shall have the right, by delivery of written notice to Landlord, to terminate this Lease, which termination shall be effective upon delivery of such notice to

Tenant by Landlord. The failure of Tenant to provide such written notice within such time period, shall be deemed a waiver of Tenant’s right to terminate this Lease pursuant to the preceding sentence.

23.	CONDEMNATION

(a) If the whole of the Building or Premises should be condemned, this Lease shall terminate as of the date when physical possession of the Building or the Premises is taken by the condemning authority. If less than substantially the whole of the Building or the Premises is thus taken or sold, this Lease shall be unaffected by such taking, provided that (i) Tenant shall have the right to terminate this Lease by written notice to Landlord given within ninety (90) days after the date of such taking if twenty percent (20%) or more of the Premises is taken and the remaining area of the Premises is not reasonably sufficient for Tenant to continue operation of its business, and (ii) Landlord (whether or not the Premises are affected thereby) may terminate this Lease by giving written notice thereof to Tenant within sixty (60) days after the date of such taking, in which event this Lease shall terminate as of the date when physical possession of such portion of the Building or Premises is taken by the condemning authority. If, upon any such condemnation of less than substantially the whole of the Building or the Premises, this Lease shall not be thus terminated, the Rent payable hereunder shall be diminished by an amount representing that part of the Rent as shall properly be allocable to the portion of the Premises which was so condemned, and Landlord shall, at Landlord’s sole expense, restore and reconstruct the remainder of the Building and the Premises to substantially their former condition to the extent that the same, in Landlord’s reasonable judgment, may be feasible, but such work shall not exceed the scope of the work done in originally constructing the Building, nor shall Landlord in any event be required to spend for such work an amount in excess of the amount received by Landlord as compensation awarded upon a taking of any part or all of the Building or the Premises. Subject to the rights of any mortgagee under a mortgage or deed of trust covering the Building, Landlord shall be entitled to and shall receive the total amount of any award made with respect to condemnation of the Premises or Building, regardless of whether the award is based on a single award or a separate award as between the respective parties, and to the extent that any such award or awards shall be made to Tenant or to any person claiming through or under Tenant, Tenant hereby irrevocably assigns to Landlord all of its rights, title and interest in and to any such awards. No portion of any such award or awards shall be allocated to or paid to Tenant for any so-called bonus or excess value of this Lease by reason of the relationship between the rental payable under this Lease and what may at the time be a fair market rental for the Premises, nor for Tenant’s unamortized costs of leasehold improvements. The foregoing notwithstanding, and if Tenant be not in default for any reason, Landlord shall turn over to Tenant, promptly after receipt thereof by Landlord, that portion of any such award received by Landlord hereunder which is attributable to Tenant’s fixtures and equipment which are condemned as part of the property taken but which Tenant would otherwise be entitled to remove, and the appraisal of the condemning authority with respect to the amount of any such award allocable to such items shall be conclusive. The foregoing shall not, however, be deemed to restrict Tenant’s right to pursue a separate award specifically for its relocation expenses or the taking of Tenant’s personal property or trade fixtures so long as such separate award does not diminish any award otherwise due Landlord as a result of such condemnation or taking. Tenant hereby specifically waives any and all rights it may have under any law, statute, ordinance or regulation (including, without limitation, Sections 1265.120 and 1265.130 of the California Code of Civil Procedure), to terminate or petition to terminate this Lease upon partial condemnation of the Premises or Building, and the parties hereto specifically agree that this Lease shall not automatically terminate upon condemnation.

(b) Landlord may, without any obligation or liability to Tenant and without affecting the validity and existence of this Lease other than as hereafter expressly provided, agree to sell and/or convey to the condemnor the Premises or portion thereof sought by the condemnor, without first requiring that any action or proceeding be instituted, or if such action or proceeding shall have been instituted, without first requiring any trial or hearing thereof (and Landlord is expressly empowered to stipulate to judgment therein), free from this Lease and the rights of Tenant hereunder.

(c) If all or any portion of the Premises is condemned or otherwise taken for a period (i) of less than one hundred twenty (120) days, this Lease shall remain in full force and effect and Tenant shall continue to perform all terms and covenants of this Lease; provided, however, Rent shall abate during such limited period in proportion to the portion of the Premises that is rendered unusable as a result of such condemnation or other taking, or (ii) of one hundred twenty (120) days or more, Tenant shall have the right to terminate this Lease by providing written notice of such election within thirty (30) days of such condemnation, in which case Rent shall be abated as of the date of such condemnation.

(d) The words “condemnation” or “condemned” as used herein shall mean the taking for any public or quasi-public use under any governmental law, ordinance, or regulation, or the exercise of, or the intent to exercise, the power of eminent domain, expressed in writing, as well as the filing of any action or proceeding for such purpose, by any person, entity, body, agency, or authority having the right or power of eminent domain, and shall include a voluntary sale by Landlord to any such person, entity, body agency or authority, either under threat of condemnation expressed in writing or while condemnation proceedings are pending, and shall occur in point of time upon the actual physical taking of possession pursuant to the exercise of said power of eminent domain.

24.	TENANT’S DEFAULT

The occurrence of any one or more of the following events shall constitute a default and breach of this Lease by Tenant:

(a) The abandonment of the Premises by Tenant (failure to occupy and operate the Premises for ten (10) days or more shall be deemed an abandonment), unless Tenant continues to pay all Rent and other expenses as and when due.

(b) The failure by Tenant to make any payment of Rent or any other payment required to be made by Tenant hereunder as and when due, which such failure shall continue for a period of five business days following Tenant’s receipt of written demand from Landlord.

(c) Tenant’s failure to observe or perform any of the covenants, conditions, or provisions of this Lease to be observed or performed by Tenant, other than as described in subparagraph (b) above, where such failure shall continue for a period of fifteen (15) days after written notice thereof by Landlord to Tenant; provided, however, that if the nature of Tenant’s default is such that more than fifteen (15) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said fifteen (15) day period and thereafter diligently prosecutes such cure to completion; provided that such cure shall not be in excess of ninety (90) days.

(d) The making by Tenant of any general assignment or general arrangement for the benefit of creditors, or the appointment of a trustee or a receiver to take possession of substantially all of Tenant’s assets located at the Premises or of Tenant’s interest in this Lease, where possession is not restored to Tenant within sixty (60) days, or the attachment, execution, or other judicial seizure of substantially all of Tenant’s assets located at the Premises or of Tenant’s interest in this Lease, where such seizure is not discharged in sixty (60) days.

(e) The filing of any voluntary petition in bankruptcy by Tenant, or the filing of any involuntary petition by Tenant’s creditors, which involuntary petition remains undischarged for a period of sixty (60) days. In the event that under applicable law the trustee in bankruptcy or Tenant has the right to affirm this Lease and perform the obligations of Tenant hereunder, such trustee or Tenant shall, in such time period as may be permitted by the bankruptcy court having jurisdiction, cure all defaults of Tenant hereunder outstanding as of the date of the affirmance of this Lease, and provide to Landlord such adequate assurances as may be necessary to ensure Landlord of the continued performance of Tenant’s obligation under this Lease.

(f) Without the prior written consent of Landlord, which shall not be unreasonably withheld or delayed, selling, leasing, assigning, encumbering, hypothecating, transferring, or otherwise disposing of all or substantially all of the Tenant’s assets.

(g) If Tenant is a partnership or consists of more than one (1) person or entity, if any partner of the partnership or other person or entity is involved in any of the acts or events described in Sections (d) or (e) above.

25.	REMEDIES FOR TENANT’S DEFAULT

In the event of Tenant’s default, Landlord may:

(a) Terminate Tenant’s right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event, Landlord shall be entitled to recover from Tenant:

(1) the worth at the time of the award of any unpaid rent which had been earned at the time of such termination; plus

(2) the worth at the time of the award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss which Tenant proves could have been reasonably avoided; plus

(3) the worth at the time of the award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss which Tenant proves could be reasonably avoided; plus

(4) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant’s failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom (including, without limitation, the cost of recovering possession of the Premises, expenses of reletting including necessary renovation and alteration of the Premises, reasonable attorneys’ fees, and real estate commissions actually paid and that portion of the leasing commission paid by Landlord and applicable to the unexpired portion of this Lease); plus

(5) such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable California law.

As used in Subsections (1) and (2) above, the “worth at the time of the award” shall be computed by allowing interest at the lesser often percent (10%) per annum, or the maximum rate permitted by law per annum. As used in Subsection (3) above, the “worth at the time of award” shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

(b) Continue this Lease in full force and effect, and the Lease will continue in effect, as long as Landlord does not terminate Tenant’s right to possession, and Landlord shall have the right to collect Rent when due consistent with California Civil Code Section 1951.4. During the period Tenant is in default, Landlord may enter the Premises and relet them, or any part of them, to third parties for Tenant’s account. Tenant shall be liable immediately to Landlord for all costs Landlord reasonably incurs in reletting the Premises, including, without limitation, brokers’ commissions, expenses of remodeling the Premises required by the reletting, and like costs. Reletting can be for a period shorter or longer than the remaining term of this Lease. Tenant shall pay to Landlord the Rent due under this Lease on the dates the Rent is due, less the rent Landlord receives from any reletting. In no event shall Tenant be entitled to any excess rent received by Landlord. No act by Landlord allowed by this paragraph shall terminate this Lease unless Landlord notifies Tenant in writing that Landlord elects to terminate this Lease. After Tenant’s default and for as long as Landlord does not terminate Tenant’s right to possession of the Premises, if Tenant obtains Landlord’s consent, Tenant shall have the right to assign or sublet its interest in this Lease, but Tenant shall not be released from liability.

(c) Cause a receiver to be appointed to collect Rent. Neither the filing of a petition for the appointment of a receiver nor the appointment itself shall constitute an election by Landlord to terminate the Lease.

(d) Cure the default at Tenant’s cost. If Landlord at any time, by reason of Tenant’s default, reasonably pays any sum or does any act that requires the payment of any sum, the sum paid by Landlord shall be due immediately from Tenant to Landlord at the time the sum is paid, and if paid at a later date shall bear interest at the lesser of ten percent (10%) per annum, or the maximum rate an individual is permitted by law to charge from the date the sum is paid by Landlord until Landlord is reimbursed by Tenant. The sum, together with interest on it, shall be additional Rent.

The foregoing remedies are not exclusive; they are cumulative, in addition to any remedies now or later allowed by law, to any equitable remedies Landlord may have, and to any remedies Landlord may have under bankruptcy laws or laws affecting creditors’ rights generally. The waiver by Landlord of any breach of any term, covenant or condition of this Lease shall not be deemed a waiver of such term, covenant or condition or of any subsequent breach of the same or any other term, covenant or condition. Acceptance of Rent by Landlord subsequent to any breach hereof shall not be deemed a waiver of any proceeding breach other than a failure to pay the particular Rent so accepted, regardless of Landlord’s knowledge of any breach at the time of such acceptance of Rent. Landlord shall not be deemed to have waived any term, covenant or condition unless Landlord gives Tenant written notice of such waiver.

26.	SURRENDER OF PREMISES

On expiration of this Lease or within five (5) days after the earlier termination of the Term, Tenant shall surrender to Landlord the Premises in good condition (except for ordinary wear and tear, repair and maintenance which is the obligation of Landlord, and destruction to the Premises covered by Section 22). Tenant shall remove all its personal property within the above-stated time. Tenant shall perform all restoration made necessary by the removal of any alterations or Tenant’s personal property within the time periods stated in this paragraph.

Landlord may elect to retain or dispose of in any manner any alterations or any of Tenant’s personal property that Tenant does not remove from the Premises on expiration or termination of the term as allowed or required by this Lease by giving at least ten (10) days’ notice to Tenant. Title to any such alterations or any of Tenant’s personal property that Landlord elects to retain or dispose of on expiration of the ten (10)-day period shall vest in Landlord. Tenant waives all claims against Landlord for any damage to Tenant resulting from Landlord’s retention or disposition of any such alterations or any of Tenant’s personal property. Tenant shall be liable to Landlord for Landlord’s costs for storing, removing, and disposing of any alterations or any of Tenant’s personal property. If Tenant fails to surrender the Premises to Landlord on expiration or five (5) days after termination of the term as required by this paragraph, Tenant shall indemnify and hold Landlord harmless from all claims, liability and damages resulting from Tenant’s failure to surrender the Premises, including, without limitation, claims made by a succeeding tenant resulting from Tenant’s failure to surrender the Premises.

27.	SUBSTITUTION

Intentionally Deleted.

28.	PARKING

Tenant shall have the right to park in the Project’s parking facilities in common with other tenants of the Building and or Project upon terms and conditions as may from time to time be established by Landlord. In this regard, during the Term of the Lease, Tenant shall be entitled to the nonexclusive use of not less than four (4) parking spaces for every one thousand (1,000) rentable square feet within the Premises at no cost to Tenant or Tenant’s employees or visitors. If Tenant and Tenant’s employees and visitors consistently use more parking stalls than allotted to Tenant under this Lease, and as a result other occupants of the Building consistently do not have a sufficient parking spaces available to them, Landlord shall have the right to thereafter take commercially reasonable measures, (such as issuing parking permits, and towing vehicles) in order to ensure that Tenant and the other Building occupants do not use more spaces than allotted to them under their respective leases. Not more than thirty-five percent (35%) of the parking spaces shall be compact-sized, with the balance being full-sized. The parking layout shall include an adequate area reserved for car-pool parking. If Landlord grants reserved parking rights to any occupant of the Building, such occupant’s percentage of such reserved parking stalls shall not exceed such occupant’s proportionate share of the rentable area of the Building, and Tenant shall be entitled to that percentage of the total reserved parking stalls equal to Tenant’s Proportionate Share of the rentable area of the Building. Landlord shall use best efforts to ensure that the Tenant’s rights to the parking area are not infringed upon by others. Landlord shall ensure, at Landlord’s sole expense, that the exterior light levels satisfy all laws and prudent safety standards; Landlord shall, prior to completion of construction, provide the results of an exterior lighting survey to Tenant. Landlord shall not be liable for any claims, losses, damages, expenses or demands with respect to injury or damage to the vehicles of Tenant or Tenant’s customers or employees that park in the parking areas of the Project, except for such loss or damage as may be caused by Landlord’s gross negligence or willful misconduct. If Tenant leases additional space in the Building or Project, Tenant’s reserved and non-exclusive parking rights shall be increased on a proportionate basis.

29.	ESTOPPEL CERTIFICATE

(a) Tenant shall at any time and from time to time upon not less than fifteen (15) days’ prior written notice from Landlord execute, acknowledge, and deliver to Landlord a statement in writing, (a) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as modified is in full force and effect) and the date to which the Rental and other charges are paid in advance, if any; (b) certifying that the Premises have been accepted by Tenant; (c) confirming the Commencement Date and the expiration date of this Lease; (d) acknowledging that there are not, to Tenant’s knowledge, any uncured defaults on the part of the Landlord hereunder, or specifying such defaults, if any are claimed, and (e) such other matters reasonably requested by Landlord. Any such statement may be relied upon by a prospective purchaser or encumbrancer of all or any portion of the real property of which the Premises are a part.

(b) Landlord shall at any time and from time to time upon not less than fifteen (15) days’ prior written notice from Tenant execute, acknowledge, and deliver to Tenant a statement in writing, (a) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as modified is in full force and effect) and the date to which the Rental and other charges are paid in advance, if any; (b) confirming the Commencement Date and the expiration date of this Lease; (c) acknowledging that there are not, to Landlord’s knowledge, any uncured defaults on the part of the Tenant hereunder, or specifying such defaults, if any are claimed, and (d) such other matters reasonably requested by Tenant. Any such statement may be relied upon by a prospective transferee of Tenant’s interest in this Lease.

30.	SALE OF PREMISES

In the event of any sale of the Project, Landlord shall be and hereby is entirely freed and relieved of all further liability under any and all of its covenants and obligations contained in or derived from this Lease and accruing after such sale, and the purchaser, at such sale or any subsequent sale of the Premises, shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any such purchaser, to have assumed and agreed to carry out any and all of the covenants and obligations of Landlord under this Lease. If any Security Deposit or prepaid Rent has been paid by Tenant, Landlord will transfer the Security Deposit and prepaid Rent to Landlord’s successor and upon such transfer, Landlord shall be relieved of any and all further liability with respect thereto.

31.	SUBORDINATION, ATTORNMENT

(a) This Lease is and shall be subordinate to any encumbrance now of record or recorded after the date of this Lease affecting the Building, other improvements, and land of which the Premises are a part. Such subordination is effective without any further act of Tenant. If any mortgagee, trustee, or ground lessor shall elect to have this Lease and any options granted hereby prior to the lien of its mortgage, deed of trust, or ground lease, and shall give written notice thereof to Tenant, this Lease and such options shall be deemed prior to such mortgage, deed of trust, or ground lease, whether this Lease or such options are deeded prior or subsequent to the date of said mortgage, deed of trust, or ground lease, or the date of recording thereof.

(b) In the event any proceedings are brought for foreclosure, or in the event of a sale or exchange of the real property on which the Building is located, or in the event of the exercise of the power of sale under any mortgage or deed of trust made by Landlord covering the Premises, Tenant shall attorn to the purchaser upon any such foreclosure and sale and recognize such purchaser as the Landlord under this Lease.

(c) Tenant agrees to execute any documents reasonably required to effectuate an attornment or to make this Lease or any options granted herein prior to the lien of any mortgage, deed of trust, or ground lease, as the case may be, provided the rights of Tenant are not diminished or adversely affected as a result thereof.

(d) Landlord agrees that Tenant’s obligations to subordinate under this Section 31 to any existing and future ground lease, mortgage, or deed of trust (each, an “Encumbrance”) shall be conditioned upon Tenant’s receipt of a non-disturbance agreement from the party requiring such subordination (which party is referred to for the purposes of this Section as the “Superior Lienor”). Such non-disturbance agreement shall be in recordable form, and shall provide, at a minimum, that (i) Tenant’s possession of the Premises shall not be interfered with following a foreclosure, or other termination of the Encumbrance, provided Tenant is not in default beyond any applicable cure periods, (ii) there shall be no diminution in Tenant’s rights under this Lease as a result of a foreclosure or other termination of the Encumbrance, and (iii) the Superior Lienor or any other party acquiring Landlord’s interest in this Lease shall perform all of Landlord’s future obligations hereunder, and (iv) Landlord’s obligation with respect to such a non-disturbance agreement shall be limited to obtaining the non-disturbance agreement in such form as the Superior Lienor generally provides in connection with its standard commercial loans, however, Tenant shall have the right to negotiate, and Landlord shall use its good faith efforts and due diligence in assisting Tenant in the negotiation of, revisions to that non-disturbance directly with the Superior Lienor. Tenant agrees to use its good faith efforts to reach agreement with the Superior Lienor upon acceptable terms and conditions of a non-disturbance agreement.

(e) Tenant’s obligation to pay Rent under this Lease to Superior Lienor is conditioned upon Tenant’s receipt of a nondisturbance agreement, satisfying the requirements of Section 31(d), from any Superior Lienor whose Encumbrance is superior to this Lease as of the Commencement Date.

32.	AUTHORITY OF TENANT

If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation, and that this Lease is binding upon said corporation in accordance with its terms.

33.	BROKER

(a) Landlord and Tenant each warrants that it has had no dealings with any real estate broker or agents in connection with the negotiation of this Lease except for the broker or brokers listed in the Basic Lease Information of this Lease (“Broker”), and it knows of no other real estate broker or agent who is entitled to a commission in connection with the Lease. Landlord agrees to pay any commission to which its Broker is entitled in connection with this Lease. Tenant agrees to indemnify and defend Landlord and hold Landlord harmless from any claims for brokerage commissions arising out of any discussion allegedly had by Tenant with any broker other than Broker.

(b) Landlord shall pay Tenant’s Broker a commission per a separate commission agreement.

34.	HOLDING OVER

Upon termination of the Lease or expiration of the Term hereof, if Tenant retains possession of the Premises without Landlord’s written consent first had and obtained, then Tenant’s possession shall be deemed a month-to-month tenancy upon all of the terms and conditions contained in this Lease, except the Base Rent portion of the Rent which shall be increased to one hundred twenty-five percent (125%) of the amount of the Base Rent portion of the Rent at the expiration or earlier termination of the Lease, as the case may be. Rent, as adjusted pursuant to this Section, shall be payable in advance on or before the first day of each month. If either party desires to terminate such month-to-month tenancy, it shall give the other party not less than thirty (30) days’ advance written notice of the date of termination.

35.	RULES AND REGULATIONS

Tenant shall faithfully observe and comply with the reasonable, nondiscriminatory rules and regulations that Landlord shall from time to time promulgate. Landlord reserves the right from time to time to make all reasonable nondiscriminatory modifications to said rules. The additions and modifications to those rules shall be binding upon Tenant upon delivery of a copy to them to Tenant (a copy of the present Rules and Regulations is attached hereto as Exhibit D). Landlord shall use its reasonable efforts to enforce compliance with such rules in a uniform manner, but shall not be responsible to Tenant for the nonperformance of any of said rules by other tenants or occupants. In the event of any inconsistency between such rules and regulations and this Lease, the terms of this Lease shall govern. Any consent required to be obtained by Tenant pursuant to the rules and regulations shall not be unreasonably withheld or delayed.

36.	OTHER RIGHTS RESERVED BY LANDLORD

In addition to any other rights contained in this Lease, Landlord retains and shall have the rights set forth below, exercisable without notice and without liability to Tenant for damage or injury to property, person or business and without effecting an eviction, constructive or actual, or disturbance of Tenant’s use or possession of the Premises or giving rise to any claim for setoff or abatement of Rent: to install, affix and maintain any and all signs on the exterior and interior of the Building, except as limited by Section 37(p) below; to reduce, increase, enclose or otherwise change at any time and from time to time the size, number, location, layout end nature of the Project Common Area and facilities and other tenancies and premises in the Project and to create additional rentable areas through use or enclosure of Project Common Area, provided that such changes do not materially affect Tenant’s business, and parking layout, location and nature of parking spaces available, and the access to the Premises and visibility of Tenant’s signage is not impaired.

37.	GENERAL PROVISIONS

(a) Plats and Riders. Clauses, plats, and riders, if any, signed by the Landlord and Tenant and endorsed on or affixed to this Lease are a part hereof.

(b) Consents. Except as provided in this Lease, whenever this Lease requires the consent or approval of Landlord, Landlord agrees that such consent or approval shall not be unreasonably withheld or delayed.

(c) Joint Obligation. If there be more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several.

(d) Marginal Headings. The marginal headings and titles to the paragraphs of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

(e) Time. Time is of the essence in this Lease and with respect to each and all of its provisions in which performance is a factor.

(f) Quiet Possession. Upon Tenant paying the Rent reserved hereunder, and observing and performing all of the covenants, conditions, and provisions on Tenant’s part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire term hereof, subject to all the provisions of this Lease.

(g) Prior Agreements. This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreements or understanding pertaining to any such matters shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest. This Lease shall not be effective or binding on any party until fully executed by both parties hereto.

(h) Force Majeure. Except as provided in this Lease, in the event Landlord or Tenant, is delayed, interrupted or prevented from performing any of its obligations under this Lease, and such delay, interruption or prevention is due to fire, act of God, failure of utility service provider to provide such utility service, government regulation or restriction, governmental delay in issuing permits, approvals and inspections, weather which causes delay of construction, strike, labor dispute, unavailability of materials or any other cause outside the reasonable control of such party (excepting, however, such party’s financial inability), then the time for performance of the affected obligations of such party shall be extended for a period equivalent to the period of such delay, interruption or prevention (but in no event shall the time for performance of any obligation for payment of money be extended pursuant to this provision).

(i) Jury Trial. The parties hereto shall, and they hereby do, waive trial by jury in any action, proceeding, or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant’s use or occupancy of the Premises and/or any claim of injury or damage.

(j) Limitation on Liability. In consideration of the benefits accruing hereunder, Tenant and all successors and assigns covenant and agree that, in the event of any actual or alleged failure, breach or default hereunder by Landlord (except for a default under the Lease Improvement Agreement prior to the Commencement Date (1) Tenant’s sole and exclusive recourse shall be against Landlord’s interest in the Project. Tenant shall not have any right to satisfy any judgment which it may have against Landlord from any other assets of Landlord; (2) no partner, stockholder, director, officer, employee, beneficiary or trustee (collectively, “Partner”) of Landlord shall be sued or named as a party in any suit or action (except as may be necessary to secure jurisdiction over Landlord); (3) no service of process shall be made against any Partner of Landlord (except as may be necessary to secure jurisdiction over Landlord); (4) no Partner of Landlord shall be required to answer or otherwise plead to any service of process; (5) no judgment will be taken against any Partner of Landlord; (6) any judgment taken against any Partner of Landlord may be vacated and set aside at any time nunc pro tunc; (7) no writ of execution will ever be levied against the assets of any Partner of Landlord; and (8) these covenants and agreements are enforceable both by Landlord and also by any Partner of Landlord.

(k) Limitation on Liability. The obligations of Tenant under this Lease do not constitute personal obligations of the individual officers and employees of Tenant.

(l) [Intentionally omitted]

(m) No Construction Against Drafter. The provisions of this Lease shall be construed in accordance with the fair meaning of the language used and shall not be strictly construed against either party.

(n) Separability. Any provisions of this Lease which shall prove to be invalid, void, and illegal shall in no way affect, impair, or invalidate any other provision hereof, and such other provisions shall remain in full force and effect.

(o) Choice of Law. This Lease shall be governed by the laws of the State in which the Premises are located.

(p) Signage.

(i)	If Landlord should install a monument (the “Monument”) (it being agreed that Landlord has no obligation to do so) on the Lot in accordance with the covenants, conditions and restrictions encumbering the Project, such Monument may be used for Tenant and Building identification, and Tenant shall have the non-exclusive right to install its identification signage. Tenant shall be responsible for all costs associated with the installation and maintenance of such signage. Upon the termination of this Lease, the Monument signage shall be removed by Landlord, at Tenant’s expense.

(ii)

Tenant shall be entitled, on a non-exclusive basis, to Building parapet signage (“Building Signage”) to be located at a location acceptable to Landlord and Tenant. The size, style, material and attachment of such exterior signage shall be subject to the reasonable approval of Landlord and Tenant and such exterior signage shall comply with all applicable laws, statutes and ordinances, and the conditions, covenants and restrictions encumbering the Project (collectively, the “Sign Ordinances”). The Building signage shall be as large as such Sign Ordinances allow. Tenant shall be responsible for all costs associated with the installation and maintenance of such signage. Upon the termination of this Lease, the Building Signage shall be removed by Landlord, at Tenant’s expense. Landlord shall have the right to install other signs on the Building, but Landlord will not permit any Competitor (as defined below) to place a sign on the Building or Monument. As used in this Section 39(p), a “Competitor”

shall be any company that is commonly known to directly compete with Tenant’s health maintenance organization and health insurance businesses. Notwithstanding the above, should Tenant lease the entire rentable area of the Building, Tenant shall have exclusive rights to such Building Signage.

(q) Project Name. Tenant may use the name of the Project in which the Premises are located in all Tenant’s advertising in connection with Tenant’s business at the Premises and for no other purpose, except with Landlord’s consent.

(r) Late Charges. Tenant acknowledges that late payment by Tenant to Landlord of Rent will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impracticable to fix. Such costs include, without limitation, processing charges, accounting charges, and late charges that may be imposed on Landlord by the terms of any encumbrance and note secured by any encumbrance covering the Premises. Therefore, if any delinquent installment of Rent or other sums due from Tenant is not received by Landlord on or before the fifth day of each calendar month Tenant shall pay to Landlord an additional sum equal to six percent (6.00%) of such overdue amount as a late charge. The parties agree that this late charge represents a fair and reasonable estimate of the administrative and other costs that Landlord will incur by reason of late payment by Tenant. Acceptance of any late charge shall not constitute a waiver of Tenant’s default with respect to the overdue amount, nor prevent Landlord from exercising any of the other rights and remedies available to Landlord.

(s) Interest. Notwithstanding any other provisions of this Lease, any installment of Rent or other amounts due under this Lease not paid to Landlord when due shall bear interest from the date due or from the date of expenditure by Landlord for the account of Tenant, until the same have been fully paid, at the lessor of ten percent (10%) per annum or the maximum rate permitted under applicable law (the “Interest Rate”). The payment of such interest shall not constitute a waiver of any default by Tenant hereunder. Any sum owing from Landlord to Tenant under this Lease shall bear interest from the date due at the Interest Rate.

(t) Attorneys’ Fees. If Tenant or Landlord shall be in breach or default under this Lease, such party (the “Defaulting Party”) shall reimburse the other party (the “Non-Defaulting Party”) upon demand for any costs or expenses that the Non-Defaulting Party incurs in connection with any breach or default of the Defaulting Party under this Lease. Such costs shall include legal fees and costs incurred for the negotiation of a settlement, enforcement of rights or otherwise. Furthermore, if any action for breach of or to enforce the provisions of this Lease is commenced, the court in such action shall award to the party in whose favor a judgment is entered, a reasonable sum as attorneys’ fees and costs. The losing party in such action shall pay such attorneys’ fees and costs.

(u) Modification. This Lease and all exhibits attached hereto contain the entire agreement between the parties relating to the rights herein granted and the obligations herein assumed. Any oral representations or modifications concerning this Lease shall be of no force or effect, excepting a subsequent modification in writing signed by the party to be charged.

(v) Successors and Assigns. Subject to the provisions of Section 15, this Lease and each of its covenants and conditions shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors and assigns.

(w) Waiver of California Code Sections. Notwithstanding any other provision of this Lease and in addition to any waivers which may be contained in this Lease, Tenant waives the provisions of Civil Code Section 1932(2) and 1933(4) with respect to the destruction of the Premises; Civil Code Sections 1932(1), 1941 and 1942 with respect to Landlord’s repair duties and Tenant’s right of repair; and Code of Civil Procedure Section 1265.130 allowing either party to petition the Superior Court to terminate this Lease in the event of a partial taking of the Premises for public or quasi-public use by statute, by right of imminent domain, or by purchase in lieu of imminent domain; and any right of redemption or reinstatement of Tenant under any present of future case law or statutory provision (including Code of Civil Procedure Section 473, 1174(c) and 1179 and Civil Code Section 3275) in the event Tenant is dispossessed from the premises for any reason. This waiver applies to future statutes enacted in addition or in substitution to the statue specified herein, and this waiver shall apply even though Tenant may be the subject of a voluntary or involuntary petition in bankruptcy.

(x) Government Energy or Utility Controls. In the event of imposition of federal, state or local governmental controls, regulations or restrictions on the use or consumption of energy or other utilities during the term, both Landlord and Tenant shall be bound thereby.

(y) Accord and Satisfaction; Allocation of Payments. No payment by Tenant or receipt by Landlord of a lesser amount than the Rent provided for in this Lease shall be deemed to be other than account of the earliest due Rent, nor shall any endorsement or statement on any check or letter accompanying any check or payment as Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord’s right to recover the balance of the Rent or pursue any other remedy provided for in this Lease. In connection with the foregoing, Landlord shall have the absolute right in its sole discretion to apply any payment received from Tenant to any account or other payment of Tenant which is then due or delinquent.

(z) Furnishing Financial Statements. In order to induce Landlord to enter into this Lease, and at any time during the Term, Tenant agrees that it shall furnish to Landlord within 15 days, upon Landlord’s written request, with annual financial statements reflecting Tenant’s current financial condition. Tenant represents and warrants that all financial statements, records and information furnished by Tenant to Landlord in connection with the Lease are true, correct and complete in all respects as of the date of delivery.

(aa) Recording. Tenant shall not record this Lease or a memorandum thereof, or any other reference to this Lease, without the prior written consent of Landlord, Either party, upon the request of the other, shall execute and acknowledge a “short form” memorandum of this Lease for recording purposes.

(bb) Execution of Lease, No Options. The submission of this Lease to Tenant shall be for examination purposes only, and does not and shall not constitute a reservation of or option for Tenant to Lease, or otherwise created any interest of Tenant in the Premises or any other Premises within the Building. Execution of this Lease by Tenant and its return to Landlord shall not be binding on Landlord notwithstanding any time interval, until Landlord has in fact signed and delivered this Lease to Tenant.

38. NOTICES

All notices and demands required to be sent to the Landlord or Tenant under the terms of this Lease shall be personally delivered or sent by certified or registered mail, postage prepaid or by overnight courier (i.e., Federal Express), to the addresses indicated in the Basic Lease Information, or to such other addresses as the parties may from time to time designate by notice pursuant to this paragraph. In addition, Notices to Tenant shall also be sent to the building premises. Notices shall be deemed received upon the earlier of (i) if personally delivered, the date of delivery to the address of the person to receive such notice (ii) if mailed, two (2) days following the date of posting by the U.S. Postal Service, and (iii) if by overnight courier, on the business day following the deposit of such notice with such courier.

39. ADDENDA/ADDITIONAL PROVISIONS

(a) Telecommunications Carrier’s Access.

(1) Tenant’s right lo select and utilize a telecommunications and data carrier (the “Carrier”) shall be conditioned on the execution by such Carrier of a mutually acceptable license agreement, such license agreement must be commercially reasonable, pursuant to which Landlord shall grant to the Carrier a license (which shall be coextensive with the rights and privileges granted to Tenant under this Lease) to install, operate, maintain, repair, replace, and remove cable and related equipment within the Premises and the Building’s main telephone/electrical closet and vertical and horizontal pathways within the Building but outside of the Premises that are necessary to provide telecommunications and data services to Tenant at the Premises.

(2) The license contemplated herein to be granted to the Carrier shall permit the Carrier to provide services only to Tenant and not to any other tenants or occupants of the Building and shall require all of the Carrier’s equipment (other than connecting wiring) to be located in the Tenant’s Premises. The License shall not grant an exclusive right to Tenant or to the Carrier. Landlord reserves the right, at its sole discretion, to grant, renew, or extend licenses to other telecommunications and data carriers for the purposes of locating telecommunications equipment in the Building which may serve Tenant or other tenants in the Building.

(3) Except to the extent expressly set forth herein, nothing herein shall grant to the Carrier any greater rights or privileges than Tenant is granted pursuant to the terms of this Lease or diminish Tenant’s obligations or Landlord’s rights hereunder.

(4) Tenant shall be responsible for ensuring that the Carrier complies with the terms and conditions or the license agreement relating to the use of the Premises or the making of any physical Alterations imposed upon Tenant under this Lease to the extent the Carrier operates or maintains any equipment or delivers any services in the Premises. Any failure by the Carrier to observe and comply with such terms, conditions, agreement, and covenants on behalf of Tenant, to the extent the Carrier operates or maintains any equipment or delivers any services in the Premises or the Licensed Areas, shall be a default under the Lease (following the giving of written notice and the passage of the applicable cure period under Section 24).

(b) Option(s) to Renew.

Tenant shall, provided this Lease is in full force and effect and Tenant is not then in monetary or nonmonetary material default under any of the terms and conditions of this Lease (following the giving of written notice and passage of the applicable cure period under Section 24), have three (3) successive option(s) to renew this Lease for a term of five (5) year(s) each, for the Premises in “as is” condition and on the same terms and conditions set forth in this Lease, except as modified by the terms, covenants and conditions set forth below:

(1) If Tenant elects to exercise such option, then Tenant shall provide Landlord with written notice no earlier than the date which is three hundred sixty-five (365) days prior to the expiration of the then current term of this Lease, but no later than 5:00 p.m. (Pacific Standard Time) on the date which is two hundred seventy (270) days prior to the expiration of the then current term of this Lease. If Tenant fails to provide such notice, Tenant shall have no further or additional right to extend or renew the term of this Lease.

(2) The Base Rent in effect at the expiration of the then current term of this Lease shall be adjusted to reflect the current fair market rental for comparable space in the Building or Project and in other similar buildings in the same rental market as of the date the renewal term is to commence, taking into account the specific provisions of this Lease which will remain constant, and the Building amenities, location, identity, quality, age, conditions, term of lease, tenant improvements, services provided, and other pertinent items. The “Base Year” shall be the calendar year in which the commencement of the renewal term occurs.

(3) Landlord shall advise Tenant of the new Base Rent for the Premises for the applicable renewal term which will be based on Landlord’s determination of fair market rental value no later than fifteen (15) days after receipt of notice of Tenant’s exercise of its option to renew. Tenant shall have forty-five (45) days after receipt of such notification from Landlord to accept the new Base Rent, terms and conditions.

If Landlord and Tenant are unable to agree upon the fair market rental value for Base Rent for the Extension Term within such forty-five (45) day period, then within fifteen (15) days after the expiration of the forty-five (45) day period, each party, by giving notice to the other party, shall appoint a commercial real estate broker who is active in the greater Sacramento office market, with at least ten (10) years of experience. “Fair Market Rental Value” shall mean the monthly amount per rentable square foot in the Premises that a willing, non-equity new tenant would pay and a willing landlord would accept at arm’s length for space in a comparable building or buildings, with comparable tenant improvements, in a comparable location, giving appropriate consideration to then-current monthly rental rates per rentable square foot, the presence or absence of rent escalation clauses such as operating expense and tax pass-throughs, length of lease term, size and location of premises being leased and other generally applicable terms and conditions of tenancy for a similar building or buildings. If the two (2) brokers are unable to agree on the Fair Market Rental Value for the Extension Term within twenty (20) days, they shall select a third broker meeting the qualifications stated in this Section within five (5) days after the last day the two (2) brokers are given to set the Fair Market Rental Value for the Extension Term. The third broker, however selected, shall be a person who has not previously acted in any capacity for either party. Within twenty (20) days after the selection of the third broker, a majority of the brokers shall set the Fair Market Rental Value for the Extension Term. If a majority of the brokers is unable to set the Fair Market Rental Value within the twenty (20) day period, the two (2) closest Fair Market Rental Values shall be added together and their total divided by two (2). The resulting quotient shall be the Fair Market Rental Value and Tenant shall pay to Landlord said Fair Market Rental Value for the Extension Term. Each party shall be responsible for the costs, charges and fees of the broker appointed by that party plus one-half of the cost of the third broker.

(4) Any exercise by Tenant of any option to renew under this Paragraph shall be irrevocable. If requested by Landlord, Tenant agrees to execute a lease amendment reflecting the foregoing terms and conditions, prior to the commencement of the renewal term. The option(s) to renew granted under this Paragraph is/are not transferable, except to an assignee of Tenant’s entire interest in this Lease in accordance with the terms of Section 15 of this Lease.

(5) If more than one renewal option is provided above, the exercise of each renewal option shall be contingent upon Tenant exercising the prior renewal option. Only one renewal option may be exercised at a time. As each renewal option provided for above is exercised, the number of renewal options remaining to be exercised is reduced by one and upon exercise of the last remaining renewal option Tenant shall have no further right to extend the term of this Lease.

(c) Generator. Landlord shall permit Tenant to install and maintain, at Tenant’s expense, a back-up generator (and an associated fuel tank) for the Building, at a location (outside of the Building) mutually acceptable to Landlord and Tenant. Any such generator shall be subject to the requirements imposed on Alterations pursuant to Section 10 of this Lease (including, but not limited to, the requirements that Landlord approve the plans and that Tenant obtain all applicable governmental permits).

IN WITNESS WHEREOF, this Lease is executed on the date and year first above written.

LANDLORD:		TENANT:

LANDHOLD, INC., a California corporation		HEALTH NET, INC., a Delaware corporation

By:	/s/ LINDA STANLEY	By:	/s/ MICHAEL RADFORD

Title:	Linda Stanley President	Name: Title:	Michael Radford Vice President